UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.   )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
Fluence Energy, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

FLUENCE
A Siemens and AES Company

FLUENCE
Smartstack™

2025
Proxy Statement

Fluence Energy, Inc.
4601 Fairfax Drive, Suite 600
Arlington, Virginia 22203
January 26, 2026
To our Stockholders:
On behalf of the Board of Directors, I cordially invite you to attend the 2026 annual meeting of stockholders (the “Annual Meeting”) of Fluence Energy, Inc., which will be held on Thursday, March 12, 2026, beginning at 10:00 a.m. Eastern Time. The Annual Meeting will be a completely virtual meeting that will be conducted via live webcast.
In accordance with the U.S. Securities and Exchange Commission rules allowing companies to furnish proxy materials to their stockholders over the Internet, we have sent holders of record of our common stock (composed of Class A common stock, Class B-1 common stock, and Class B-2 common stock) at the close of business on Friday, January 13, 2026 a Notice of Internet Availability of Proxy Materials. Stockholders will not receive paper copies of the proxy materials unless they request them.
Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the Annual Meeting. The Notice contains instructions on how to access our Proxy Statement and Annual Report and vote online. If you would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions for requesting such materials included in the Notice, as well as in the attached Proxy Statement.
Your vote is important regardless of the number of shares that you hold. Please act as soon as possible to vote your shares. It is important that your shares be represented at the meeting whether or not you plan to attend the Annual Meeting via the Internet. Please vote electronically over the Internet, by telephone or, if you receive a paper copy of the proxy card by mail, by returning your signed proxy card in the envelope provided. You also may vote your shares online during the Annual Meeting. Instructions on how to vote while participating at the meeting live via the Internet are posted at www.virtualshareholdermeeting.com/FLNC2026.
On behalf of the Fluence Board of Directors and management, it is my pleasure to express our sincere appreciation for your continued support.

Herman Bulls Chairperson of the Board of Directors

Fluence Energy, Inc.
4601 Fairfax Drive, Suite 600
Arlington, Virginia 22203
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date March 12, 2026	Time 10:00 a.m. ET	Location www.virtualshareholdermeeting.com/FLNC2026	Record Date January 13, 2026

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Fluence Energy, Inc., a Delaware corporation (the “Company”), will be held on March 12, 2026, at 10:00 a.m., Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/FLNC2026. For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying Proxy Statement in the section titled “Questions and Answers About the Annual Meeting, Proxy Materials, and Voting — How can I attend and vote at the Annual Meeting?”
The Annual Meeting is being held:

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to elect the following twelve (12) directors to hold office until the Company’s 2027 annual meeting of stockholders and until their respective successors have been duly elected and qualified: Fahad Al-Darwish, Cynthia Arnold, Herman Bulls, Ricardo Falú, Elizabeth Fessenden, Ruth Gratzke, Harald von Heynitz, Peter Chi-Shun Luk, Axel Meier, Letitia (“Tish”) Mendoza, Julian Nebreda, and John Christopher (“Chris”) Shelton;

2	to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for our fiscal year ending September 30, 2026;
3	to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers;
4	to approve the amendment and restatement of the Company’s 2021 Incentive Award Plan; and
5	to transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment thereof.

These items of business are described in the Proxy Statement that follows this notice. Holders of record of the Company’s common stock as of the close of business on January 13, 2026 are entitled to notice of and to vote at the Annual Meeting or any continuation, postponement, or adjournment thereof. A complete list of such stockholders will be open to the examination of any stockholder for a purpose germane to the meeting for a period of ten days before the Annual Meeting at the Company’s principal place of business, located at 4601 Fairfax Drive, Suite 600, Arlington, Virginia 22203. The list of these stockholders also will be available during the Annual Meeting after entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card, or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
Your vote is important. Voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Please promptly vote your shares by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials or, if you received a paper or electronic copy of the Company’s proxy materials, by completing, signing, dating, and returning your proxy card or by Internet or telephone voting as described on your proxy card.

By Order of the Board of Directors Vincent W. Mathis Senior Vice President, Chief Legal and Compliance Officer, and Secretary

Arlington, Virginia
January 26, 2026
This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about January 26, 2026.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting:
This Proxy Statement and the Company’s 2025 Annual Report are available free of charge at
www.proxyvote.com.

Fluence Energy, Inc.
4601 Fairfax Drive, Suite 600
Arlington, Virginia 22203
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 12, 2026
This proxy statement (the “Proxy Statement”) and our annual report for the fiscal year ended September 30, 2025 (the “Annual Report” and, together with this Proxy Statement, the “proxy materials”) are being furnished by and on behalf of the board of directors (the “Board” or “Board of Directors”) of Fluence Energy, Inc. (the “Company,” “Fluence,” “we,” “us,” or “our”), in connection with our 2026 annual meeting of stockholders (the “Annual Meeting”). The Notice of Annual Meeting and this Proxy Statement are first being distributed or made available, as the case may be, on or about January 26, 2026.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING
TO BE HELD ON MARCH 12, 2026
On or about January 26, 2026, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice and Access Card”), containing instructions on how to access our Proxy Statement and our Annual Report. The Notice and Access Card provides instructions on how to vote via the Internet, by telephone and includes instructions on how to receive a paper copy of our proxy materials by mail. The Proxy Statement and Annual Report can be accessed directly at the following Internet address: www.proxyvote.com. You will be asked to enter the 16-digit control number located on your Notice and Access Card or proxy card.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING, PROXY MATERIALS, AND VOTING
When and where will the Annual Meeting be held?
The Annual Meeting will be held on March 12, 2026 at 10:00 a.m., Eastern Time. The Annual Meeting will be a completely virtual meeting that will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/FLNC2026 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card, or on the instructions that accompanied your proxy materials. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions, or access the list of stockholders as of the close of business on January 13, 2026 (the “Record Date”).
What are the purposes of the Annual Meeting?
The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:
•	Proposal No. 1: Election of the twelve (12) director nominees listed in this Proxy Statement.
•	Proposal No. 2: Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2026.
•	Proposal No. 3: Approval, on an advisory, non-binding basis, of the compensation of our named executive officers (“say-on-pay” vote).
•	Proposal No. 4: Approval of the amendment and restatement of the Company’s 2021 Incentive Award Plan.
Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?
As of the date of this Proxy Statement, we know of no other matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any continuation, adjournment, or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

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Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?
As permitted by U.S. Securities and Exchange Commission (“SEC”) rules, Fluence is making this Proxy Statement and its Annual Report available to its stockholders electronically via the Internet. Stockholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice and Access Card provides instructions on how to access and review on the Internet all of the proxy materials. On or about January 26, 2026, we will begin mailing the Notice and Access Card and making available to stockholders these proxy materials and the proxy card. The Notice and Access Card also instructs you as to how to authorize your proxy to vote your shares according to your voting instructions via the Internet or telephone. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials described in the Notice and Access Card.
What does it mean if I receive more than one Notice and Access Card or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all your shares. To ensure that all your shares are voted, for each Notice and Access Card or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope.
Can I vote my shares by filling out and returning the Notice and Access Card?
No. The Notice and Access Card identifies the items to be voted on at the Annual Meeting. You cannot vote by marking the Notice and Access Card and returning it. If you would like a paper proxy card, you should follow the instructions in the Notice and Access Card. The paper proxy card you receive also will provide instructions as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. Alternatively, you can mark the paper proxy card with how you would like your shares voted, sign and date the proxy card, and return it in the envelope provided.
Who is entitled to vote at the Annual Meeting?
Holders of record of shares of our common stock as of the close of business on the Record Date will be entitled to notice of, and to vote at the Annual Meeting and any continuation, postponement, or adjournment thereof. At the close of business on the Record Date, there were 132,276,738 shares of our Class A common stock and 51,499,195 shares of Class B-1 common stock issued and outstanding and entitled to vote. As of the Record Date, there were no shares of our Class B-2 common stock issued and outstanding and entitled to vote. We refer to the Class A common stock, Class B-1 common stock, and Class B-2 common stock together as our “Common Stock.” Each share of Class A common stock is entitled to one vote, each share of Class B-1 common stock is entitled to five votes, and each share of Class B-2 common stock is entitled to one vote. Each outstanding share of Class B-1 common stock will convert into one share of Class B-2 common stock at the option of such holder of Class B-1 common stock or automatically upon certain events described in our amended and restated certificate of incorporation, as may be further amended (the “Certificate of Incorporation”). Holders of shares of our Class B-1 common stock and Class B-2 common stock vote together with holders of our Class A common stock as a single class on all matters presented to our stockholders for their vote or approval, except for certain amendments to our Certificate of Incorporation or as otherwise required by applicable law or our Certificate of Incorporation.
To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Notice and Access Card, on your proxy card, or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank, broker, or other holder of record to obtain your 16-digit control number or otherwise vote through the bank, broker, or other holder of record. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions, or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 10:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m., Eastern Time, and you should allow ample time for the check-in procedures.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder (also called a “registered holder”) holds shares in his or her name. Shares held in “street name” means that shares are held in the name of a bank, broker, or other nominee on the holder’s behalf.

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What do I do if my shares are held in “street name”?
If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The Notice and Access Card or the proxy materials, if you elected to receive a hard copy, has been forwarded to you by your broker, bank, or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker, or other nominee on how to submit your voting instructions.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The holders of a majority of the voting power of the outstanding shares of capital stock entitled to vote at the Annual Meeting, present in person or by remote communication, if applicable, or represented by proxy, constitutes a quorum. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.
Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.
What are “broker non-votes”?
A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion. Proposals No. 1 (Election of Directors), 3 (Non-Binding, Advisory Vote on Compensation of Named Executive Officers) and 4 (Approval of the Amendment and Restatement of the Company’s 2021 Incentive Award Plan) are not considered routine matters, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposals. Proposal No. 2 (Ratification of Appointment of Independent Registered Public Accounting Firm) is considered a routine matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present or represented at the scheduled time of the Annual Meeting, (i) the chairperson of the Annual Meeting or (ii) an affirmative vote of a majority of the voting power of the outstanding shares of stock entitled to vote thereon, present in person or electronically, if applicable, or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.
How do I vote my shares without attending the Annual Meeting?
We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting and vote electronically. If you are a stockholder of record, there are three ways to vote by proxy:
•	by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Notice and Access Card or proxy card;
•	by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the Notice and Access Card or proxy card; or
•	by Mail—You can vote by mail by signing, dating, and mailing the proxy card, which you may have received by mail.
Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on March 11, 2026.
If your shares are held in the name of a bank, broker, or other holder of record, you will receive instructions on how to vote from the bank, broker, or holder of record. You must follow the instructions of such bank, broker, or holder of record in order for your shares to be voted.
How can I attend and vote at the Annual Meeting?
We will be hosting the Annual Meeting exclusively via live audio webcast. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/FLNC2026. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. To attend and participate in the Annual Meeting, you

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will need the 16-digit control number included in your Notice and Access Card, on your proxy card, or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions, or access the list of stockholders as of the Record Date. We encourage you to access the virtual meeting website prior to the start time. Online check-in will begin at 9:45 a.m. Eastern Time, and you should allow ample time to ensure your ability to access the meeting. You may vote your shares electronically at the Annual Meeting by using the 16-digit control number and following the instructions at www.virtualshareholdermeeting.com/FLNC2026. If you have already voted previously, there is no need to vote again at the Annual Meeting unless you wish to revoke and change your vote. Stockholders may submit questions while attending the Annual Meeting via the Internet.
Will there be a question and answer session during the Annual Meeting?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted online during or prior to the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “How can I attend and vote at the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•	irrelevant to the business of the Company or to the business of the Annual Meeting;
•	related to material non-public information of the Company, including the status or results of our business since our most recent public disclosure;
•	related to any pending, threatened, or ongoing litigation or government investigations;
•	related to personal grievances;
•	derogatory references to individuals or otherwise in bad taste;
•	substantially repetitious of questions already made by another stockholder;
•	in excess of the two question limit;
•	in furtherance of the stockholder’s personal or business interests; or
•	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chairperson or Secretary in their reasonable judgment.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located at www.virtualshareholdermeeting.com/FLNC2026 on the date of the Annual Meeting.
How does the Board recommend that I vote?
The Board recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted. The Board recommends that you vote:
•	FOR the nominees to the Board set forth in this Proxy Statement.
•	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2026.

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•	FOR the approval, on an advisory, non-binding basis, of the compensation of our named executive officers.
•	FOR the approval of the amendment and restatement of the 2021 Incentive Award Plan.
How many votes are required to approve each proposal?
The table below summarizes the proposals that will be voted on, the vote required to approve each item, and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Impact of Broker Non-Votes
Proposal No. 1: Election of Directors	The plurality of the votes cast. This means that the twelve nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.	“FOR ALL” “WITHHOLD ALL” “FOR ALL EXCEPT”	None(1)	None(2)
Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority of the votes cast (excluding abstentions and broker non-votes) on such matter.	“FOR” “AGAINST” “ABSTAIN”	None(3)	None(4)
Proposal No. 3 Approval, on an advisory, non-binding basis, of the compensation of the named executive officers	The affirmative vote of the holders of a majority of the votes cast (excluding abstentions and broker non-votes) on such matter.	“FOR” “AGAINST” “ABSTAIN”	None(3)	None(2)
Proposal No. 4 Approval of the amendment and restatement of the 2021 Incentive Award Plan	The affirmative vote of the holders of a majority of the votes cast (excluding abstentions and broker non-votes) on such matter.	“FOR” “AGAINST” “ABSTAIN”	None(3)	None(2)

(1)	Votes that are “withheld” will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting.
(2)	As this proposal is not considered a routine matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.
(3)	A vote marked as an “Abstention” is not considered a vote cast and will, therefore, not affect the outcome of this proposal.
(4)
As this proposal is considered a routine matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal, and we do not expect any broker non-votes on this matter. However, we understand that certain brokerage firms have elected not to vote even on “routine” matters without your voting instructions. If your bank, broker or other nominee has made this decision, and you do not provide voting instructions, your shares will not be voted at the Annual Meeting. A broker non-vote would have the effect on each proposal as noted in the chart above.

What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated in the question above titled “How does the Board recommend that I vote?”, as well as with the description of each proposal in this Proxy Statement.

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Who will count the votes?
Our inspector of election shall be the Corporate Secretary who will tabulate and certify the votes and will determine whether a quorum is present at the Annual Meeting. Our inspector of election will treat instructions to withhold authority, abstentions, and broker non-votes as present for purposes of determining the presence of a quorum.
Can I revoke or change my vote after I submit my proxy?
Yes. Whether you have voted by Internet, telephone, or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:
•
sending a written statement to that effect to the attention of our Corporate Secretary at our corporate offices, provided such statement is received no later than 6:00 p.m., Eastern Time on Wednesday, March 11, 2026;

•	voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on Wednesday, March 11, 2026;
•	submitting a properly signed proxy card with a later date that is received no later than 6:00 p.m., Eastern Time on Wednesday, March 11, 2026; or
•	voting online at the Annual Meeting.
If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker, or other nominee. You also may change your vote or revoke your proxy online at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank, or other nominee) giving you the right to vote the shares.
Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote online at the Annual Meeting.
Who will pay for the cost of this proxy solicitation?
Fluence will pay the entire cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers, or employees (for no additional compensation) in person or by telephone, electronic transmission, and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.
Why hold a virtual meeting?
We want to use the latest technology to provide expanded access, improved communication, and cost savings for our stockholders and the Company while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. We believe that hosting a virtual meeting is in the best interest of the Company and its stockholders as it enables increased stockholder attendance and participation because stockholders can participate from any location around the world. It also reduces the environmental impact of our Annual Meeting.
Where can I find the voting results of the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC within the prescribed timing after the Annual Meeting.

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PROPOSAL NO. 1 ELECTION OF DIRECTORS
Our Board is currently composed of twelve members, each serving a one-year term that expires at the Annual Meeting. The Board, upon the recommendation of the Nominating and Corporate Governance Committee and pursuant to the director designation rights of each of the Continuing Equity Owners (as defined herein) under the terms of the Stockholders Agreement (as defined herein), has nominated the following twelve (12) director nominees (together, the “Director Nominees”) to stand for election to the Board to serve for a one-year term. Each of the Director Nominees is an incumbent director of the Company, except for Fahad Al-Darwish, who is being nominated for election to our Board for the first time. The term of Simon James Smith, a current director designee of the QIA Related Parties, will expire at the Annual Meeting. The QIA Related Parties designated Fahad Al-Darwish for nomination by the Board for election at the Annual Meeting to succeed Mr. Smith.
If elected by the stockholders at the Annual Meeting, each of the Director Nominees will serve for a term expiring at our annual meeting of stockholders to be held in 2027 (the “2027 Annual Meeting”) and until the election and qualification of his or her successor or until his or her earlier death, disqualification, resignation, or removal. Generally, subject to the terms of the Stockholders Agreement, vacancies or newly created directorships on the Board will be filled only by vote of a majority of the directors then in office, or by a sole remaining director. A director appointed by the Board to fill a vacancy will hold office until the next election of directors, subject to the election and qualification of his or her successor and his or her earlier death, resignation, retirement, disqualification, or removal. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal.
Each Director Nominee has agreed to serve if elected, and management has no reason to believe that any Director Nominee will be unable to serve. If, however, prior to the Annual Meeting, the Board should learn that any Director Nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this Director Nominee will be voted for a substitute nominee as selected by the Board, subject to the terms of the Stockholders Agreement. Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve.
When considering whether directors have the experience, qualifications, attributes, or skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth below. We believe that our directors provide an appropriate mix of experience; an appropriate level of understanding of our business and its industry and other industries relevant to our business; skills relevant to the size and nature of our business; broad-based business acumen; personal and professional integrity; and the ability and willingness to devote adequate time to the work of our Board and its committees, as applicable. The information presented below regarding each Director Nominee also sets forth specific experience, qualifications, attributes, and skills that led our Board to the conclusion that such individual should serve as a director in light of our business and structure.
The Board unanimously recommends a vote FOR the election of each of the Director Nominees to the Board to hold office until the 2027 Annual Meeting and until his or her successor has been duly elected and qualified or until his or her earlier death, disqualification, resignation, or removal.

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Board of Directors
Information About Director Nominees
The following pages contain certain biographical information as of January 13, 2026 for each Director Nominee, including all positions he or she holds, his or her principal occupation and business experience for the past five years, and the names of other publicly-held companies of which the Director Nominee currently serves as a director or has served as a director during the past five years.

FAHAD AL-DARWISH Age: 34 Director Nominee
Professional Experience:

Mr. Al-Darwish is a nominee to our Board. He has served as Manager, Industrials & Materials Sector, for the Qatar Investment Authority since November 2015. Prior to his role at Qatar Investment Authority, Mr. Al-Darwish was previously a financial researcher in the Secretary General Office for the Qatar Olympic Committee form January 2014 through November 2015.

Mr. Al Darwish has served on the board of directors of Mowasalat (Karwa), a private company that offers public transportation, taxis, and smart mobility solutions, since March 2022.

Key Attributes, Skills, and Qualifications:

Mr. Al-Darwish holds a Bachelor’s of Science in Business Administration and Finance. We believe that Mr. Al-Darwish is qualified to serve on our Board due to his leadership, financial expertise and operational acumen.

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CYNTHIA ARNOLD Age: 68 Independent Director Since: 2021 Chairperson of Compensation and Human Resources Committee Member of Nominating and Corporate Governance and Audit Committees
Professional Experience:

Dr. Arnold has served as a member of our Board since October 2021. She previously served as the Chief Technology Officer for Valspar Corporation from 2011 to 2017, leading its global technology activities. Dr. Arnold was previously with Sun Chemical Corporation where she served as Chief Technology Officer from 2004 to 2011. Prior to Sun Chemical, she served as Vice President, Technology, Coatings Adhesives and Specialties, for Eastman Chemical Company from 2003 to 2004 and in R&D and business leadership positions with General Electric from 1994 to 2003. Dr. Arnold was a Sloan Executive Science and Engineering Fellow in the White House Office of Science and Technology Policy from 1992 to 1994.

She has served on the board of directors of Cabot Corporation (NYSE: CBT) since January 2018 and the board of directors of Syensqo SA (EBR: SYENS) and its renumeration, nominating and ESG committees since July 2025. She also currently sits on the boards of Milliken & Company, Citrine Informatics and the Budapest Festival Orchestra Foundation. Dr. Arnold previously sat on the Supervisory Board of Avantium NL, a Dutch technology company in renewable chemistry, from September 2020 to May 2022 and served on the Materials Advisory Board as well as a consultant for Carbon 3D from November 2017 through May 2023.

Key Attributes, Skills, and Qualifications:

Dr. Arnold holds a Doctorate in Materials Science and Engineering from Virginia Polytechnic Institute and State University, and a Master of Business Administration and Management and a Bachelor of Science degree in Chemical Engineering from the University of California, Berkeley.

We believe Dr. Arnold is qualified to serve on our Board of Directors due to her leadership experience and her expertise and dedication to renewable energy, sustainability, innovation, and growth strategies for new technologies.

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HERMAN BULLS Age: 69 Independent Director Since: 2021 Board Chairperson Chairperson of Nominating and Corporate Governance Committee Member of Audit and Finance and Investment Committees
Professional Experience:

Mr. Bulls has served as the Chairperson of our Board since October 2021. He has spent over thirty-five years at Jones Lang LaSalle (JLL), and since 2014 has been serving as Vice Chairman, Americas, and International Director and founder of JLL’s Public Institutions business unit, which specializes in delivering comprehensive real estate solutions to nonprofit organizations, higher education institutions, and governments at the federal, state, and local levels. A thought leader and strategic advisor, Mr. Bulls guides the firm and senior executive clients on issues related to real estate occupancy, the environment, corporate governance, and social trends. Additionally, Mr. Bulls previously co-founded and served as President and Chief Executive Officer of Bulls Capital Partners, a multi-family financing company, and founded Bulls Advisory Group, LLC, a management and real estate advisory firm. Prior to joining JLL, Mr. Bulls completed nearly twelve years of active-duty service with the United States Army. He retired as a Colonel in the U.S. Army Reserves in 2008 and received the Legion of Merit award for his leadership and strategic thinking skills. In November 2021, Mr. Bulls was appointed by the United States Department of Defense to the Defense Policy Board, which provides the Secretary of Defense and the Deputy Secretary of Defense advice and opinions concerning matters of defense policy.

Mr. Bulls has served on the board of directors for Host Hotels and Resorts, Inc. (Nasdaq: HST) since June 2021, Comfort Systems USA, Inc. (NYSE: FIX) since 2001, Collegis Education since September 2020, American Red Cross since September 2016, New York State Teachers’ Retirement System since May 2000, and the West Point Association of Graduates since 1996. He previously served on the board of USAA and the board of American Campus Communities, Inc. (formerly listed on the NYSE prior to acquisition by The Blackstone Group) from January 2021 through August 2022.

Key Attributes, Skills, and Qualifications:

Mr. Bulls holds a Master of Business Administration from Harvard Business School and a Bachelor’s degree in Engineering and Economics from the United States Military Academy at West Point.

We believe Mr. Bulls is qualified to serve on our Board of Directors due to his extensive experience as a thought leader, particular knowledge of team-building and strategic development, financial expertise, and dedication to governance and sustainability.

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RICARDO FALÚ Age: 46 Director Since: 2022 Member of Finance and Investment Committee
Professional Experience:

Mr. Falú has served as a member of our Board since September 2022. He has served as Executive Vice President, Chief Operating Officer and President, New Energy Technologies SBU at The AES Corporation (“AES”) since February 2024 and previously was Senior Vice President, Chief Operating Officer and President of New Energy Technologies at AES from July 2023 to February 2024. He has served in a number of other roles with AES, including as Senior Vice President and Chief Strategy and Commercial Officer from August 2022 through July 2023, SBU President of AES Andes S.A. from January 2022 through August 2022, Chief Executive Officer of AES Andes S.A. from April 2018 through August 2022 and Chief Financial Officer of AES Andes S.A. from November 2014 through April 2018. Mr. Falú joined AES in 2003, and since that time, he also served as Chief Financial Officer for AES businesses in the Andes and in Mexico, Central America, and the Caribbean regions.

He currently sits on the board of AES Andes S.A., a public company in Chile, and on the board of other AES subsidiaries. In addition, Mr. Falú has served on the board of directors of IPALCO Enterprises, Inc. and DPL Inc. since August 2023.

Key Attributes, Skills, and Qualifications:

Mr. Falú is a National Public Accountant as certified by the Universidad Nacional de Salta in Argentina and graduated summa cum laude with an Executive MBA from IAE Business School. He continued his education through executive financial, business, and administration programs at Darden Business School, The Wharton School, and Harvard Business School.

We believe Mr. Falú is qualified to serve on our Board due to his substantial executive experience in leading long-term strategy on energy transitions in his various roles at AES and a broad knowledge of corporate finance, strategic planning, operations, and investor relations; he also has knowledge of and experience with complex financial and accounting functions and internal controls.

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ELIZABETH FESSENDEN Age: 70 Independent Director Since: 2021 Member of Audit and Compensation and Human Resources Committees
Professional Experience:

Ms. Fessenden has served as a member of our Board since October 2021. Ms. Fessenden is a strategic leader with demonstrated success in profit and loss management from over twenty-five years as a senior executive with Fortune 100 global industrial manufacturing company, Alcoa Inc., and private equity firm American Capital. At American Capital, Ms. Fessenden served as Principal, Operations Team from 2005 to 2007. At Alcoa Inc., Ms. Fessenden served as President, Flexible Packaging, from 2002 to 2005, President, Primary Metals Allied Businesses from 2000 to 2002, Director, Executive Staffing and Leadership Development from 1998 to 2000, and Smelting Plant Manager from 1994 to 1998. Ms. Fessenden also founded Fessenden Associates, LLC, a business consulting company, in 2008.

She has served as a member of the board of directors at Ampco-Pittsburgh Corporation (NYSE: AP) since August 2017, and Plan International USA since November 2017. She previously served on the board of directors of Alpha Metallugical Resources Inc. (NYSE: AMR) from February 2021 through February 2024 and Meritor, Inc. (formerly listed on NYSE prior to acquisition by Cummins Inc.) from June 2021 through August 2022.

Key Attributes, Skills, and Qualifications:

Ms. Fessenden holds a Master of Business Administration, Master’s degree in Systems Engineering, and Bachelor’s degree in Electrical Engineering from Clarkson University.

Ms. Fessenden has extensive experience as a board director and leader for public and private companies including experience as chair of Compensation, Governance, Audit, and CEO Search committees.

We believe Ms. Fessenden is qualified to serve on our Board due to her leadership and public board experience, her financial and operations acumen, and her commitment to clean energy technology.

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RUTH GRATZKE Age: 54 Director Since: 2025 Member of Compensation and Human Resources Committee
Professional Experience:

Ms. Gratzke has served as a member of our Board since November 2025. Ms. Gratzke has served as the President of Siemens Smart Infrastructure in the United States since October 2020. In this role, she leads operational and commercial activities for Siemens Smart Infrastructure’s smart building, grid edge and energy infrastructure portfolio. Prior to this role, Ms. Gratzke served as the Head of Product and Systems Sales for Siemens Smart Infrastructure in the U.S. until September 2020, a role aligning the product and systems business units towards a platform of connected building and power distribution products and systems. She returned to Siemens in 2019 after spending several years in executive management roles with General Electric and HUBBELL Inc. Ms. Gratzke had previously joined Siemens in 1995.

In addition to her business leadership responsibilities for Siemens Smart Infrastructure, Ms. Gratzke is also the CEO of Siemens Industry, Inc., the legal Siemens business entity for Smart Infrastructure and Digital Industries. Additionally, Ms. Gratzke is a member of the Board of Directors for the Siemens Foundation. Ms. Gratzke also served on the board of Commercial Vehicle Group, Inc. (Nasdaq: CVGI) from 2021 until June 2025.

Key Attributes, Skills, and Qualifications:

Ms. Gratzke received her Masters Electrical Engineering from the University of Erlangen-Nuremberg.

We believe Ms. Gratzke is qualified to serve on our Board due to her experience leading and managing complex businesses and her expertise in the energy industry.

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Harald von Heynitz Age: 65 Independent Director Since: 2021 Chairperson of Audit Committee Member of Compensation and Human Resources and Nominating and Corporate Governance Committees
Professional Experience:

Mr. von Heynitz has served as a member of our Board since October 2021. Mr. von Heynitz is a senior accountant and auditor certified in Germany and the United States with extensive experience in accounting, auditing, financial, and business advisory. He has been registered in his own practice since January 2020. Mr. von Heynitz served as a Managing Director of WTS Advisory GmbH (formerly known as WTS Advisory Steuerberatungsgesellschaft mbH) from February 2020 to June 2025. Prior to this, Mr. von Heynitz worked for KPMG International Limited (“KPMG”) in Munich and New York for thirty-three years beginning in January 1987 and ending in December 2019. He became a partner in 1999 and served as Audit Lead Partner and/or Global Client Lead Partner at large publicly listed companies. During the last fifteen years of his time with KPMG, he held different leadership positions within KPMG, including serving as the Partner in charge of the Audit function for Southern Germany from 2004 to 2007 and member of the KPMG Europe LLP Board from 2007 until 2012.

Mr. von Heynitz is a member of the supervisory board of TKMS AG & Co. KGaA since October 2025 and also serves as the chairman of the Audit Committee. He has served as a member of the supervisory board of Cherry SE (FWB: C3RY), a global manufacturer of computer input devices, since April 2024, TKMS (FWB: TKMS), a German naval defense company, and previously served as an independent director for Siemens Gamesa Renewable Energy SA from February 2020 through February 2023, which was acquired by Siemens Energy in February 2023.

Key Attributes, Skills, and Qualifications:

Mr. von Heynitz graduated with a degree in Business Administration from the University of Munich and has been certified as a tax consultant and certified public accountant in Germany for more than twenty-five years. He has been a member of the AICPA since 1997. In April 2024, he completed training and passed an exam managed by Deutsche Boerse AG (German stock exchange) to become “Qualifizierter Aufsichtsrat” (Qualified member of a Supervisory Board).

We believe Mr. von Heynitz is qualified to serve on our Board of Directors due to his leadership experience and financial expertise.

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PETER CHI-SHUN LUK Age: 42 Director Since: 2025
Professional Experience:

Mr. Luk has served as Senior Vice President, Corporate M&A at Siemens since December 2020. He previously served in various roles at Siemens, including as Senior Project Manager, Corporate M&A from January 2018 to December 2020, Project Manager, Corporate M&A from 2013 to January 2018, and Project Manager, Corporate Finance M&A Asia, Australia from 2011 to 2013 at Siemens China. Prior to his time with Siemens, Mr. Luk was with PricewaterhouseCoopers, where he gained experience providing audit and assurance services as well as transaction services to companies in a variety of industries.

Mr. Luk currently serves as an Executive Board Member on the JUMP! Foundation, which is a Hong Kong registered charitable organization.

Key Attributes, Skills, and Qualifications:

Mr. Luk holds a Master in Business Administration degree from FAU Erlangen Nurnberg. He also has a Bachelor of Commerce in Honours Accounting from McGill University and a Master of Professional Accounting from University of Saskatchewan. Mr. Luk holds a Chartered Accountant Designation from the Canadian Institute of Chartered Accountants.

We believe Mr. Luk is qualified to serve on our Board of Directors due to his extensive global operational experience and strategic mindset as well as his substantial financial, accounting, and investment knowledge.

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AXEL MEIER Age: 62 Director Since: 2020 Member of Nominating and Corporate Governance and Finance and Investment Committees
Professional Experience:

Mr. Meier is a member of our Board and had served as a member of the board of directors of Fluence Energy, LLC since January 2020. Since April 2019, Mr. Meier has served as Chief Financial Officer of Siemens Smart Infrastructure. From 2015 until April 2019, Mr. Meier was the Chief Financial Officer of Siemens Building Technologies. He started his career at Siemens in 1988 with increasing responsibilities in businesses pertaining to communications, industry, and infrastructure.

He currently sits on the board of directors of Siemens Government Technologies, Inc.

Key Attributes, Skills, and Qualifications:

Mr. Meier graduated from the University of Siegen in Germany with a degree in Financial Business Management.

We believe Mr. Meier is qualified to serve on our Board of Directors due to his financial acumen, extensive international experience creating value for businesses and stockholders, and his experience with productivity and portfolio management and development.

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TISH MENDOZA Age: 50 Director Since: 2022 Member of Nominating and Corporate Governance and Compensation and Human Resources Committees
Professional Experience:

Ms. Mendoza has served as a member of our Board since August 2022. She has served as Executive Vice President and Chief Human Resources Officer at AES since February 2021. Prior to assuming her current position, Ms. Mendoza was Senior Vice President, Global Human Resources and Internal Communications and Chief Human Resources Officer at AES from 2015 to 2021, Vice President of Human Resources, Global Utilities from 2011 to 2012, and Vice President of Global Compensation, Benefits and HRIS, including Executive Compensation, from 2008 to 2011, and acted in the same capacity as the director of the function from 2006 to 2008. Prior to joining AES, Ms. Mendoza was Vice President of Human Resources for a product company in the Treasury Services division of JP Morgan Chase and Vice President of Human Resources and Compensation and Benefits at Vastera, Inc, a former technology and managed services company.

Ms. Mendoza currently sits on the board of IPALCO Enterprises, Inc. and The Dayton Power & Light Company.

Key Attributes, Skills, and Qualifications:

Ms. Mendoza studied management, leadership, organizational development and human resources through programs at Villanova University, Strayer University, University of Maryland University College and University of Virginia’s Darden School of Business. She has earned various certificates in business management and leadership and a Bachelor’s degree in Business Administration and Human Resources.

We believe that Ms. Mendoza is qualified to sit on our Board due to her track record of holistic transformations on companies’ cultures, communication strategies, and talent development programs.

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JULIAN NEBREDA Age: 59 Director Since: 2021 Member of Finance and Investment Committee
Professional Experience:

Mr. Nebreda has served as President and Chief Executive Officer of Fluence since September 1, 2022 and as a member of our Board since September 2021. Prior to joining Fluence as President and Chief Executive Officer, Mr. Nebreda served as Executive Vice President and President of U.S. & Global Business Lines for AES from January 2022 through August 2022. In this role, Mr. Nebreda was responsible for AES’ renewables’ growth in the US through its clean energy business, which included development and implementation of robust supply chain strategies. He previously served as President of AES’ South America Strategic Business Unit (SBU) from October 2018 to January 2022. From April 2016 to October 2018, Mr. Nebreda served as President of AES’ Brazil SBU and President of the AES Europe SBU from 2009 to April 2016. Prior to that, Mr. Nebreda held several senior positions with AES beginning in 2005.

Mr. Nebreda also previously served as Chairman of the Board of AES Andes S.A. and AES Brasil Energia, S.A. He also previously served on the board of directors for IPALCO Enterprises, Inc. from February 2018 to April 2019 and on the board of directors for The Dayton Power & Light Company from March 2018 through May 2019.

Key Attributes, Skills, and Qualifications:

Mr. Nebreda earned a law degree from Universidad Católica Andrés Bello in Caracas, Venezuela. He also earned a Master of Laws in common law with a Fulbright fellowship and a Master of Laws in Securities and Financial Regulations, both from Georgetown University.

We believe Mr. Nebreda is qualified to serve on our Board due to his years of senior leadership experience in the energy sector, his experience in driving transformational change, and extensive knowledge and background in renewables growth. In addition, as the only management representative on our Board, Mr. Nebreda provides a unique perspective in Board discussions about the business and strategic direction of the Company.

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CHRIS SHELTON Age: 54 Director Since: 2018
Professional Experience:

Mr. Shelton is a member of our Board and had served as a member of the board of directors of Fluence Energy, LLC since January 2018. Mr. Shelton currently serves as Senior Vice President and Chief Product Officer of AES and President of AES Next, the strategic venture arm of AES. He began his tenure at AES in 1994, previously serving as President of AES Energy Storage, Vice President of New Energy Solutions, and as Chief Technology Innovation Officer.

Mr. Shelton currently serves on the board of directors of Uplight, Inc., a privately held software-as-service customer platform for utilities, AES Next Operations, LLC, AES Next Solar, LLC, AES Next, LLC, 5B Holdings Pty Ltd., AES Energy Storage, LLC, AES Next AI, LLC and AES Next AI Development, LLC. Mr. Shelton served as Chairman of the Board of the Electricity Storage Association from 2011 to 2013.

Key Attributes, Skills, and Qualifications:

Mr. Shelton is listed as an inventor on numerous patents, some of which are grid energy storage related. Mr. Shelton holds a B.S. from Indiana University of Pennsylvania and executive certificates in Strategy and Innovation from The Sloan School of Management at MIT and Organizational Leadership from The McDonough School of Business at Georgetown University.

We believe Mr. Shelton is qualified to serve on our Board of Directors due to his experience in inventing, commercializing, and scaling lithium-ion battery solutions for the electric grid and his broader experience in commercializing renewable energy and digital innovations.

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Director Skills, Qualifications, and Experience
Our Board of Directors believes that having a diverse mix of directors with complementary qualifications, expertise, and attributes is essential to meeting its oversight responsibility. In fiscal year 2025, the Nominating and Corporate Governance Committee reviewed and evaluated key skills, qualifications, and attributes for current and future potential Board members.
The chart below provides an overview of categories of key skills and qualifications that we believe each Director Nominee brings to the Board. The fact that a skill qualification category below is not designated does not mean the Director Nominee does not possess that particular attribute.

General Skills Categories	Al- Darwish	Arnold	Bulls	Falú	Fessenden	Gratzke	von Heynitz	Luk	Meier	Mendoza	Nebreda	Shelton
Public Company Business Leader		X		X	X	X					X
C-Suite Leader		X	X	X	X	X		X	X	X	X	X
DisruptTech		X		X						X	X	X
Global Citizenship	X	X		X		X	X	X	X	X	X
Operational Experience	X	X	X	X	X	X	X	X	X	X	X	X
Financial Expertise	X	X	X	X	X	X	X	X	X	X	X	X
Corporate Governance	X	X	X	X	X	X	X		X	X	X	X
Board Experience	X	X	X	X	X	X	X			X	X	X

Board Size and Structure
Our business and affairs are managed under the direction of our Board, which currently consists of twelve (12) members. Our Certificate of Incorporation provides that, subject to the rights of the holders of preferred stock, the number of directors on our Board shall be fixed exclusively by resolution adopted by our Board (provided that such number shall not be less than the aggregate number of directors that the parties to the Stockholders Agreement are entitled to nominate from time to time). Subject to the terms of, and pursuant to the director designation rights of certain stockholders under the Stockholders Agreement, dated October 27, 2021, by and among the Company, Fluence Energy, LLC, AES Grid Stability, LLC (“AES Grid Stability”), Siemens Industry, Inc. (“Siemens Industry”), and Qatar Holding LLC, a Qatar Financial Centre entity (“QIA”) (as may be amended or modified from time to time, the “Stockholders Agreement” and which is discussed more fully below), our Certificate of Incorporation and our amended and restated bylaws (the “Bylaws”), each member of our Board will serve as a director following election for a term expiring at the Company’s next annual meeting of stockholders and until his or her respective successor is duly elected and qualified or his or her earlier death, disqualification, resignation, or removal.
In connection with our initial public offering (the “IPO”), which was consummated on November 1, 2021, and certain related reorganizational transactions (the “Transactions”), we entered into our Stockholders Agreement. We refer to (i) AES Grid Stability, (ii) Siemens Industry, and (iii) QIA, together with their respective Permitted Transferees under the Stockholders Agreement as of the date of this Proxy Statement, as the “Continuing Equity Owners.”
Currently, pursuant to the Stockholders Agreement, each of the AES Related Parties and the Siemens Related Parties (each as defined in the Stockholders Agreement) has the right to nominate three (3) of our directors, which shall be reduced to two (2) directors for as long as each of the AES Related Parties and the Siemens Related Parties directly or indirectly, beneficially own less than 20% but 10% or more of our Class A common stock (assuming that all outstanding common units of Fluence Energy, LLC (the “LLC Interests”) (other than LLC Interests held by us) are redeemed for newly issued shares of our Class A common stock on a one-for-one basis), and which shall further be reduced to one (1) director for as long as they

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directly or indirectly, beneficially own less than 10% but 5% or more of our Class A common stock (assuming that all outstanding LLC Interests (other than LLC Interests held by us) are redeemed for newly issued shares of our Class A common stock on a one-for-one basis), and which shall further be reduced to no directors if they directly or indirectly, beneficially own less than 5% of our Class A common stock (assuming that all outstanding LLC Interests (other than LLC Interests held by us) are redeemed for newly issued shares of our Class A common stock on a one-for-one basis). In addition, the QIA Related Parties (as defined in the Stockholders Agreement) have the right to nominate one (1) of our directors if they directly or indirectly, beneficially own, in the aggregate, at least 5% of our Class A common stock (assuming that all outstanding LLC Interests (other than LLC Interests held by us) are redeemed for newly issued shares of our Class A common stock on a one-for-one basis).
Pursuant to the terms of the Stockholders Agreement, the AES Related Parties have designated Ricardo Falú, Tish Mendoza, and Chris Shelton to serve as members of our Board; the Siemens Related Parties have designated Axel Meier, Ruth Gratzke, and Peter Chi-Shun Luk to serve as members of our Board; and the QIA Related Parties have designated Fahad Al-Darwish to serve as a member of our Board.
Pursuant to the terms of the Stockholders Agreement, each of the Continuing Equity Owners has agreed to vote, or cause to be voted, all of its outstanding shares of our Class A common stock, Class B-1 common stock, and Class B-2 common stock, as applicable, at any annual or special meeting of stockholders in which directors are elected, so as to cause the election of all of the directors that are nominated by the other Continuing Equity Owners. For a description of the terms of the Stockholders Agreement, see “Certain Relationships and Related Party Transactions—Stockholders Agreement” below. Please also see “Controlled Company Exemption” below.
As of the Record Date, AES Grid Stability directly or indirectly owns an aggregate of 51,499,195 shares of Class B-1 common stock, which represents approximately 66.1% of the combined voting power of all of the Company’s common stock, the Siemens Related Parties directly or indirectly own an aggregate of 51,499,195 shares of Class A common stock, which represents approximately 13.2% of the combined voting power of the Company’s common stock, and the QIA Related Parties directly or indirectly own 14,668,275 shares of our Class A common stock, which represents approximately 3.8% of the combined voting power of all of the Company’s common stock. As a result of the Stockholders Agreement and the aggregate voting power of the parties to the Stockholders Agreement, we expect that the parties to the Stockholders Agreement acting in conjunction will control the election of directors of the Company. For more information on the beneficial ownership of our capital stock as of the Record Date, see “Security Ownership of Certain Beneficial Owners and Management.”
Compensation of Directors
Non-Employee Independent Director Compensation Policy
Effective October 1, 2024, the Board amended and restated the prior Non-Employee Independent Director Compensation Policy (such amended and restated policy, the “2025 Director Compensation Policy”). The 2025 Director Compensation Policy provides for the following cash retainers, each earned on a quarterly basis and paid in arrears and pro-rated for any portion of a quarter that a director was not serving on the Board or serving as a chairperson of the Board or one of the committees:
•	An annual director fee of $90,000.
•	An annual fee of $85,000 for service as the Board chairperson.
•	An annual fee of $17,500 for service as the chairperson of the Audit Committee.
•	An annual fee of $15,000 for service as the chairperson of the Compensation and Human Resources Committee.
•	An annual fee of $12,500 for service as the chairperson of the Nominating and Corporate Governance Committee.
•	The chairperson of the Finance and Investment Committee receives no fee for services as chairperson.
Pursuant to the terms of the 2025 Director Compensation Policy, upon election to the Board, a non-employee independent director will be entitled to receive a restricted stock unit award with a grant date value of $175,000, prorated for the number of days such non-employee independent director served on the Board during his or her initial year of service. Each non-employee independent director will receive an annual equity award with a grant date value of $175,000, which will be automatically granted on the date of any annual meeting of the Company’s stockholders. These awards each vest in full on the first anniversary of the date of grant, subject to the non-employee independent director continuing in service through the applicable vesting date. All outstanding director equity awards will continue to be subject to accelerated vesting upon a change in control (as defined in the 2021 Incentive Award Plan).

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Fiscal Year 2025 Director Compensation Table
The following table sets forth information regarding the total compensation earned by our non-employee independent directors for service on our Board, including as a chairperson of the Board or on a committee of the Board during the fiscal year ended September 30, 2025. Mr. Nebreda, our President and Chief Executive Officer, did not receive any additional compensation for his service on the Board during the fiscal year ended September 30, 2025. Mr. Nebreda’s compensation for the fiscal year ended September 30, 2025 is set forth in the Summary Compensation Table below. The directors designated by the AES Related Parties, Siemens Related Parties, and QIA Related Parties did not receive any compensation with respect to the fiscal year ended September 30, 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Cynthia Arnold	105,000	175,003	280,003
Herman Bulls	187,500	175,003	362,503
Elizabeth Fessenden	90,000	175,003	265,003
Harald von Heynitz	107,500	175,003	282,503

(1)
The amounts in this column reflect the grant date fair value of restricted stock units as determined in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). Assumptions used in the calculation of these amounts are included in the Company’s audited consolidated financial statements in the Company’s Annual Report on Form 10-K for fiscal year ended September 30, 2025 filed with the SEC on November 25, 2025 (the “2025 Form 10-K”), see Note 18 to our audited consolidated financial statements for the fiscal year ended September 30, 2025 included in the 2025 Form 10-K. The number of restricted stock units granted to non-employee independent directors has been determined by reference to our Class A common stock closing stock price on the date of grant.

The table below shows the aggregate number of unvested restricted stock unit awards held as of September 30, 2025, by each non-employee independent director who was serving on our Board as of such date.

Name	Outstanding Stock Awards at Fiscal Year End
Cynthia Arnold	32,348
Herman Bulls	32,348
Elizabeth Fessenden	32,348
Harald von Heynitz	32,348

Please see the Security Ownership of Certain Beneficial Owners and Management table below for additional information on the beneficial ownership of our Common Stock by each of our directors.

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CORPORATE GOVERNANCE
Corporate Governance Guidelines
Our Board has adopted our Corporate Governance Guidelines, a copy of which can be found in the “Governance” section of the “Investor Relations” page of our website located at www.fluenceenergy.com, or by writing to our Secretary at our offices at 4601 Fairfax Drive, Suite 600, Arlington, Virginia 22203. The following topics are addressed in our Corporate Governance Guidelines:

•	Board independence and qualifications	•	Stock ownership
•	Executive sessions of non-management directors	•	Conflicts of interest
•	Executive sessions of independent directors	•	Board access to senior management
•	Selection of new directors	•	Board access to independent advisors
•	Director orientation and continuing education	•	Board and committee self-evaluations
•	Limits on board service	•	Board meetings
•	Change of principal occupation	•	Meeting attendance by directors and non-directors
•	Term limits	•	Meeting materials
•	Director responsibilities	•	Board committees, responsibilities, and independence
•	Director compensation	•	Succession planning

Our Nominating and Corporate Governance Committee reviews these Corporate Governance Guidelines no less than annually and recommends any changes to the Board for its approval.
Board Leadership Structure
Our Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chairperson of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of the Company and its stockholders. If the Chairperson of the Board is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provide that the independent directors may elect among themselves a lead independent director. Currently, Herman Bulls, who is not a member of management and who qualifies as an “independent director” under applicable Nasdaq Stock Market LLC (“Nasdaq”) rules (the “Nasdaq rules”), serves as the Chairperson of our Board. The Board believes that having a separate Chairperson and Chief Executive Officer is currently in the best interests of the Company and its stockholders as this structure aids in the Board’s oversight of management and allows Mr. Nebreda, President and Chief Executive Officer of the Company, to focus on the Company’s strategy, business, and day-to-day operations, while enabling Mr. Bulls to focus on Board matters and facilitate the regular flow of information to the Board. The Board believes that having an independent Chairperson helps to facilitate relations between the Board, the Chief Executive Officer, and other senior management and assists the Board in reaching consensus on particular strategies and policies. The Board also believes that in light of the Company’s current status as a controlled company, it is advisable to have an independent director serve as the Company’s Chairperson.
As Chairperson of the Board, Mr. Bulls, among other things:
•	consults with our President and Chief Executive Officer and senior management regarding Board meeting agendas, schedules, and materials;
•	presides over and manages the meetings of the Board and any executive sessions of the Board;
•
fosters an environment of open dialogue, ensuring effective information flow and constructive feedback among the members of the Board and senior management, facilitating communication among the Chairperson, the Board as a whole, Board committees, and senior management, and encouraging director participation in discussions;

•	communicates regularly with and provides counsel to our President and Chief Executive Officer; and
•	serves as the Board’s liaison for consultation and communication with stockholders as appropriate.

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We recognize that different leadership structures may be appropriate for companies in different situations in different stages of development and believe that no one structure is suitable for all companies. Accordingly, the Board will continue to periodically review our leadership structure and make such changes in the future as it deems appropriate and in the best interests of the Company and its stockholders.
Director Independence
Under our Corporate Governance Guidelines and applicable Nasdaq rules, a director is not independent unless the Board affirmatively determines that he or she does not have a relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities as a director. In addition, the director must not be precluded from qualifying as independent under the per se bars set forth by the Nasdaq rules.
Our Board has undertaken a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could interfere with the exercise of his or her independent judgment in carrying out his or her responsibilities as a director. In making independence determinations, our Board considered the current and prior relationships that each director has with the Company and all other facts and circumstances our Board deemed relevant in determining his or her independence, including the beneficial ownership of our capital stock by each director and the relationships of our directors with certain of our significant stockholders and certain entities with which we have business transactions.
Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has affirmatively determined that each of Cynthia Arnold, Herman Bulls, Elizabeth Fessenden, and Harald von Heynitz qualifies as an “independent director,” as defined under the Nasdaq rules.
In cases where we have business transactions with an entity and a director determined to be independent has an association with such entity, our Board has addressed such transactions and determined that they do not impact the independence of such director because the director does not have a material interest in such transactions, the director had no role in providing services involved in these transactions and accepted no compensatory fees therefor, such transactions were not a consideration in the director’s nomination as a director of the Company, such transactions were not material to the Company or to the other companies involved and were conducted in the ordinary course of business and at arm’s length. In particular, our Nominating and Corporate Governance Committee evaluated, and our Board considered, the following:
•
the Company’s continued engagement of WTS GmbH (formerly known as WTS Steuerberatungsgesellschaft mbH), a subsidiary of WTS Group AG, an international consulting group, to provide tax advisory and accounting services to Fluence Energy GmbH, our German subsidiary. Harald von Heynitz was a managing director of WTS Advisory GmbH, a separate, independently managed subsidiary of WTS Group AG until June 2025.

•
the Company’s engagement of JLL, a global commercial real estate and investment management company, for commercial real estate brokerage services. All broker fees paid for services provided by JLL to the Company have been paid to JLL by the landlords of such facilities or office spaces. Herman Bulls is a Vice Chairman, Americas and International Director at JLL.

Controlled Company Exemption
AES Grid Stability, alone, and the Continuing Equity Owners, in the aggregate, currently hold more than 50% of the voting power for the election of directors. As a result, we are considered a “controlled company” within the meaning of the Nasdaq rules. We therefore qualify for, and rely on, exemptions from certain corporate governance standards, including that (1) a majority of our Board consists of “independent directors,” as defined under the Nasdaq rules; (2) our Board has a compensation committee that is comprised entirely of independent directors; and (3) our director nominations are made, or recommended to our full Board of Directors, by our independent directors or by a nominations committee that is comprised entirely of independent directors.
We currently rely on the foregoing exemptions provided to controlled companies under the Nasdaq rules. Accordingly, our stockholders may not have the same protections afforded to stockholders of companies that are subject to all of these corporate governance requirements. If at any time we cease to be a “controlled company” and our shares continue to be listed on Nasdaq, our Board intends to take all action necessary to comply with applicable Nasdaq rules.
Meetings of our Board of Directors
Under our Corporate Governance Guidelines, we expect our directors to regularly prepare for and attend meetings of the Board and all committees of which the director is a member. Each director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. A director who is unable to attend a meeting is expected to notify the

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Chairperson of the Board or the Chairperson of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference. In fiscal year 2025, our (i) Board convened five times, (ii) Compensation and Human Resources Committee convened eight times, (iii) Audit Committee convened ten times, (iv) Nominating and Corporate Governance Committee convened four times, and (v) Finance and Investment Committee convened four times. During the fiscal year ended September 30, 2025, each incumbent director attended at least 75% of the aggregate of (i) all meetings of the Board and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director, except for Mr. Falú.
While we do not maintain a formal policy regarding director attendance at the Annual Meeting, absent compelling circumstances, we expect our directors to attend. Eight of our twelve directors serving at the time of the annual meeting of stockholders on March 17, 2025 attended such annual stockholder meeting.
Committees of Our Board of Directors
Our Board directs the management of our business and affairs, as provided by Delaware law, and conducts its business through meetings of the Board and its standing committees. Our Board has four standing committees: (i) an Audit Committee, (ii) a Compensation and Human Resources Committee, (iii) a Nominating and Corporate Governance Committee, and (iv) a Finance and Investment Committee, each of which has the composition and the responsibilities described below. In addition, from time to time, special committees may be established under the direction of our Board when necessary to address specific issues. Each of the Audit Committee, the Compensation and Human Resources Committee, the Nominating and Corporate Governance Committee, and the Finance and Investment Committee operates under a written charter. A copy of each of the Audit Committee, Compensation and Human Resources Committee, Nominating and Corporate Governance Committee, and Finance and Investment Committee Charters is available under the Governance section of the Investor Relations page of our website located at www.ir.fluenceenergy.com, or by writing to our Corporate Secretary at our offices at 4601 Fairfax Drive, Suite 600, Arlington, Virginia 22203. The information contained on or accessible through our corporate website is not deemed to be incorporated by reference in, and is not considered part of, this Proxy Statement.
The table below shows the directors who are currently members or chairpersons of each of the standing committees of the Board as of the Record Date.

	AUDIT	COMPENSATION & HUMAN RESOURCES	NOMINATING & CORPORATE GOVERNANCE	FINANCE & INVESTMENT COMMITTEE
Cynthia Arnold
Herman Bulls
Ricardo Falu
Elizabeth Fessenden
Ruth Gratzke
Harald von Heynitz
Axel Meier
Tish Mendoza
Julian Nebreda
Simon James Smith

= Chairperson of the Board	= Member	= Committee Chairperson

Audit Committee
Our Audit Committee is responsible for, among other things:
•	appointing, approving the fees of, retaining, and overseeing the work of our independent registered public accounting firm;

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•	assessing and discussing with our independent registered public accounting firm their independence from management;
•	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•	discussing with our independent registered public accounting firm any audit issues or difficulties and assessing the adequacy of management’s response;
•	coordinating our Board’s oversight of our internal control over financial reporting, disclosure controls and procedures, and Code of Conduct and Ethics;
•
overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC and related disclosures as well as critical accounting policies and practices used by us;

•	overseeing the design, implementation, organization, and performance of the Company’s internal audit function;
•	reviewing our policies on risk assessment and risk management;
•	reviewing and approving related person transactions;
•	oversight of audit and assurance processes relating to environmental, social, and governance (“ESG”) reporting within applicable financial reporting frameworks; and
•	establishing procedures for the confidential anonymous submission of complaints regarding questionable accounting, internal controls, or auditing matters.
Our Audit Committee currently consists of Cynthia Arnold, Herman Bulls, Elizabeth Fessenden, and Harald von Heynitz, with Mr. von Heynitz serving as chairperson. Our Board has affirmatively determined that Cynthia Arnold, Herman Bulls, Elizabeth Fessenden, and Harald von Heynitz each qualifies as an “independent director” for purposes of serving on the Audit Committee under Nasdaq’s additional standards applicable to audit committee members and the independence standards under Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) applicable to audit committee members. Each member of our Audit Committee meets the financial literacy requirements of the Nasdaq rules. In addition, our Board has determined that each of Elizabeth Fessenden and Harald von Heynitz qualify as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.
Compensation and Human Resources Committee
Our Compensation and Human Resources Committee is responsible for, among other things:
•	reviewing and approving, or recommending that our Board approve, the compensation of our President and Chief Executive Officer and other officers;
•	making recommendations to our Board regarding non-employee independent director compensation;
•	reviewing and approving incentive compensation and equity-based plans and arrangements, and making grants of cash-based and equity-based awards under such plans;
•	reviewing and approving all employment arrangements, severance arrangements and post-termination arrangements for the President and Chief Executive Officer and other officers;
•
participating in the oversight of succession plans for officers (other than the Chief Executive Officer), and advising on the recruitment, retention, and operation of the senior executive team, as appropriate;

•	preparing the annual compensation committee report required under the SEC rules, as applicable;
•
to the extent a Compensation Discussion and Analysis (“CD&A”) is required, in the annual report on Form 10-K or annual proxy statement, reviewing and discussing with management the CD&A and considering whether it will recommend to our Board that the CD&A be included in the appropriate filing;

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•
overseeing and administering any incentive compensation recovery or recoupment policy applicable to the Company’s Chief Executive Officer, other officers, and certain other senior employees adopted by the Company from time to time;

•	reporting regularly to our Board regarding the activities of the Compensation and Human Resources Committee;
•
appointing and overseeing any compensation consultants, legal counsel, or other advisors that the Compensation and Human Resources Committee believes desirable or appropriate (See “Executive Compensation – Role of the Compensation Consultant” below for further discussion of the engagement by the Compensation and Human Resources Committee of Pay Governance, LLC (“Pay Governance”) as its outside independent compensation consultant during fiscal year 2025);

•	overseeing the Company’s health and welfare benefits, defined benefit retirement, defined contribution retirement, and supplemental retirement and top hat plans for the Company’s employees; and
•
reviewing periodically the Company’s human capital strategy, culture, and workforce programs and practices, including those related to talent management recruitment, retention, training and development, employee engagement and pay equity.

For more information regarding our Compensation and Human Resources Committee, see “Executive Compensation – Role of the Compensation and Human Resources Committee.”
Our Compensation and Human Resources Committee currently consists of Cynthia Arnold, Elizabeth Fessenden, Ruth Gratzke, Harald von Heynitz, and Tish Mendoza, with Dr. Arnold serving as chairperson. Our Board has determined that each of Cynthia Arnold, Elizabeth Fessenden, and Harald von Heynitz qualifies as “independent” under Nasdaq’s additional standards applicable to compensation committee members and is a “non-employee director” as defined in Section 16b-3 of the Exchange Act. We are availing ourselves of the “controlled company” exception under the Nasdaq rules, which exempts us from the requirement that we have a Compensation and Human Resources Committee composed entirely of independent directors. Ruth Gratzke and Tish Mendoza do not qualify as “independent directors” under the Nasdaq rules.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is responsible for, among other things:
•
identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board as set forth in our Corporate Governance Guidelines and in accordance with the terms of the Stockholders Agreement;

•	annually reviewing the committee structure of our Board and recommending to our Board the directors to serve as members of each committee;
•	periodically reviewing our Board leadership structure and recommending to our Board for its approval any suggested changes to its leadership structure;
•
developing and recommending to our Board a set of Corporate Governance Guidelines, and from time to time, reviewing and reassessing the Corporate Governance Guidelines and recommending any proposed changes to our Board for approval;

•	conducting self-evaluation of the Nominating and Corporate Governance Committee and overseeing the annual self-evaluations of our Board and its committees;
•	making recommendations to our Board regarding governance matters, including, but not limited to, the Certificate of Incorporation, Bylaws, and the committee charters;
•	overseeing the succession planning for the Chief Executive Officer; and
•
overseeing the Company’s ESG strategy, initiatives, and policies; provided that, for the avoidance of doubt, specific topics within the ESG category will be managed by other committees, as may be specifically enumerated in the respective committee’s charter.

Our Nominating and Corporate Governance Committee currently consists of Cynthia Arnold, Herman Bulls, Harald von Heynitz, Tish Mendoza, and Axel Meier, with Mr. Bulls serving as chairperson. We are availing ourselves of the

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“controlled company” exception under the Nasdaq rules, which exempts us from the requirement that we have a Nominating and Corporate Governance Committee composed entirely of independent directors or independent director oversight of director nominations. Axel Meier and Tish Mendoza do not qualify as “independent directors” under the Nasdaq rules.
Finance and Investment Committee
Our Finance and Investment Committee is responsible for, among other things:
•	reviewing and making recommendations to our Board regarding annual business plans presented by management;
•
monitoring the Company’s financial and operational results including liquidity and financial condition, reviewing the Company’s financing activities and plans, and making recommendations to our Board with respect to any matter affecting the Company’s operational and financing activities and plans;

•
overseeing and making recommendations to the full Board regarding any stock repurchase activities, including changes in parameters of repurchase programs such as number of shares authorized for repurchase;

•
reviewing and making recommendations to our Board with respect to the Company’s capital structure, including the registration, issuance, and redemption of Company equity securities, and material changes thereto;

•	reviewing and making recommendations to the full Board regarding any proposed dividends and dividend policies;
•	reviewing and overseeing tax strategies;
•	reviewing the Company’s corporate insurance coverage with management;
•
reviewing management’s approach to significant strategic investments, which include extraordinary capital expenditures for organic growth or development of Company capabilities, as well as material acquisitions and investments in third parties;

•	receiving updates as necessary on management’s execution of the Company’s strategy with respect to strategic investments;
•	reviewing and making recommendations to the full Board any significant strategic investment in, or acquisition of, a third party; and
•
reviewing and making recommendations to the full Board any sale or other divestiture of a Company business unit or legal entity, or the sale or other divestiture of a material portion of Company assets outside the ordinary course of business, provided that such Committee activities shall not prevent the full Board from acting on such matters in the first instance, or otherwise be construed to interfere with the Board’s performance of its fiduciary duties in such circumstances.

Our Finance and Investment Committee currently consists of Simon James Smith, Axel Meier, Ricardo Falú, Julian Nebreda, and Herman Bulls, with Mr. Smith serving as chairperson. Mr. Smith will cease serving as a member and chairperson of the Finance and Investment Committee upon the conclusion of his term at the Annual Meeting, and a new chairperson of the Finance and Investment Committee will be designated by the Board.
Executive Sessions
Non-management directors will meet in executive sessions without the management director or other members of management present on a regularly scheduled basis. The Company will hold an executive session including only independent directors at least twice per year. Each executive session of the non-management directors or the independent directors will be presided over by the Chairperson of the Board, if the Chairperson of the Board qualifies as independent, or by the lead director, if any, if the Chairperson of the Board does not qualify as independent or a director designated by the independent directors.
Director Nominations Process
The Nominating and Corporate Governance Committee is responsible for recommending candidates to serve on the Board and its committees. In considering whether to recommend any particular candidate to serve on the Board or its committees or for inclusion in the Board’s slate of recommended director nominees for election at the annual meeting of stockholders, the Nominating and Corporate Governance Committee considers the criteria set forth in our Corporate Governance Guidelines.

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Subject to the terms and director designation rights of the Continuing Equity Owners under the Stockholders Agreement, when evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including, but not limited to: personal and professional integrity, ethics, and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes, or skills. When considering director candidates, the Nominating and Corporate Governance Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness. In connection with its annual recommendation of a slate of nominees, the Nominating and Corporate Governance Committee also may assess the contributions of those directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also may consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
In identifying prospective director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management, stockholders, and other sources, including third party recommendations. The Nominating and Corporate Governance Committee may also, but is not required to, retain a search firm in order to assist it in identifying candidates to serve as directors of the Company. The Nominating and Corporate Governance Committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation, including any candidates recommended by stockholders.
Each of Cynthia Arnold, Herman Bulls, Elizabeth Fessenden, and Harald von Heynitz was nominated to serve as a member of the Board by our Board, upon the recommendation and nomination of our Nominating and Corporate Governance Committee, following evaluation of each candidate in accordance with our standard review process for director candidates in connection with their nomination for re-election at the Annual Meeting. When considering whether the directors and nominees have the experience, qualifications, attributes, and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Nominating and Corporate Governance Committee and Board focused primarily on the biographical information of each of Cynthia Arnold, Herman Bulls, Elizabeth Fessenden, and Harald von Heynitz set forth above and their respective performances on the Board and the standing committees on which they served over the course of fiscal year 2025. Pursuant to the terms of the Stockholders Agreement, the AES Related Parties, Siemens Related Parties, and QIA Related Parties, have the ability to designate for nomination by the Board three (3) directors, three (3) directors, and one (1) director, respectively. The AES Related Parties have designated Ricardo Falú, Tish Mendoza, and Chris Shelton to serve as members of our Board. The Siemens Related Parties have designated Axel Meier, Ruth Gratzke, and Peter Chi-Shun Luk to serve as members of our Board. The QIA Related Parties have designated Fahad Al-Darwish to serve as a member of our Board. We believe that all of our Director Nominees provide an appropriate mix of experience and skills relevant to the size and nature of our business.
As noted above, the Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. Any recommendation submitted to the Company should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected and must otherwise comply with the requirements under our Bylaws for stockholders to recommend director nominees. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Corporate Secretary, Fluence Energy, Inc., 4601 Fairfax Drive, Suite 600, Arlington, Virginia 22203. All recommendations for director nominations received by the Secretary that satisfy our Bylaws’ requirements relating to such director nominations will be presented to the Nominating and Corporate Governance Committee for its consideration. Stockholders must also satisfy the notification, timeliness, consent, and information requirements set forth in our Bylaws. These timing requirements are also described under the caption “Stockholder Proposals and Director Nominations.”

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Board Role in Risk Oversight
Risk assessment and oversight are an integral part of our governance and management processes. Our Board is responsible for overseeing our risk management process, while management is responsible for addressing the day-to-day risks facing the Company. Our Board focuses on our general risk management policies and strategy and the most significant risks facing the Company and oversees the implementation of risk mitigation strategies by management. Management apprises our Board of risk management matters when they arise in connection with other topics within the Board’s oversight. A fundamental part of risk oversight is not only understanding the material risks a company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. While the full Board has overall responsibility for risk oversight, it is supported in this function by its Audit Committee, Compensation and Human Resources Committee, Nominating and Corporate Governance Committee, and Finance and Investment Committee.
Our Compensation and Human Resources Committee is responsible for overseeing the management of risks relating to the Company’s compensation plans and arrangements, leadership succession planning, and the attraction and retention of key talent. See “Compensation Discussion and Analysis - Determination of Executive Compensation - Compensation Risk Assessment.” Our Nominating and Corporate Governance Committee manages risks associated with the independence of the Board and potential conflicts of interest, as well as having primary oversight of ESG matters and related risks. Our Finance and Investment Committee assists the Board to manage risks associated with our credit, liquidity, and financing activities and plans as well as tax strategies and potential strategic transactions and opportunities. The Audit Committee is specifically tasked with overseeing the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which our exposure to risk is handled. The Company’s Internal Audit team assists management in identifying, evaluating and implementing risk management controls and methodologies to address identified risks. At each of its quarterly meetings, the Audit Committee meets privately with representatives from the Company’s independent registered public accounting firm and the head of Internal Audit. In addition to the above, our Audit Committee directly oversees the management of financial risks and cybersecurity risks and management’s implementation of our cybersecurity risk management program. The Company’s Chief Legal and Compliance Officer and members of his team also regularly update the Audit Committee privately on the Company’s compliance and ethics programs and other compliance matters or concerns.
The full Board is regularly informed through committee reports about such risks, as appropriate. In addition, our Board receives periodic detailed operating performance reviews from management, who discuss the risks and exposures involved in their respective areas of responsibility as well as any developments that could impact our risk profile or other aspects of our business. These reports from management are designed to provide timely visibility to the Board and its committees about the identification and assessment of key risks, our risk mitigation strategies, and ongoing developments.
Code of Conduct and Ethics
We have adopted a Code of Conduct and Ethics (the “Code of Conduct”) that applies to all our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Conduct is available under the Governance section of the Investor Relations page of our website located at www.ir.fluenceenergy.com. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq rules concerning any amendments to, or waivers of, any provisions of our Code of Conduct.
Insider Trading Compliance Policy
Our Board has adopted an Insider Trading Compliance Policy (the “Insider Trading Policy”), which governs the purchase, sale, and other dispositions of the Company’s securities by directors, officers, employees, contractors, and consultants of the Company and its subsidiaries, as well as certain other persons (collectively, “covered persons”), which we believe is reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the Nasdaq listing standards applicable to the Company. Among other things, our Insider Trading Policy (a) prohibits covered persons from (i) trading in the Company’s securities while in possession of material, non-public information relating to the Company except under pre-approved 10b5-1 trading plans (“Rule 10b5-1 Plans”) and (ii) misusing such information, such as by “tipping” or making unauthorized disclosure and (b) specifies (i) our quarterly blackout periods, (ii) our pre-clearance procedures, and (iii) requirements regarding pre-approved trading plans that meet the requirements of Rule 10b5-1 under the Exchange Act. The foregoing summary of the Insider Trading Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Insider Trading Policy attached as Exhibit 19 to our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 filed with the SEC on November 29, 2024.

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Anti-Hedging Policy
The Insider Trading Policy prohibits covered persons from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders. In addition, the Insider Trading Policy prohibits pledging the Company’s equity securities as collateral to secure loans. This prohibition means, among other things, that these individuals may not hold Company securities in a “margin” account that would allow the individual to borrow against their holdings to buy securities.
Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
During fiscal year 2025 and the first quarter of fiscal year 2026, we granted, and in the future, we plan to grant, annual long-term incentive compensation awards to our executives and employees, including stock options, restricted stock unit awards, and performance stock unit awards. The Board typically meets in the first few weeks of December, during the open trading window following the filing of our Annual Report on Form 10-K for the prior fiscal year. Accordingly, we do not have a practice or policy of granting equity awards in anticipation of the release of material non-public information and we do not time the release of material non-public information in coordination with grants of equity awards to affect the value of our NEOs’ compensation.
The Compensation and Human Resources Committee or the Board, or to the extent applicable, the Rule 16b-3 subcommittee of the Compensation and Human Resources Committee, must approve all equity awards granted to our executive leadership team, including stock options. For the recent annual award cycles, the Board has approved the annual long-term incentive compensation awards for our executive leadership team. Pursuant to the current long-term incentive (“LTI”) compensation design, only members of our executive leadership team receive stock options. The exercise price of our stock options is generally based on the closing price of our common stock on Nasdaq on the date of grant. For off-cycle awards for our executive officers and other members of the executive leadership team at any other time during the year, the grant date is generally effective on the later of the date the employee commences employment with us or the date the Rule 16b-3 subcommittee of the Compensation and Human Resources Committee, the Compensation and Human Resources Committee, or the Board, as the case may be, approves the grants. The Compensation and Human Resources Committee also annually approves a delegated pool of equity to be granted by the President and Chief Executive Officer to employees who are not in the group where awards must be approved by the Compensation and Human Resources Committee, the Rule 16b-3 subcommittee of the Compensation and Human Resources Committee, or Board. For off-cycle awards granted to non-executive officer employees (none of which were stock options), the grant date is generally effective on the first trading day of the second month of the fiscal quarter immediately following the fiscal quarter in which the employee was hired or promoted.
Stock Ownership Requirements
Non-Employee Independent Director Stock Ownership Policy
The Company encourages all members of the Board to own shares of the Company’s stock and the Board has adopted the Non-Employee Independent Director Stock Ownership Policy as the Company believes that non-employee independent directors are more aligned with stockholders’ interests when they are stockholders themselves. This policy requires our non-employee independent directors to attain an ownership level of Class A common stock having a value at least equal to five times the amount of the annual cash retainer paid to non-employee independent directors. Shares of the Company’s Class A common stock that qualify toward attainment of the minimum holding requirements are (1) shares beneficially owned by the non-employee independent director, (2) shares beneficially owned by their spouse and minor children, and (3) vested, unexercised stock options and other vested forms of Company-granted equity such as restricted stock units. There is no minimum timeframe to attain the threshold requirements. As of the date of this Proxy Statement, each of our non-employee independent directors are in compliance with our Non-Employee Independent Director Stock Ownership Policy or are making progress towards meeting the minimum threshold requirements.
Executive Stock Ownership Policy
We have adopted an Executive Stock Ownership Policy that applies to the Chief Executive Officer, the officers that directly report to the Chief Executive Officer, who are designated by the Chief Executive Officer as members of the Executive Leadership Team (the “ELT”), and the principal accounting officer, if not a member of the ELT. The Executive Stock Ownership Policy requires minimum holding level of five times the annual salary of the Chief Executive Officer, and three times the annual salary for all other officers of the Company. Shares of the Company’s Class A common stock that qualify toward attainment of

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the minimum holding requirements are (1) shares beneficially owned by the officer, (2) shares beneficially owned by their spouse and minor children, (3) vested, unexercised stock options and other vested forms of Company-granted equity such as restricted stock units, (4) shares held in the Company 401(k) program investments, and (5) shares held in any other Company sponsored program, as applicable. There is no minimum timeframe to attain the threshold requirements. In addition, the Executive Stock Ownership Policy provides that officers are prohibited from selling Company’s securities prior to attaining their minimum holding level other than (i) in connection with a vesting event of Company equity, to cover the exercise price and related tax liabilities arising from such exercise or vesting event and (ii) sales pursuant to a Rule 10b5-1 Plan, adopted in compliance with the Company’s Insider Trading Policy. As of the date of this Proxy Statement, the President and Chief Executive Officer, the officers that directly report to the President and Chief Executive Officer who are designated as members of the ELT, including each of our other named executive officers who still are employed by the Company, and the principal accounting officer, are in compliance with our Executive Stock Ownership Policy or are making progress towards meeting the minimum threshold requirements.
Communications with the Board
Any stockholder or any other interested party who desires to communicate with our Board, our non-employee directors, or any specific individual director, may do so by directing such correspondence to the attention of the Corporate Secretary at our offices at 4601 Fairfax Drive, Suite 600, Arlington, Virginia 22203. The Corporate Secretary will forward the communication to the appropriate director or directors as he considers appropriate. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

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PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Appointment of Independent Registered Public Accounting Firm
The Audit Committee appoints our independent registered public accounting firm. In this regard, the Audit Committee evaluates the qualifications, performance, and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the Audit Committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge, and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s global capabilities relative to our business; and the firm’s knowledge of our operations. Ernst & Young LLP has served as our independent registered public accounting firm since 2018. Neither Ernst & Young LLP nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, the Audit Committee has appointed Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending September 30, 2026.
Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Ernst & Young LLP to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and it is good corporate governance practice. The Audit Committee is not bound by a vote either for or against this proposal. If our stockholders do not ratify the selection, it will be considered as notice to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
A representative of Ernst & Young LLP is expected to attend the Annual Meeting and to have an opportunity to make a statement, if they desire to do so, and be available to respond to appropriate questions from stockholders.
The Board unanimously recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2026.

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AUDIT MATTERS
Audit, Audit-Related, Tax and All Other Fees
The following table sets forth the fees of Ernst & Young LLP, our independent registered public accounting firm, billed and expected to be billed to Fluence for services rendered in connection with each of the last two fiscal years.

	Fiscal Year Ended September 30,
	2025	2024
Audit Fees	$5,438,475	$4,399,250
Audit-Related Fees	120,000	—
Tax Fees	—	—
All Other Fees	—	—
Total	$5,558,475	$4,399,250

Audit Fees
Audit fees consist of fees for professional services provided in connection with the audit of our annual consolidated financial statements and local subsidiaries’ annual financial statements, reviews of the Company’s quarterly financial statements, and consents and other services related to SEC matters.
Audit-Related Fees
Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or our consolidated financial statements and are not reported under “Audit Fees.” Ernst & Young LLP did not provide any such products or services during fiscal year 2024.
Tax Fees
Tax fees consist of fees for professional services rendered for tax compliance, tax advice, or tax planning. Ernst & Young LLP did not provide any such products or services during fiscal years 2025 or 2024.
All Other Fees
All other fees consist of fees for products and services other than the services described in “Audit Fees”, “Audit-Related Fees”, or “Tax Fees.” Generally, this category would include permitted corporate finance assistance and permitted advisory services. Ernst & Young LLP did not provide any such products or services during fiscal years 2025 or 2024.
Pre-Approval Policies and Procedures
The charter for our Audit Committee requires that the Audit Committee, or the Chair of the Audit Committee, pre-approve any audit and non-audit service provided to the Company by the independent registered public accounting firm, unless the engagement is entered into pursuant to appropriate preapproval policies established by the Audit Committee or if such service falls within available exceptions under SEC rules.
The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by our independent registered public accounting firm may be pre-approved. The Pre-Approval Policy generally provides that the Audit Committee will not engage an independent registered public accounting firm to render any audit, audit-related, tax, or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by our independent registered public accounting firm has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any member of the Audit Committee to whom the committee delegates authority to make pre-approval decisions must report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. If circumstances arise where it becomes necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories or above the pre-approved

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amounts, the Audit Committee requires pre-approval for such additional services or such additional amounts. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence.
On an annual basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by our independent registered public accounting firm without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.

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REPORT OF THE AUDIT COMMITTEE
The Audit Committee operates pursuant to a charter which is reviewed annually by the Audit Committee. Additionally, a brief description of the primary responsibilities of the Audit Committee is included in this Proxy Statement under the discussion of “Corporate Governance — Committees of our Board of Directors — Audit Committee.” Under the Audit Committee charter, management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, the appropriateness of accounting principles and financial reporting policies and for establishing and maintaining our internal control over financial reporting. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles in the United States.
In the performance of its oversight function, the Audit Committee reviewed and discussed with management and Ernst & Young LLP, as the Company’s independent registered public accounting firm, the Company’s audited consolidated financial statements for the fiscal year ended September 30, 2025 and, with and without management present, reviewed and discussed the results of Ernst & Young LLP’s examination of the financial statements. The Audit Committee also discussed with management, Ernst & Young LLP and our internal auditors, the quality and adequacy of our internal controls and the processes for assessing and monitoring risk. The Audit Committee reviewed with both Ernst & Young LLP and our internal auditor their audit plans, audit scope, and identification of audit risks. The Audit Committee also discussed with the Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee received and reviewed the written disclosures and the letters from Ernst & Young LLP required by applicable requirements of the PCAOB, regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence, and discussed with Ernst & Young LLP their independence from the Company.
Based upon the review and discussions described in the preceding paragraph, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2025 filed with the SEC on November 25, 2025.
Submitted by the Audit Committee of the Company’s Board of Directors
Harald von Heynitz (Chairperson)
Cynthia Arnold
Herman Bulls
Elizabeth Fessenden
This Audit Committee Report is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

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PROPOSAL NO. 3 APPROVAL, ON AN ADVISORY, NON-BINDING BASIS, ON THE
COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Rule 14a-21 under the Exchange Act, we request that our stockholders cast a non-binding, advisory vote to approve the compensation of our named executive officers identified in the section titled “Compensation Discussion and Analysis” set forth below in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement.
Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders hereby approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2026 annual meeting of stockholders pursuant to the compensation disclosure rules of the SEC, including the section titled “Compensation Discussion and Analysis,” the 2025 Summary Compensation Table and the other related tables and disclosures.”
We believe that our compensation programs and policies for the fiscal year ended September 30, 2025 were an effective incentive for the achievement of our goals, aligned with stockholders’ interests and worthy of stockholder support. Additional details concerning how we structure our compensation programs to meet the objectives of our compensation program are provided in the section titled “Compensation Discussion and Analysis” set forth below in this Proxy Statement.
This vote is merely advisory and will not be binding upon the Company, our Board, or our Compensation and Human Resources Committee, nor will it create or imply any change in the duties of the Company, our Board, or our Compensation and Human Resources Committee. The Compensation and Human Resources Committee and the Board will, however, take into account the outcome of the vote when considering future executive compensation decisions. The Compensation and Human Resources Committee and the Board value constructive dialogue on executive compensation and other significant governance topics with our stockholders and encourages all stockholders to vote their shares on this important matter.
At our annual meeting of stockholders held in fiscal year 2024, our stockholders recommended, on a non-binding advisory basis, that the stockholder vote on the compensation of our named executive officers occur every year. After considering this recommendation, our Board determined to hold a “say-on-pay” advisory vote every year. Accordingly, our next advisory say-on-pay vote (following the non-binding advisory vote at this Annual Meeting) is expected to occur at the 2027 Annual Meeting.
The Board unanimously recommends a vote FOR the approval, on an advisory, non-binding basis, of the compensation of our named executive officers.

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PROPOSAL NO. 4 APPROVAL AMENDED AND RESTATED 2021 INCENTIVE AWARD PLAN
On January 20, 2026, our Board approved, subject to stockholder approval, the Amended and Restated 2021 Incentive Award Plan (the “A&R 2021 Incentive Plan”) to increase the aggregate number of shares of Class A common stock authorized for issuance under the plan from 9,500,000 million shares to 16,200,000 million shares, a replenishment of 6,700,000 shares.
Purpose of Proposed Amended and Restated 2021 Incentive Award Plan
Our Board believes that the A&R 2021 Incentive Plan is a vital component of our employee compensation program, allowing us the ability to (i) attract and retain key employees, directors, consultants, advisors and other Service Providers (as defined in the A&R 2021 Incentive Plan) and to motivate such Service Providers to serve the Company and affiliates and to expend maximum effort to improve business results and earnings of the Company by providing them the opportunity to acquire an interest in the operations and future success of the Company, and (ii) align the interests of such Service Providers with those of the Company’s stockholders. The Company desires to continue to provide equity awards in the future as long-term incentives and has determined that its ability to attract, retain, reward and motivate employees and other service providers will be limited unless additional shares of Class A common stock are available for grant under the A&R 2021 Incentive Plan. While the Board is cognizant of the potential dilutive effect of compensatory share awards, it also recognizes the significant benefits that are achieved from making such awards.
Overview of Key Changes Implemented by the A&R 2021 Incentive Plan
The A&R 2021 Incentive Plan implements the following key changes to the existing 2021 Incentive Award Plan:
•	Increases the number of shares of our Class A common stock currently authorized for issuance under the A&R 2021 Incentive Plan by 6,700,000 shares from 9,500,000 shares to 16,200,000 shares; and
•	Increases the number of shares of our Class A common stock which may be granted as incentive stock options under the A&R 2021 Incentive Plan by 6,700,000 shares to 16,200,000 shares; and
•
Extends the term of the A&R 2021 Incentive Plan through the earlier of (a) the date the A&R 2021 Incentive Plan was adopted by the Board or the date the A&R 2021 Incentive Plan was approved by the Company’s stockholders.

The summary above is qualified in its entirety by reference to the actual terms and conditions of the A&R 2021 Incentive Plan, which is incorporated by reference to Appendix A to this Proxy Statement.
As of January 13, 2026, from the initial 9,500,000 shares of Class A common stock that were authorized for issuance under the 2021 Incentive Award Plan, 2,382,939 remained available for future grant and such shares will continue to be available for grant under the 2021 Incentive Award regardless of the outcome of this proposal.
As of January 13, 2026, the record date of the meeting, there were 132,276,738 shares of Class A common stock outstanding and 51,499,195 shares of Class B-1 common stock outstanding, and outstanding grants under the 2021 Incentive Award Plan and shares of Class A common stock remaining available for grant under the 2021 Incentive Award Plan as set forth in the table below:

Shares of Class A common stock available for future issuance	2,382,939
Options Outstanding	435,302
Unvested Restricted Stock Units Outstanding	2,018,768
Unvested Performance Restricted Stock Units (“PSUs”) (calculated at target) Outstanding	1,036,601
Weighted Average Exercise Price of Stock Options Outstanding	$18.16
Weighted-Average Remaining Duration (Years) of Stock Options Outstanding	8.2

As of January 13, 2026, the closing price per share of Class A common stock was $23.82.

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Equity Dilution and Key Historical Equity Metrics
In determining the number of shares of Class A common stock to request for approval to reserve for issuance under the A&R 2021 Incentive Plan, our executive team worked with our compensation consultant to evaluate a number of factors, including our recent and anticipated share usage under the A&R 2021 Incentive Plan, market practices for burn rate and overhang, and criteria expected to be utilized by institutional proxy advisory firms in evaluating our proposal for the A&R 2021 Incentive Plan. Specifically, we considered the following:
•
Equity burn rate, which is calculated as both gross burn rate (i.e., by dividing (i) the number of shares subject to equity awards granted during the fiscal year (value adjusted for purposes of the expected value of options) by (ii) the (basic) weighted-average number of common shares) and net burn rate (i.e., by dividing (i) the number of shares subject to equity awards granted during the fiscal year (value adjusted for purposes of options) minus the number of shares subject to outstanding equity awards that were forfeited during such fiscal year by (ii) the (basic) weighted-average number of common shares) during the fiscal years 2023-2025. The equity burn rate for the past three years is set forth below:

	2025	2024	2023
Options Granted	310,422	187,379	0
Time-Based Full-Value Awards Granted	1,830,935	1,014,917	774,473
Performance-Based Full-Value Awards Earned	0	0	0
Total Awards Granted	2,141,357	1,202,296	774,473
Weighted Average Number of Common Shares Outstanding (Class A and Class B-1)	181,806,357	177,679,205	175,035,295
Annual Burn Rate	1.16%	0.66%	0.44%

•
Equity overhang, which is calculated as (a) the number of new shares requested for the A&R 2021 Incentive Plan plus the number of shares available for grant under the A&R 2021 Incentive Plan plus the number of shares subject to outstanding stock awards, divided by (b) the number of shares outstanding plus the amount set forth in subsection (a). The fully diluted overhang as a result of the share request (based on the outstanding shares and awards as of January 13, 2026) is provided below:

New Shares Requested for the A&R Incentive Plan	6,700,000
Shares Available Under the 2021 Incentive Award Plan	2,382,939
Options Outstanding	435,302
Full Value Awards Outstanding	3,055,369
Total Shares Attributable to the A&R 2021 Incentive Plan	12,573,610
Common Stock Outstanding (Class A and Class B-1 shares)	183,775,933
Overhang (Fully Diluted)	6.40%

In light of the factors described above and the currently outstanding awards and shares available for issuance under the 2021 Incentive Award Plan, and the fact that the ability to continue to grant equity compensation is vital in our view to our ability to continue to attract and retain employees in the competitive labor markets in which we compete, our Board has determined that the size of the share reserve under the A&R 2021 Incentive Plan is reasonable and appropriate at this time.
The A&R 2021 Incentive Plan Contains Equity Compensation Best Practices
The A&R 2021 Incentive Plan authorizes the issuance of equity-based compensation in the form of stock options, SARs, restricted shares, restricted stock units, dividend equivalents, stock payments and performance-based awards structured by the Board within parameters set forth in the A&R 2021 Incentive Plan, for the purpose of providing our directors, officers,

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employees and consultants equity compensation, incentives and rewards for superior performance. Some of the key features of the A&R 2021 Incentive Plan that reflect our commitment to effective management of incentive compensation and that are consistent with best practices in equity compensation to protect our stockholders’ interests are as follows:
•
Broad-based eligibility for equity awards. We grant equity awards to a broad subset of our full-time employees. By doing so, we link employee interests with stockholder interests throughout the organization and motivate our employees to act as owners of the business.

•	No liberal change of control definition. The change of control definition in the A&R 2021 Incentive Plan does not represent a “liberal” change in control.
•
No discounted stock options. All stock options granted under the A&R 2021 Incentive Plan must have an exercise or strike price equal to or greater than the fair market value of our Class A common stock on the date the stock option is granted.

•	No Repricing without Stockholder Approval. The A&R 2021 Incentive Plan does not permit the repricing of the exercise price of outstanding options or SARs without stockholder approval.
•
No liberal share recycling. The A&R 2021 Incentive Plan does not permit the recycling of shares used to satisfy the exercise price of options or used to satisfy tax withholding on options or stock appreciation rights. Upon exercise of a stock appreciation right settled in shares, the gross number of shares covered by the exercised award cease to be available under the A&R 2021 Incentive Plan.

•
Non-employee director compensation limit. The sum of any cash compensation, or other compensation, and the grant date fair value of awards granted to a non-employee director for services as a non-employee director during any calendar year, shall not exceed $500,000, increased to $750,000 for a non-employee independent director’s initial fiscal year of service as a non-employee independent director.

•	No tax gross-ups. The A&R 2021 Incentive Plan does not provide for any tax gross-ups.
Summary of A&R 2021 Incentive Plan
The principal features of the A&R 2021 Incentive Plan are summarized below, but the summary is qualified in its entirety by reference to the actual terms and conditions of A&R 2021 Incentive Plan, which is incorporated by reference to Appendix A to this Proxy Statement.
Eligibility and Administration
The Company’s employees, consultants and directors, and employees and consultants of any of the Company’s subsidiaries, will be eligible to receive awards under the A&R 2021 Incentive Plan. As of December 1, 2025, there were approximately 120 full-time employees, zero consultants and four directors eligible to receive awards under the A&R 2021 Incentive Plan. The basis for participation in the A&R 2021 Incentive Plan by eligible persons is the selection of such persons for participation by the plan administrator in its discretion. The A&R 2021 Incentive Plan will be generally administered by our board of directors, which may delegate its duties and responsibilities to committees of our board of directors and/or officers (referred to collectively as the plan administrator below), subject to certain limitations that may be imposed under the A&R 2021 Incentive Plan, Section 16 of the Exchange Act and/or stock exchange rules, as applicable. The plan administrator will have the authority to make all determinations and interpretations under, and adopt rules for the administration of, the A&R 2021 Incentive Plan, subject to its express terms and conditions. The plan administrator will also set the terms and conditions of all awards under the A&R 2021 Incentive Plan, including any vesting and vesting acceleration conditions. The plan administrator may also institute and determine the terms and conditions of an “exchange program,” which could provide for the surrender or cancellation, transfer, or reduction or increase of exercise price, of outstanding awards, subject to the limitations provided for in the A&R 2021 Incentive Plan. The plan administrator’s determinations under the A&R 2021 Incentive Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the A&R 2021 Incentive Plan or any award thereunder.
Limitation on Awards and Shares Available
The number of shares initially available for issuance under awards granted pursuant to the A&R 2021 Incentive Plan will be 16,200,000. No more than 16,200,000 shares of common stock may be issued upon the exercise of incentive stock options under the A&R 2021 Incentive Plan. Shares issued under the A&R 2021 Incentive Plan may be authorized but unissued shares, shares purchased in the open market or treasury shares.

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If an award under the A&R 2021 Incentive Plan expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, cancelled without having been fully exercised or forfeited, then any shares subject to such award will, as applicable, become or again be available for new grants under the A&R 2021 Incentive Plan. Shares delivered to the Company by a participant to satisfy the applicable exercise price or purchase price of an award and/or satisfy any applicable tax withholding obligation (including shares retained by the Company from the award being exercised or purchased and/or creating the tax obligation), will not become or again be available for award grants under the A&R 2021 Incentive Plan. The payment of dividend equivalents in cash in conjunction with any outstanding awards will not count against the number of shares available for issuance under the A&R 2021 Incentive Plan. Awards granted under the A&R 2021 Incentive Plan upon the assumption of, or in substitution or exchange for, awards authorized or outstanding under a qualifying equity plan maintained by an entity with which we enter into a merger, consolidation, acquisition or similar corporate transaction will not reduce the shares available for grant under the A&R 2021 Incentive Plan. The plan administrator may, on such terms and conditions as it deems appropriate, make adjustments to the maximum number and kind of shares which may be issued under the A&R 2021 Incentive Plan upon the occurrence of a merger, reorganization, consolidation, combination, amalgamation, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of common stock or other securities of the Company, change in control, issuance of warrants or other rights to purchase common stock or other securities of the Company or similar corporate transaction or event.
Awards
The A&R 2021 Incentive Plan provides for the grant of stock options, including incentive stock options, or ISOs, and nonqualified stock options, or NQSOs; restricted stock; dividend equivalents; restricted stock units, or RSUs; stock appreciation rights, or SARs; and other stock or cash-based awards. Certain awards under the A&R 2021 Incentive Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Code, which may impose additional requirements on the terms and conditions of such awards. All awards under the A&R 2021 Incentive Plan will be set forth in award agreements, which will detail the terms and conditions of the awards, including any applicable vesting (including performance-based vesting) and payment terms and post-termination exercise limitations. A brief description of each award type follows.
Stock options. Stock options provide for the purchase of shares of common stock in the future at an exercise price set on the grant date. ISOs, by contrast to NQSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Code are satisfied. Unless otherwise determined by the plan administrator and only with respect to certain substitute options granted in connection with a corporate transaction, the exercise price of a stock option will not be less than 100% of the fair market value of the underlying share on the date of grant (or 110% in the case of ISOs granted to certain significant stockholders). Unless otherwise determined by the plan administrator in accordance with applicable laws, the term of a stock option may not be longer than ten years (or five years in the case of ISOs granted to certain significant stockholders). Vesting conditions determined by the plan administrator may apply to stock options and may include continued service, performance and/or other conditions as the plan administrator may determine. ISOs may be granted only to the Company’s U.S. employees and employees of the Company’s present or future parent or subsidiaries, if any.
SARs. SARs entitle their holder, upon exercise, to receive from the Company an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. The exercise price of a SAR will not be less than 100% of the fair market value of the underlying share on the date of grant (except with respect to certain substitute SARs granted in connection with a corporate transaction), and unless otherwise determined by the plan administrator in accordance with applicable laws, the term of a SAR may not be longer than ten years. Vesting conditions determined by the plan administrator may apply to SARs and may include continued service, performance and/or other conditions as the plan administrator may determine.
Restricted stock and RSUs. Restricted stock is an award of nontransferable shares of common stock that remain forfeitable unless and until specified conditions are met, and which may be subject to a purchase price. RSUs are unfunded, unsecured rights to receive, on the applicable settlement date, common stock or an amount in cash or other consideration determined by the plan administrator to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions during the applicable restriction period or periods set forth in the award agreement. RSUs may be accompanied by the right to receive the equivalent value of dividends paid on shares of common stock prior to the delivery of the underlying shares, subject to the same restrictions on transferability and forfeitability as the RSUs with respect to which the dividend equivalents are granted. Delivery of the shares underlying RSUs may be deferred under the terms of the award or at the election of the participant, if the plan administrator permits such a deferral and in accordance with applicable law. Conditions applicable to restricted stock and RSUs may be based on continuing service, performance and/or such other conditions as the plan administrator may determine.

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Other stock or cash-based awards. Other stock or cash-based awards may be granted to participants, including awards entitling participants to receive common stock to be delivered in the future and including annual or other periodic or long-term cash bonus awards (whether based on specified performance criteria or otherwise). Such awards may be paid in common stock, cash or other property, as the plan administrator determines. Other stock or cash-based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of compensation payable to any individual who is eligible to receive awards. The plan administrator will determine the terms and conditions of other stock or cash-based awards, which may include vesting conditions based on continued service, performance and/or other conditions.
Any of the foregoing awards may be granted subject to vesting and/or payment based on the attainment of specified performance goals or other criteria the plan administrator may determine, which may or may not be objectively determinable. Performance criteria upon which performance goals are established by the plan administrator may include: net earnings or losses (either before or after one or more of interest, taxes, depreciation, amortization and non-cash equity-based compensation expense); gross or net sales or revenue or sales or revenue growth; net income (either before or after taxes) or adjusted net income; profits (including, but not limited to, gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating margin; budget or operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); cash flow (including operating cash flow and free cash flow or cash flow return on capital); return on assets; return on capital or invested capital; cost of capital; return on stockholders’ equity; total shareholder return; return on sales; costs, reductions in costs and cost control measures; expenses; working capital; earnings or loss per share; adjusted earnings or loss per share; price per share or dividends per share (or appreciation in or maintenance of such price or dividends); regulatory achievements or compliance; implementation, completion or attainment of objectives relating to research, development, regulatory, commercial or strategic milestones or developments; market share; economic value or economic value added models; division, group or corporate financial goals; customer satisfaction/growth; customer service; employee satisfaction; recruitment and maintenance of personnel; human resources management; supervision of litigation and other legal matters; strategic partnerships and transactions; financial ratios (including those measuring liquidity, activity, profitability or leverage); debt levels or reductions; sales-related goals; financing and other capital raising transactions; cash on hand; acquisition activity; investment sourcing activity; marketing initiatives; and other measures of performance selected by the Company’s board of directors or its applicable committee, any of which may be measured in absolute terms or as compared to any incremental increase or decrease. Such performance goals also may be based solely by reference to the Company’s performance or the performance of its subsidiary, division, business segment or business unit, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies. When determining performance goals, the plan administrator may provide for exclusion of the impact of an event or occurrence which the plan administrator determines should appropriately be excluded, including, without limitation, non-recurring charges or events, acquisitions or divestitures, changes in the corporate or capital structure, events not directly related to the business or outside of the reasonable control of management, foreign exchange gains or losses, and legal, regulatory, tax or accounting changes.
Provisions of the A&R 2021 Incentive Plan Relating to Director Compensation
The A&R 2021 Incentive Plan provides that the plan administrator may establish compensation for non-employee independent directors from time to time subject to the A&R 2021 Incentive Plan’s limitations. The plan administrator may establish the terms, conditions and amounts of all such non-employee independent director compensation in its discretion and in the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, provided that the sum of any cash compensation or other compensation and the grant date fair value (as determined in accordance with ASC 718, or any successor thereto) of any equity awards granted as compensation for services as a non-employee independent director during any calendar year may not exceed $500,000, increased to $750,000 for a non-employee independent director’s initial fiscal year of service as a non-employee independent director. The plan administrator may make exceptions to this limit for individual non-employee independent directors in extraordinary circumstances, as the plan administrator may determine in its discretion, provided that the non-employee independent director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee independent directors.
Certain Transactions
In connection with certain transactions and events affecting common stock, including, without limitation, any dividend or other distribution, reorganization, merger, consolidation, recapitalization, or sale of all or substantially all of the assets of the Company, or sale or exchange of common stock or other securities of the Company, a change in control, or issuance of warrants or other rights to purchase common stock or other securities of the Company, or similar corporate transaction or event, or change in any applicable laws or accounting principles, the plan administrator has broad discretion to take action under the A&R 2021 Incentive Plan to prevent the dilution or enlargement of intended benefits, facilitate such transaction or event, or give effect to such change in applicable laws or accounting principles. This includes canceling awards in exchange

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for either an amount in cash or other property with a value equal to the amount that would have been obtained upon exercise or settlement of the vested portion of such award or realization of the participant’s rights under the vested portion of such award, accelerating the vesting of awards, providing for the assumption or substitution of awards by a successor entity, adjusting the number and type of shares available, replacing awards with other rights or property and/or terminating awards under the A&R 2021 Incentive Plan.
For purposes of the A&R 2021 Incentive Plan, a “change in control” has the meaning set forth in the A&R 2021 Incentive Plan, which is incorporated by reference to Appendix A to this Proxy Statement.
Foreign Participants, Claw-back Provisions, Transferability and Participant Payments
With respect to foreign participants, the plan administrator may modify award terms, establish sub-plans and/or adjust other terms and conditions of awards, subject to the share limits described above. All awards will be subject to the provisions of any claw-back policy implemented by the Company to the extent set forth in such claw-back policy or in the applicable award agreement. With limited exceptions for estate planning, domestic relations orders, certain beneficiary designations and the laws of descent and distribution, awards under the A&R 2021 Incentive Plan are generally non-transferable prior to vesting and are exercisable only by the participant. With regard to tax withholding obligations arising in connection with awards under the A&R 2021 Incentive Plan and exercise price obligations arising in connection with the exercise of stock options under the A&R 2021 Incentive Plan, the plan administrator may, in its discretion and subject to any applicable blackout or lock-up periods, accept cash, wire transfer, or check, shares of common stock that meet specified conditions (a market sell order) or such other consideration as it deems suitable or any combination of the foregoing.
Plan Amendment and Termination
The Company’s board of directors may amend, suspend or terminate the A&R 2021 Incentive Plan at any time. However, no amendment, other than an increase in the number of shares available under the A&R 2021 Incentive Plan, in excess of the pool increase as described above, may materially and adversely affect any award outstanding at the time of such amendment without the affected participant’s consent. The Company’s board of directors will obtain stockholder approval for any plan amendment to the extent necessary to comply with applicable laws. The plan administrator will have the authority, without the approval of the Company’s stockholders, to amend any outstanding award, including by substituting another award of the same or different type, changing the exercise or settlement date, or converting an ISO to an NQSO. The plan administrator may not (i) reduce the exercise price per share of any outstanding option or SAR, (ii) cancel outstanding options or SARs in exchange for options or SARs with an exercise price per share that is less than the exercise price per share of the original option or SAR or (iii) cancel underwater options or SARs in exchange for cash or other awards without the approval of the Company’s stockholders. No award may be granted pursuant to the A&R 2021 Incentive Plan after the expiration of the A&R 2021 Incentive Plan. The A&R 2021 Incentive Plan is scheduled to remain in effect until the earlier of (i) the tenth anniversary of the date on which the Company’s board of directors adopts the A&R 2021 Incentive Plan and (ii) the earliest date as of which all awards granted under the A&R 2021 Incentive Plan have been satisfied in full or terminated and no shares approved for issuance under the A&R 2021 Incentive Plan remain available to be granted under new awards.
Securities Laws
The A&R 2021 Incentive Plan is intended to conform to all provisions of the Securities Act, the Exchange Act and any and all regulations and rules promulgated by the SEC thereunder, including, without limitation, Exchange Act Rule 16b-3. The A&R 2021 Incentive Plan will be administered, and awards will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.
U.S. Federal Income Tax Consequences
The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of awards under the A&R 2021 Incentive Award Plan and the disposition of shares acquired pursuant to the exercise or settlement of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. This summary assumes that all awards described in the summary are exempt from, or comply with, the requirements of Section 409A of the Code. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.
Stock Options. The Code requires that, for treatment of an option as an incentive stock option, shares of our Class A common stock acquired through the exercise of an incentive stock option cannot be disposed of before the later of (i) two years from the date of grant of the option, or (ii) one year from the date of exercise. Holders of incentive stock options will generally incur no federal income tax liability at the time of grant or upon exercise of those options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in

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which the exercise occurs. If the holder does not dispose of the shares before two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to us for federal income tax purposes in connection with the grant or exercise of the incentive stock option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to employees designated in those Sections. Finally, if an incentive stock option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the incentive stock option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes. No income will be realized by a participant upon grant of an option that does not qualify as an incentive stock option (a “non-qualified stock option”). Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise and the participant’s tax basis will equal the sum of the compensation income recognized and the exercise price. We will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain employees designated in those Sections. In the event of a sale of shares received upon the exercise of a non-qualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term gain or loss if the holding period for such shares is more than one year.
SARs. No income will be realized by a participant upon grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. We will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain employees designated in those Sections.
Restricted Stock. A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. If the election is made, the participant will not be allowed a deduction for amounts subsequently required to be returned to us. We will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain employees designated in those Sections.
Restricted Stock Units. A participant will not be subject to tax upon the grant of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. We will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain employees designated in those Sections.
Other Stock or Cash-Based Awards. A participant generally will recognize ordinary income upon the receipt of the shares or cash underlying stock or cash-based awards in an amount equal to the fair market value of the shares or the amount of the cash. We will be able to deduct in the same amount for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain employees designated in those Sections.
Dividend Equivalents. A participant will generally not be subject to tax upon grant of a dividend equivalent award. Rather, upon payment in respect of a dividend equivalent, the participant generally will recognize ordinary income in the amount of such payment. We will be able to deduct the same amount for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to employees designated in those Sections.
Section 162(m). In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to certain employees designated in Section 162(m) of the Code, currently including, but not limited to, to (a) its chief executive officer, chief financial officer and the three other officers whose compensation is required to be disclosed in its proxy statement (or any of the foregoing employees

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for any preceding taxable year beginning after December 31, 2016) and (b) for any taxable year beginning after December 31, 2026, any employee who is among the five highest compensated employees for such taxable year (other than those described in (a) above for such taxable year). As discussed above, our board of directors believes that it should not be constrained by the requirements of Section 162(m) of the Code if those requirements would impair flexibility in compensating our named executive officers and other highly compensated employees in a manner that we believe can best promote our corporate objectives. As a result, while we may take into account any limitations of Section 162(m), we intend to continue to compensate our executive officers and other highly compensated employees in a manner consistent with the best interests of our stockholders and reserve the right to award compensation (including compensation under the A&R 2021 Incentive Award Plan) that may not be deductible under Section 162(m) where the Company believes it is appropriate to do so.
New Plan Benefits
Except as set forth in the table below, which represents (i) annual grants of stock options to our named executive officers, other executive officers and other employees and (ii) annual grants of restricted stock units to our non-employee directors pursuant to our director compensation policy that will be made on the date of the annual meeting, the number of awards that our named executive officers, directors, other executive officers and other employees may receive under the A&R 2021 Incentive Plan will be determined in the discretion of the Board and/or the Committee in the future, and the Board and/or the Committee has not made any determination to make future grants to any such persons under the A&R 2021 Incentive Plan, as so amended, as of the date of this proxy statement. Therefore, except as noted below (which reflects awards that are assumed to be made on an annual basis), it is not possible to determine the benefits that will be received in the future by participants in the A&R 2021 Incentive Plan, as so amended, or the benefits that would have been received by such participants if the A&R 2021 Incentive Plan, as so amended, had been in effect in the year ended September 30, 2025.

Name and Position	Dollar Value ($)	Number of Shares (#)
Named Executive Officers:
Julian Nebrada, President and Chief Executive Officer	1,100,000	—(2)
Ahmed Pasha, Senior Vice President and Chief Financial Officer	275,000	—(2)
Peter Williams, Senior Vice President and Chief Product and Supply Chain Officer	240,000	—(2)
John Zahurancik, Senior Vice President and President, Americas	200,000	—(2)
Rebecca Boll, Senior Vice President and Chief Product Officer	—	—
All Current Executive Officers as a Group	2,255,000	—(2)
All Current Non-Executive Directors as a Group	700,000(1)	—(2)
All Employees, including all Current Officers who are not Executive Officers, as a Group	325,760	—(2)

(1)
Pursuant to our director compensation program, each non-employee director (other than those affiliated with AES, Siemens or Qatar Holdings LLC) serving on our Board on the date of this Annual Meeting will be awarded a restricted stock award covering a number of shares having a value equal to $175,000. The amount represents awards to four non-employee directors.

(2)
The aggregate number of shares subject to equity awards to be granted to our named executive officers, other executive officers, non-employee directors and other employees is not included in the table above as such number will depend on the value of our Class A common stock on the grant date.

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Additional Prior Award Information
The table below sets forth summary information concerning the number of shares of our Class A common stock subject to equity awards received by certain persons under the 2021 Incentive Plan as of January 13, 2026 included in the Summary Compensation Table and in the Grants of Plan-Based Awards Table set forth in this Proxy Statement. Certain awards set forth in this table for the non-employee directors (other than those affiliated with AES, Siemens or Qatar Holdings LLC) were granted in fiscal year 2025 and therefore are also included in the Director Compensation Table set forth in this Proxy Statement.

Name and Position	Option (#)	Restricted Stock Units and Performance Stock Units (#)
Named Executive Officers:
Julian Nebrada, President and Chief Executive Officer	184,936	481,236
Ahmed Pasha, Senior Vice President and Chief Financial Officer	57,548	125,713
Peter Williams, Senior Vice President and Chief Product and Supply Chain Officer	25,473	91,327
John Zahurancik, Senior Vice President and President, Americas	20,076	68,054
Rebecca Boll, Senior Vice President and Chief Product Officer	0	0
All Current Executive Officers as a Group	327,725	1,056,231
All Current Non-Executive Directors as a Group	0	129,392
Each Nominee for Election as Director	0	0
Each Associate of any such Directors, Executive Officers or Nominees	0	0
Each Other Person who Received or are to Receive 5% of Such Options or Rights	0	0
All Employees, including Current Officers who are not Executive Officers, as a Group	107,577	1,869,746

Equity Compensation Plan Information
See the “Equity Compensation Plan Information” table on page 83 above for additional information regarding the A&R 2021 Incentive Plan.
The Board unanimously recommends a vote FOR the approval of the A&R 2021 Incentive Plan

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Executive Officers
The table below identifies and sets forth certain biographical and other information regarding our executive officers as of the date of this Proxy Statement. Our executive officers are appointed by, and serve at the discretion of, our Board. There are no family relationships among any of our executive officers or directors.

Executive Officer	Age	Position(s)
Julian Nebreda	59	President, Chief Executive Officer, and Director
Ahmed Pasha	57	Senior Vice President and Chief Financial Officer
Vincent W. Mathis	62	Senior Vice President, Chief Legal and Compliance Officer and Secretary
Jeffrey Monday	43	Senior Vice President, Chief Growth Officer
Peter Williams	63	Senior Vice President and Chief Product and Supply Chain Officer
John Zahurancik	54	Senior Vice President and Chief Customer Success Officer

Julian Nebreda see “Information About Director Nominees” above for the biography of Julian Nebreda, our President and Chief Executive Officer.
Ahmed Pasha has served as the Company’s Senior Vice President and Chief Financial Officer since January 1, 2024. Mr. Pasha was previously with AES in a variety of roles for over 25 years. Most recently, he served as the Chief Financial Officer, US Utilities and Conventional Generation from January 2022 through December 2023. Prior to that role, he served as Corporate Treasurer from January 2020 through December 2021 and as Vice President, Investor Relations from January 2012 through December 2021 with AES. Ms. Pasha also previously served as a director of DPL Inc. from July 2023 through January 1, 2024, as a director of AES Ohio from October 2022 through January 1, 2024, and as a director of IPALCO Enterprises, Inc. from October 2022 through January 1, 2024. Mr. Pasha has his bachelor’s degree in business/commerce from the University of Punjab.
Vincent Mathis has served as the Company’s Senior Vice President, Chief Legal and Compliance Officer and Secretary since November 2024. Prior to joining Fluence, Mr. Mathis served as Executive Vice President and General Counsel at Stride, Inc. from September 2018 to November 2024. He also served as Senior Vice President, Corporate Affairs, Corporate Secretary and Chief of Staff to the CEO at The AES Corporation, where he earlier was Vice President and Deputy General Counsel. Prior to his roles at The AES Corporation, Mr. Mathis was an Executive Vice President and General Counsel at ContourGlobal, LLC, a private international energy company. Previously, he worked for Venable, LLP, Shearman and Sterling, LLP, and the United States Securities and Exchange Commission. Mr. Mathis formerly served on the board of directors of Indianapolis Power and Light Company Enterprises, Inc., AES Tietê Energia S.A., and AES Elpa S.A. In addition, he previously served on the board of directors at IPALCO Enterprises, Inc., DPL Inc. and The Dayton Power and Light Company and was Chairman of Eletropaulo Metropolitana Eletricidade de São Paulo S.A. Mr. Mathis holds a J.D. from the University of Virginia and a bachelor’s degree in Economics and Political Science from The University of Richmond.
Jeffrey Monday has served as the Company’s Senior Vice President, Chief Growth Officer since October 2025. Prior to joining Fluence, Mr. Monday served as the Vice President, Global Enterprise and Channel Sales at Qualcomm Inc. from March 2020 to October 2025 and, prior to this role, he served in various roles at Apple Inc. from 2001 to March 2020. Mr. Monday holds a bachelor’s degree in Economics from The University of California, Irvine.
Peter Williams has served as our Senior Vice President and Chief Product and Supply Chain Officer since April 2025 and previously as our Senior Vice President and Chief Supply Chain and Manufacturing Officer from July 2023 through April 2025. Mr. Williams is responsible for all aspects of the end-to-end supply chain including strategic sourcing, procurement, manufacturing, logistics, safety, planning, and quality assurance. Prior to joining Fluence, Mr. Williams served as Senior Vice President, Global Operations and Supply Chain for Rogers Corporation from July 2019 through November 2022. Prior to that role, he served as Vice President of Global Operations for MKS Instruments from August 2007 through July 2019. Mr. Williams has also held senior management positions in operations at Photon Dynamics and Applied Materials. Mr. Williams currently sits on the SAP Green Council Advisory Board. Early in his career, Mr. Williams was a Spacecraft Systems Engineer for Lockheed Martin Corporation. Mr. Williams earned his bachelor’s degree in Mechanical Engineering from San Jose State University.
John Zahurancik was appointed by the Board as an executive officer in November 2023. He has served as our Senior Vice President and Chief Customer Success Officer since October 2025. Prior to this, he has served as our Senior Vice President and President, Americas since June 2021, where he is responsible for all customer facing activity in the region.

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Mr. Zahurancik previously was Chief Operating Officer of Fluence Energy, LLC, when we were still a private joint venture, from January 2018 through June 2021, where he directed the Fluence teams that sell and deliver storage solutions and services to leading customers around the world. Prior to 2018, Mr. Zahurancik served in leadership roles with AES Energy Storage, which he helped co-found in 2007. Prior to his time with AES, Mr. Zahurancik worked as a consultant and market analyst to the telecommunications industry. He currently serves on the board of directors for the American Clean Power Association (ACP). He received his bachelor’s degree in economics and social science at Florida State University and his master’s in public policy from the University of Michigan.

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EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) describes the material elements of our executive compensation program during fiscal year 2025. It also provides an overview of the compensation awarded to or earned by our named executive officers during fiscal year 2025 (each a “NEO” and together, the “NEOs”) and an overview of our executive compensation philosophy, core principles, and objectives. Finally, the CD&A analyzes how and why the Compensation and Human Resources Committee and our Board arrived at the specific compensation determinations for our NEOs during fiscal year 2025. Our NEOs for fiscal year ended September 30, 2025 are:

Named Executive Officer	Title
Julian Nebreda	President and Chief Executive Officer
Ahmed Pasha	Senior Vice President and Chief Financial Officer
Peter Williams	Senior Vice President and Chief Product and Supply Chain Officer
John Zahurancik	Senior Vice President and President, Americas(1)
Rebecca Boll(2)	Senior Vice President and Chief Product Officer

(1)
Appointed as Senior Vice President and Chief Customer Success Officer effective October 1, 2025. The compensation discussion herein reflects Mr. Zahurancik’s role as Senior Vice President and President, America for fiscal year 2025.

(2)
As previously disclosed on a Current Report on Form 8-K filed with the SEC on January 10, 2025, Ms. Boll submitted her resignation from all of her positions with the Company effective January 31, 2025.

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations, and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from the currently planned programs summarized in this discussion.
Executive Summary
2025 Business Overview
Fluence is a global market leader in designing and delivering intelligent energy storage solutions products and optimization software. Our solutions and operational services help to create a more resilient grid and unlock the full potential of renewable portfolios globally. With gigawatts of projects successfully contracted, deployed and under management across nearly 50 markets, we believe we are transforming the way we power our world for a more sustainable future.
2025 was a transformational year for utility-scale energy storage, marked by continued decline in market prices globally. There was uncertainty in the U.S. created by the evolving tariff policy and legislative backdrop. While these uncertainties caused a delay to some contract signings, the increasing demand that resulted from lower prices and visibility from U.S. legislative and tariff frameworks enabled Fluence to execute $1.4 billion of orders during the fourth quarter and finish fiscal year 2025 with $5.3 billion of backlog, both record amounts for the Company.
Total revenue for fiscal year 2025 of approximately $2.3 billion was lower than anticipated, in part because of delayed project signings and a longer timeline than initially anticipated to ramp our U.S. supply chain and deliver our products. The Company remained focused on profitability while navigating these challenges, delivering adjusted gross profit margin of 13.7% and delivering adjusted EBITDA of $19.5 million, which are both at the top of our guidance range. Please refer to pages 74 through 75 in our 2025 Form 10-K for more details on how the Company defines and calculates adjusted gross profit margin and adjusted EBITDA, a description of the GAAP financial measures to which such measures are most directly comparable and an explanation of why such measures were selected.
Our ongoing strategy to create a U.S.-based supply chain strategy was supported by recent legislation which codified tax credits available for our products. We believe this strategy positions us well to serve the accelerating demand in the U.S. market. We also continue to leverage our relationship with suppliers internationally to deliver our cost-competitive solutions globally. Finally, during 2025, we introduced Smartstack which broke the mold of previous product designs, allowing for industry-leading density and positioning Fluence to compete, win and continue to deliver returns for our stakeholders.

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Year Highlights
•	Recognition: Named a Tier 1 energy storage supplier in the inaugural S&P Global Commodity Insights Premier List of Tier 1 Cleantech Companies.
•
Manufacturing and Domestic Content: Solidified capability to produce 100% domestically manufactured energy storage systems, including U.S. production of battery cells, modules, enclosures, inverters, HVAC/chillers, and battery management systems.

•
Product Innovation: Launched our eighth-generation product, Smartstack, and AC solution with the highest battery density currently available, and modular architecture design for faster deployment and increased site efficiency. Smartstack commenced manufacturing at an automated facility in Vietnam, with initial deliveries to our first project site during Q4 of fiscal year 2025.

•	Product Safety: Validated Gridstack Pro 5000’s fire and explosion safety in large-scale tests.
For more information about the Company and our fiscal year 2025 financial and operational results, please see the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2025 Form 10-K. The 2025 Form 10-K can be found in the Investor Relations section of the Company website at www.ir.fluenceenergy.com.
Overview of Fiscal Year 2025 Executive Compensation
Our executive compensation program is designed to deliver market competitive pay for results by tying a significant portion of our NEOs’ compensation to the Company’s long-term financial and strategic growth objectives, thereby aligning our NEOs’ interests with those of our stockholders. For each of our annual and long-term incentive programs, we established aggressive performance goals and targets to appropriately incentivize our executive leadership team. We believe the following aspects and outcomes of our fiscal year 2025 executive compensation program demonstrate our commitment to these objectives:
•
Setting approximately 87% of our President and Chief Executive Officer’s total target compensation as variable and at risk and setting approximately 68% of the other NEOs average total target compensation as variable and at risk.

•
Our eligible NEOs received below-target total annual incentive plan (“AIP”) award payouts for fiscal year 2025, with Mr. Nebreda receiving a total AIP award payout equal to 36% of his target total AIP award and the other NEOs (excluding Ms. Boll) receiving an average total AIP award payout equal to 31% of target for their respective fiscal year 2025 AIP awards. We believe these below-target payouts reflect our establishment of robust performance targets and align with the Company’s financial performance which was lower than our aspirations at the start of the fiscal year.

•
Granting LTI awards to NEOs during fiscal year 2025, comprised of 20% non-qualified stock options (“NQSOs”), 40% performance stock units (“PSUs”), and 40% restricted stock units (“RSUs”). A significant portion of the variable pay is in the form of LTI awards aligning with stockholder value creation, with the LTI grant value for the CEO at 72% of his total target compensation and at an average of 47% of the total target compensation for the other NEOs.

•
The PSUs granted to eligible NEOs in fiscal year 2024 for a two-year cumulative performance cycle of fiscal years 2024 and 2025 performed below-threshold resulting in this PSU award being forfeited as of September 30, 2025, except for Ms. Boll whose PSUs were forfeited upon her termination.

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Commitment to Best Practices
We are committed to having strong governance standards with respect to our compensation programs and practices and we have implemented policies and standards that strengthen the alignment of such compensation programs and practices with our stockholders’ interests. We believe that our executive compensation program effectively aligns the interests of our executives with those of our stockholders. The chart below represents a summary of key compensation practices with respect to our NEOs that support this goal.

What We Do:	What We Do Not Do:
• Design incentive programs with performance metrics aligned with business strategy	• Provide tax gross-ups on compensation or benefits
• Use a variety of incentive measures at both corporate and business unit levels	• Provide excessive severance benefits or severance benefits in excess of those provided under our severance policies
• Cap payouts under short-term cash incentive awards and long-term performance stock awards	• Allow employees, including our NEOs, to engage in hedging, pledging, or short-sales of Company stock
• Ensure a significant portion of pay is at risk	• Allow liberal share recycling or discounted options in the incentive award plan
• Provide double-trigger change-in-control executive severance and equity vesting	• Provide a supplemental executive retirement, non-qualified deferred compensation, or defined benefit pension plans
• Maintain a clawback policy to recover incentive compensation under certain circumstances	• Award incentive payouts for below-threshold performance
• Use multi-year vesting on equity awards	• Offer material perquisites to our executive officers
• Conduct annual CEO and officer individual performance review assessments, leadership talent assessments, and succession planning	• Reprice options or stock appreciation rights, without stockholder approval
• Conduct an annual compensation risk assessment	• Provide “single trigger” change in control benefits
• Engage an independent compensation consultant
• Conduct an annual peer group review of total rewards programs, taking into account peer group and survey data, where appropriate
• Maintain stock ownership policies applicable to our executive leadership team, including our executive officers, and our non-employee independent directors

Total Rewards Philosophy
Our executive compensation program is designed by our Compensation and Human Resources Committee to achieve the following primary objectives:
•
Align Management Incentives with Stockholders Interests: A substantial portion of our NEOs’ compensation is performance-based pay that is at-risk if strategic objectives are not achieved, aligning the long-term interests of our NEOs with those of our stockholders.

•	Focus on Business Strategy and Operational Results: Establish metrics that measure achievement of financial and strategic goals and that provide for payment based on the achievement of results.
•	Attract and Retain Talent: Source and hire a broad array of experienced executives who have the foresight, skill, and ability to contribute to the Company’s short and long-term success.

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The key objectives of the Company’s total rewards philosophy (the “Total Rewards Philosophy”) are delivered by remaining true to its guiding principles, which are as follows:
•
Pay for Results: Consistently recognize and reward talent commensurate with the performance results delivered for the Company. Above-target incentives and rewards are provided for above-target performance and below-target or no incentives or rewards are provided for performance that falls short of established target and threshold performance.

•
Seek to Remain Market Competitive: Work to keep competitive positioning aligned with the external market and our industry, taking into account applicable peer group metrics and the applicable NEO’s individual experience, performance, scope of position, competitive demand, and delivery of business results.

•	Support Internal Fairness: Balance pay for job value with each individual’s performance results to ensure employees are paid fairly and within the market for the results they deliver.
•	Be Fiscally Responsible: Maintain fiscally sustainable employment costs consistent with our financial performance and long-term business success.
•
Adhere to Strong Governance Principles: Ensure equitable, transparent, compliant, high-quality, and high-integrity decisions that are consistent with internal policies and processes and applicable law.

•	Maintain Transparency: Create and implement total rewards systems and tools that create line-of-sight, are user-friendly, and streamlined.
Consistent with this philosophy, performance-based compensation represented a significant portion of our NEOs’ target compensation for fiscal year 2025. In particular, the cash incentive awards paid to our NEOs under our 2025 AIP program were tied to pre-established (i) financial objectives and (ii) strategic key performance indicators (“KPIs”) that were deliberately aligned with Fluence’s operational and long-term strategic initiatives.
Advisory Vote on Executive Compensation Results
At the 2025 annual meeting of stockholders in March 2025, approximately 98% of the votes cast on the annual say-on-pay proposal were in support of our executive compensation program. We view this level of stockholder support as affirmation of our current pay programs and our pay for performance philosophy. The Compensation and Human Resources Committee, with input from Pay Governance, our independent compensation consultant, considered the vote results and current market practices as it evaluated whether changes to the executive compensation program were warranted. The Compensation and Human Resources Committee will continue to consider the outcome of our annual say-on-pay votes when making future compensation decisions for our executive officers.
Role of the Board and Compensation and Human Resources Committee
The Compensation and Human Resources Committee is responsible for establishing, overseeing, and monitoring our executive compensation and benefit programs and for our overall Total Rewards Philosophy. These responsibilities include reviewing and determining annually the compensation to be provided to our executive leadership team, including our NEOs, other than our President and Chief Executive Officer. The Board is responsible for annually reviewing and determining the compensation to be provided to our President and Chief Executive Officer, following recommendation by the Compensation and Human Resources Committee.
In setting executive compensation, the Board and Compensation and Human Resources Committee, as applicable, consider a number of factors, including, but not limited to, the recommendations of our President and Chief Executive Officer (other than with respect to the President and Chief Executive Officer’s own compensation), recommendations from our human resources team, current and past total compensation, tally sheets, internal equity pay considerations, competitive market data and analysis provided by Pay Governance, Company performance and each of the executive officer’s (i) impact on performance of the Company, (ii) relative scope of responsibility and future potential, and (iii) individual performance and demonstrated leadership. The Board and Compensation and Human Resources Committee retain discretion to provide compensation and benefits that are above or below market median based on an executive officer’s individual experience, performance, scope of position, competitive demand, and delivery of business results that may warrant such compensation and benefits.
For more information regarding our Compensation and Human Resources Committee, see “Corporate Governance - Committees of our Board of Directors - Compensation and Human Resources Committee”.

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Role of Management
Management, in particular our President and Chief Executive Officer, consults with and makes recommendations regarding executive compensation matters to the Compensation and Human Resources Committee. Management considers Pay Governance’s advice and uses publicly available compensation and benefits survey market data and information when making its recommendations to the Compensation and Human Resources Committee. Management may retain other consultants to provide related competitive data and information to assist them in formulating such recommendations. Management’s recommendations have historically focused on the Company’s broad-based compensation and benefit plans, the structure and performance measures for short and long-term incentives, and compensation and benefits matters related to the Company’s executive officers. Our President and Chief Executive Officer provides his recommendations regarding compensation and benefits matters pertaining to the other executive officers and provides individual evaluations of each of the other executive officers in connection with the Compensation and Human Resources Committee’s evaluation of such executive officers’ achievement of personal objectives and such executive officers’ target compensation for the following fiscal year. Members of our management team, including our President and Chief Executive Officer, may be invited to attend all or portions of the Compensation and Human Resources Committee’s meetings.
Role of Compensation Consultant
Pursuant to our Compensation and Human Resources Committee’s charter, the Compensation and Human Resources Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel, and other advisors to assist in fulfilling its responsibilities. Before selecting any such consultant, counsel, or advisor, the Compensation and Human Resources Committee reviews and considers the independence of such consultant, counsel, or advisor in accordance with applicable Nasdaq rules. Pursuant to the Compensation and Human Resources Committee’s charter, the Company will provide appropriate funding for the payment of reasonable compensation to any advisor retained by the Compensation and Human Resources Committee. In accordance with this authority, our Compensation and Human Resources Committee engaged Pay Governance as its outside independent compensation consultant for fiscal year 2025. Pay Governance provided peer group data, competitive compensation data and analyses, and guidance used by the Compensation and Human Resources Committee when designing and assessing our overall executive compensation program. The guidance and recommendations from Pay Governance for fiscal year 2025 included executive officer compensation matters, related governance matters (including risk assessment of the executive compensation program), and the design of our short and long-term incentive awards as well as consultation to the Compensation and Human Resources Committee for the consideration and evaluation of cash and equity compensation for our non-employee independent board members. All such compensation services provided by Pay Governance during fiscal year 2025 were conducted under the direction or authority of the Compensation and Human Resources Committee. During fiscal year 2025, Pay Governance did not provide any services to us other than advising on (1) executive, employee, and director compensation (2) broad-based plans that do not discriminate in scope, terms, or operation, in favor of our executive officers or directors, and that are available generally to all salaried employees and (3) fiscal year 2025 pay-versus-performance calculations. Representatives of Pay Governance attended six Compensation and Human Resources Committee meetings during fiscal year 2025.
The Compensation and Human Resources Committee considered the advisor independence factors required under Nasdaq and SEC rules as they relate to Pay Governance and determined that there were no conflicts of interest and that Pay Governance was independent.
Compensation Risk Assessment
We believe that the general design of our executive compensation program reflects a compensation mix that balances short and long-term performance objectives, cash and equity compensation, and risks and rewards associated with our executive officers’ roles. In fiscal year 2025, Pay Governance conducted a risk assessment of the Company’s compensation programs and practices, including our executive compensation program, with the assistance of members of Company management. The Compensation and Human Resources Committee reviewed and discussed the results of Pay Governance’s evaluation of the Company’s compensation programs and practices and concluded that our employee compensation programs are not designed to reward excessive risk-taking and have appropriate risk-mitigating provisions. As a result, we believe the risks associated with our compensation programs are within the Company’s ability to effectively

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monitor and manage, and are not reasonably likely to have a material adverse effect on the Company. In its risk assessment discussion, the Compensation and Human Resources Committee considered the features of our fiscal year 2025 compensation program, with key elements summarized in the table below:

•	Incentive arrangements incentivize long-term Company growth
•	Annual incentive plan employs balanced measures with reasonable levels of upside and downside leverage
•	PSUs contain two financial performance measures to incentivize profitable long-term Company growth and such measures are used for both executives and other PSU award recipients
•	Annual and long-term incentive arrangements include payout caps and the opportunity for the Compensation and Human Resources Committee to adjust final results to ensure the payouts are fair
•	Incentive plan designs and changes are subject to annual review, with interim results reviewed at each regularly scheduled Compensation and Human Resources Committee meeting
•	Performance goals for the annual and long-term incentives reflect operating plans that are reviewed and approved by the Board
•	Performance results are subject to multiple levels of review by senior management and the Compensation and Human Resources Committee
•	Formal clawback policy is in place for incentive compensation
•	Formal stock ownership policy in place for executive officers and other members of the executive leadership team
•	Certain recipients of equity compensation are subject to blackout periods under our Insider Trading Policy
•	Corporate scorecard measures in the annual incentive plan are the same for employees and executives, including our NEOs
•	Change in control and severance provisions are aligned with market expectations
•	Anti-hedging, anti-pledging, and whistleblower policies are in place and applicable to all employees

Peer Group and Benchmarking
The 2025 peer group (the “2025 Peer Group”) that was used for executive compensation decisions for fiscal year 2025 was presented to the Compensation and Human Resources Committee by Pay Governance in the fourth quarter of fiscal year 2024. Due to the Company’s rapid growth as well as rapid growth in the renewable energy industry generally, our peer group is expected to be assessed on an annual basis to ensure it continues to be aligned with our business and operations. In determining our 2025 Peer Group, Pay Governance provided guiding principles for Fluence’s compensation peer group, which are summarized below:
•
Sample Size: includes 15 to 25 companies, which is intended to be a group sufficiently large to withstand anticipated changes in the external market (e.g. consolidation to mergers/acquisitions, bankruptcies, etc.)

•
Scope: generally includes companies with similar revenue, market capitalization, assets, and employee size (taking into account the Company’s expected continued growth), as compensation is significantly correlated with Company size and revenue (with the peer group having revenue of approximately 0.5x to 2.0x the size of the Company), with secondary consideration of market capitalization, assets, and employee size.

•	Executive Labor Market: includes U.S.-based publicly traded companies to reflect the Company’s primary executive labor market.
•
Business Mix: includes companies from the GIS industry classifications of construction and engineering, electronic equipment and instruments and components, heavy electrical equipment, semi-conductor equipment, semi-conductors, independent power, and renewable electricity producers.

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Based on these criteria and the informed judgment of the Compensation and Human Resources Committee, the Compensation and Human Resources Committee approved the 2025 Peer Group, consisting of twenty companies, in related industries, with median revenue of $3.0 billion and median market valuation of $4.3 billion as of June 30, 2024. The 2025 Peer Group consisted of the following companies:

2025 Peer Group
• Advanced Energy Industries, Inc.	• Generac Holdings Inc.	• Regal Rexnord Corporation
• Ameresco, Inc.	• Granite Construction, Inc.	• Skyworks Solutions, Inc.
• Array Technologies, Inc.	• IES Holdings, Inc.	• SolarEdge Technologies, Inc.
• Bloom Energy Corporation	• Itron, Inc.	• Sunrun Inc.
• EnerSys	• Nextracker Inc.	• Valmont Industries, Inc.
• Enphase Energy, Inc.	• nVent Electric plc	• Vertiv Holdings Co.
• First Solar, Inc.	• Primoris Services Corporation

Market data from the 2025 Peer Group, supplemented with general consideration of survey market data, was used by the Board, with respect to our President and Chief Executive Officer, and our Compensation and Human Resources Committee, with respect to our other NEOs, when determining and approving 2025 executive compensation in December 2024. This data was used to evaluate pay against the market median of reported total compensation for each of our NEO’s job positions.
Peer group data was supplemented with consideration of survey market data from 2024 executive compensation information published by reputable, national executive compensation firms that generally reflected industry companies of similar size (measured by annual revenues). And, for certain executive positions, the survey market data also considered revenue by business segment and/or geography responsibilities.
While we do not establish or benchmark compensation levels solely based on a review of competitive market data, market data is a meaningful input to our compensation policies and practices. When making decisions on total compensation for executives, a number of other factors are considered, including Company performance, each executive’s impact and criticality to our strategy and mission, relative scope of responsibility and potential, individual performance and demonstrated leadership, and internal pay equity.
Elements of Executive Compensation
The total rewards components that make up our executive compensation program were set by our Board and the Compensation and Human Resources Committee, with consultation from Pay Governance. Each component is reviewed annually to ensure alignment with our Total Rewards Philosophy.

Total Rewards Components(1)
Annual Compensation	Base Salary – fixed cash compensation to provide for the executive’s day-to-day responsibilities; this pay is not at risk and provides an appropriate level of financial certainty.

Annual Incentives – variable performance-based cash compensation that is earned if certain annual financial and strategic results or individual KPIs are achieved, with above-target pay for above-target performance, and below-target or no pay for below-target or below-threshold performance.

Long-Term Compensation	Restricted Stock Units (RSUs) – variable time-based equity compensation, with the primary purpose of retention and aligning executive interests with those of our stockholders.

Performance Stock Units (PSUs) – variable performance-based equity compensation rewarding for the achievement of financial performance results over a multi-year performance period that contribute to the long-term success of the Company and in alignment with our stockholders expectations.

Non-Qualified Stock Options (NQSOs) – variable time-based equity compensation aligning executive interests with those of our stockholders through focus on stock price appreciation.
Benefits
Retirement and Health and Welfare Benefit Plans – standard array of retirement and health and welfare benefit plans available to Company employees, with specific plans dependent on the geographic location of employees.

(1)
The Compensation and Human Resources Committee reviews all components annually; the long-term compensation mix is based on a variety of factors, such as cash impact, stockholder dilution, market conditions, share availability, and participant eligibility.

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Total Compensation Mix
The Board, with respect to determination and evaluation of the President and Chief Executive Officer’s compensation, and the Compensation and Human Resources Committee, with respect to determination and evaluation of the other executive officers’ compensation, considers factors such as individual performance, experience level, future potential, and specific job assignment of the executive, pay equity, market conditions, and the Company’s recent performance when determining pay for our executive officers. The Board, with respect to the President and Chief Executive Officer, and the Compensation and Human Resources Committee, with respect to the other executive officers, reviews these compensation components at least annually for each executive officer to ensure alignment with the Company’s Total Rewards Philosophy. The Board, with respect to decisions regarding the President and the Chief Executive Officer, and the Compensation and Human Resources Committee, with respect to decisions regarding the other executive officers, retain the ability to provide compensation and benefits that are above or below market median in their respective discretion.
Guided by the Company’s Total Rewards Philosophy, a substantial portion of our executive compensation is pay-at-risk with our executive compensation components weighted most heavily toward short and long-term incentives, which our Board, with respect to the President and Chief Executive Officer, and Compensation and Human Resources Committee, with respect to the other executive officers, believe aligns with operational excellence and stockholder value creation, respectively. Though the Compensation and Human Resources Committee does not have pre-established relative weightings among the various compensation components, the Compensation and Human Resources Committee targets the market median of the 2025 Peer Group for each compensation component.
The following graphs illustrate the pay mix based on total target compensation (annual base salary, target AIP, and target LTI) for each NEO. Each compensation component is described in further detail below. In fiscal year 2025 approximately 87% of our CEO’s total target compensation was variable and at risk, and for all the other eligible NEOs, as a group, approximately 68% of their average total target compensation was variable and at risk.

Annual Base Salary
An annual base salary provides a fixed level of compensation for our executives for services rendered to the Company, reflecting the executives’ skill set, experience, role, and responsibilities, and are designed to attract and retain talented executives and to provide a competitive and stable component of income. Our Board, with respect to our President and Chief Executive Officer, and our Compensation and Human Resources Committee, with respect to our other executive officers, review base salaries for our executives at least annually, considering (i) each executive’s role and responsibilities (including in connection with any promotion), (ii) the executive’s performance for the prior year, (iii) base salaries of similarly situated executives at comparable companies in our respective peer group, and (iv) market data. The Board, with respect to the President and Chief Executive Officer, and the Compensation and Human Resources Committee, with respect to the other NEOs, do not assign a specific weight to any single factor in making decisions regarding base salary adjustments.
2025 Annual Base Salaries
In fiscal year 2025, our Compensation and Human Resources Committee approved an annual base salary increase effective January 1, 2025 for each of our NEOs (other than Mr. Nebreda) of both a performance-based merit increase plus market adjustment to align their pay at approximately market median for their respective roles based on the 2025 Peer Group data. Mr. Williams also received a promotional increase on April 1, 2025 when he was promoted to Senior Vice President, Chief Product and Supply Chain Officer following the termination of Ms. Boll as the Senior Vice President, Chief Product Officer. In addition, the Compensation and Human Resources Committee recommended an annual base salary increase effective

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January 1, 2025, for Mr. Nebreda to the Board, reflective of both market and merit-based considerations. When discussing Mr. Nebreda’s base salary, the Board considered the rapid Company growth and the Company’s financial performance results and approved an increase of 4.3% due to his annual base salary.
The actual base salary paid to each NEO for fiscal year 2025 is set forth in the Summary Compensation Table in the “Salary” column. The annual base salaries of the NEOs in effect as of the end of fiscal year 2025 are reflected below:

Name	End of Fiscal Year 2024 Base Salary ($)	End of Fiscal Year 2025 Base Salary ($)	% Change
Julian Nebreda	935,000	$975,000	4.3%
Ahmed Pasha	530,000	$585,000	10.4%
Peter Williams	450,000	$540,000	20.0%
John Zahurancik	420,000	$440,000	4.8%
Rebecca Boll	420,000	$440,000	4.8%

Annual Incentive Plan
Our AIP is designed to deliver pay upon achievement of corporate financial and strategic performance results, rewarding for superior performance and providing consequences for underperformance. Based on a comprehensive review of our executive compensation program and competitive market practices by Pay Governance, our Board, with respect to the President and Chief Executive Officer, and our Compensation and Human Resources Committee, with respect to the other NEOs, approved our AIP design for fiscal year 2025 in November 2024.
2025 Target AIP Opportunity
Each year, the Board, with respect to the President and Chief Executive Officer, and the Compensation and Human Resources Committee, with respect to the other NEOs, establish a target AIP award for each NEO expressed as a percentage of base salary in effect on September 30, 2025, subject to the achievement of pre-established performance measures as described below. The target AIP opportunities, when combined with base salaries, are intended to provide market-competitive target total cash compensation opportunities for our NEOs. Each of our NEOs was eligible for an award under the AIP for fiscal year 2025. The approved target AIP award opportunity for each of our eligible NEOs for fiscal year 2025 was as follows:

Named Executive Officer	2025 Target Annual Incentive (% of Base Salary)	2025 Target Annual Incentive ($)
Julian Nebreda	120%	1,170,000
Ahmed Pasha	80%	468,000
Peter Williams	75%	405,000
John Zahurancik	60%	264,000
Rebecca Boll(1)	60%	264,000

(1)	Ms. Boll was not eligible for a 2025 AIP award payout due to her voluntary termination during the fiscal year 2025.
2025 Annual Incentive Plan Components
In early fiscal year 2025, the Company and the Compensation and Human Resources Committee designed the 2025 AIP, which was intended to align employees’ objectives and actions with the Company’s strategic goals. The 2025 AIP design is comprised of (i) the Corporate Scorecard which applied across the Company and consisted of financial results (60% weighting) and (ii) Strategic KPIs which are based on Company-wide strategic objectives (40% weighting), all of which were based on the fiscal year 2025 budget. The 2025 AIP design applied to all employees globally, including our NEOs, and components of the Corporate Scorecard were the same for every employee, including our NEOs. The Strategic KPIs were tailored by the Compensation and Human Resources Committee for members of our executive leadership team, including our NEOs. The following three Strategic KPIs applied to all members of the executive leadership team, including our NEOs: (i) free cash flow (5% weighting), (ii) safety (5% weighting), and (iii) culture index (5% weighting) (collectively, the “ELT Shared KPIs”). In addition, each NEO was assigned his or her own respective mix of individual Strategic KPIs, as set out in greater detail below (25% weighting).

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The fiscal year 2025 AIP award for each NEO was calculated as a percentage of a target award. Each Corporate Scorecard measure and each Strategic KPI was assigned a percentage of achievement, with 0% for below threshold performance, 50% for threshold performance, 100% for target performance, and up to 200% for maximum performance. Financial performance results are interpolated on a straight-line basis from measurement point to measurement point (threshold to target and target to maximum). The Board, with respect to the President and Chief Executive Officer, and the Compensation and Human Resources Committee, with respect to the other NEOs, retained discretion to adjust the results of the Strategic KPIs, as well as the overall 2025 AIP performance results based on unforeseen circumstances, as warranted.
The Board, with respect to the President and Chief Executive Officer, and the Compensation and Human Resources Committee, with respect to the other NEOs, with guidance from Pay Governance, defined the measures under the Corporate Scorecard component of the 2025 AIP as follows:

Performance Metric	Measure Weight	Rationale	Performance Metric Definition
Revenue	15%	Focuses executives on the growth of the Company.	Total Company revenue, as calculated in accordance with US GAAP and as set forth in the Company’s audited consolidated financial statements in our 2025 Form 10-K.
Adjusted EBITDA	25%	Focuses executives on growing the Company profitably, inclusive of the cost associated with the goods and services.
Adjusted EBITDA is a non-GAAP financial metric and is calculated from the consolidated statements of operations of our financial statements using net income (loss) adjusted for (i) interest income, net, (ii) income taxes, (iii) depreciation and amortization, (iv) stock-based compensation, and (v) other non-recurring income or expenses. Please refer to page 74 in our 2025 Form 10-K for more details on how the Company defines and calculates Adjusted EBITDA from in the Company’s audited consolidated financial statements.

Order Intake Margin EAC	20%	Focuses executives on future project pipeline in support of Company growth.
Order Intake Margin EAC is calculated as the reported as sold order intake margin for solutions, digital, and service offerings for the Company; provided that reported as sold order intake margin for solution offerings was adjusted to reflect known changes to Estimate at Completion (EAC) margins through September 30, 2025. No adjustments were made to the reported as sold order intake margins for digital or service offerings for KPI calculation purposes.

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The measures under the ELT Shared KPIs were determined by the Board, with respect to the President and Chief Executive Officer, and the Compensation and Human Resources Committee, with respect to the other NEOs, with guidance from Pay Governance and input from management. The measures for the ELT Shared KPIs are as follows:

Performance Metric	Measure Weight	Rationale	Performance Metric Definition
Free Cash Flow	5%	Focuses executives on properly managing cash-on-hand.
Free cash flow is a non-GAAP financial metric and is calculated from our consolidated statements of cash flows and is defined as net cash provided by (used in) operating activities, less purchase of property and equipment made in the period. Please refer to page 75 in our 2025 Form 10-K for more details on how the Company defines and calculates free cash flow from the Company’s audited consolidated financial statements.

Safety	5%	Focuses executives on the safety of all individuals on the project sites, such as employees, contractors, customers, and regulators.
The safety metric is based on four measures: monthly safety walks, safety training, total recordable incident rate (TRIR), and fatalities. Two of the measures serve as a performance “gate” which operate as a pass/fail and both “gates” must pass their respective target. The two performance “gates” are achieving (i) a target number of average monthly safety walks and (ii) completion of a target number of safety trainings, both of which are intended to focus employees on creating, maintaining, and promoting a safe work environment. If either “gate” measure fails, the payout is 0% for the safety measure. If both “gate” measures pass, we then measure TRIR performance and fatalities. The TRIR measure(1) is intended to focus employees on ensuring a certain level of safety results, with 50% threshold payout at 0.9 TRIR score, 100% target payout at 0.5 TRIR score, and 200% maximum payout at 0.0 TRIR score. One fatality caused by job safety incident, or job loss due to permanent disability caused by a job safety incident, would negate the entire safety payout.

Culture Index	5%	Focuses executives on a variety of measures impacting our culture such as engagement, retention, development.
The culture index metric is composed of six separate measures: (i) new hire referral rate (20%), (ii) engagement survey participation rate (15%), (iii) 24-month retention (20%), (iv) strategic employee retention (20%), (v) development designation (15%), and (vi) development plan recorded in Workday, the employee data system (10%).

(1)
TRIR used by our Company follows the Occupational Safety and Health Administration (“OSHA”) criteria for recordable incidents for all work-related injuries and illness such as those resulting in death, days away from work, restricted work, or medical treatment beyond first aid, calculated using OSHA’s formula of number of recordable incidents multiplied by 200,000 divided by total hours worked.

The individual Strategic KPIs for each NEO were selected from a list of eighteen individual Strategic KPIs within four broad strategic objective categories (the “Strategic KPI Menu”). All employees, including the NEOs, had the same Strategic KPI Menu for the 2025 AIP in an effort to focus all personnel, including our NEOs, on the same projects, goals, and initiatives to drive our revenue and profitability for fiscal year 2025. When the Compensation and Human Resources Committee developed the 2025 AIP design at the start of fiscal year 2025, it believed that each individual Strategic KPI’s goal was achievable, but only with significant effort from the Company and employees, including the NEOs. The Strategic KPI Menu and associated payout percentages are listed below.

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Strategic Category	Individual Strategic KPI	2025 Fiscal Year Payout %
Profitable Growth	Revenue(1)	—%
	Adjusted EBITDA(1)	—%
	Order Intake Margin EAC(1)	—%
	Free Cash Flow(2)	—%
	Increase Company Pipeline with Non-Affiliated Entities	100%
	Annual Recurring Revenue(3)	98%
Elevate Customer Value	Successful Product Launch	—%
	Execute Smart BESS Roadmap	180%
	Execute Digital Roadmap	100%
	Services Success	146%
Competitive and Resilient Offering	U.S. Domestic Product	61%
	Quality Non-Conforming Costs	—%
	Speed of Delivery	200%
	Improve Customer Payment Terms	100%
Culture for Success	Safety(4)	200%
	Culture Index(5)	75%
	SAP Implementation	200%
	Reduce Total Cost of Ownership	170%

(1)
Revenue, Adjusted EBITDA, and Order Intake Margin EAC were each a component of the Corporate Scorecard and separately, a Strategic KPI. Targets and actual performance for each of these are set forth in the “Corporate Scorecard” table below.

(2)
Free Cash Flow was a component of both the ELT Shared KPIs and separately, a standalone Strategic KPI. Target and actual performance for this Strategic KPI is set forth in the “ELT Shared KPIs” table below.

(3)
Annual Recurring Revenue (“ARR”) represents the net annualized contracted value including software subscriptions including initial trial, licensing, long term service agreements, and extended warranty agreements as of the reporting period. ARR excludes one-time fees, revenue share or other revenue that is non-recurring and variable.

(4)	Safety was a component of both the ELT Shared KPIs and separately, a standalone Strategic KPI. Target and actual performance for this Strategic KPI is set forth in the “ELT Shared KPIs” table below.
(5)
Culture Index was a component of both the ELT Shared KPIs and separately, a standalone Strategic KPI. Target and actual performance for this Strategic KPI is set forth in the “ELT Shared KPIs” table below.

2025 AIP Performance Results
The Company had below-threshold financial performance results and below-target operating performance results for fiscal year 2025, in the aggregate, and as a result, payouts under the 2025 AIP were awarded below-target for our NEOs. Fiscal year 2025 AIP payout amounts were approved by the Board, with respect to the President and Chief Executive Officer, and the Compensation and Human Resources Committee, with respect to the other NEOs. The Board and Compensation and Human Resources Committee did not exercise their discretion to adjust any 2025 AIP award payouts or to adjust any Strategic KPI results for our NEOs.

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The tables below include the applicable targets as well as the final cumulative results under the 2025 AIP and the amounts payable under each NEO’s respective 2025 AIP award, except for Ms. Boll who did not receive a 2025 AIP award.
Corporate Scorecard

Measure	Weight	Target	2025 Actual Performance	Payout %
Revenue	15%	$4.3 billion	$2.3 billion	—%
Adjusted EBITDA(1)	25%	$190 million	$19 million	—%
Order Intake Margin EAC	20%	$961 million	$304 million	—%

(1)
Adjusted EBITDA is a non-GAAP financial metric and is calculated from the consolidated statements of operations of our financial statements using net income (loss) adjusted for (i) interest income, net, (ii) income taxes, (iii) depreciation and amortization, (iv) stock-based compensation, and (v) other non-recurring income or expenses. Please refer to page 74 in our 2025 Form 10-K for more details on how the Company defines and calculates Adjusted EBITDA as set forth in the Company’s audited consolidated financial statements in our 2025 Form 10-K.

ELT Shared KPIs

Measure	Weight	Target	2025 Actual Performance	Payout %
Free Cash Flow(1)	5%	$0 (neutral)	($160 million)	—%
Safety(2)	5%	Safety Walks: 350 per Month; Completed Safety Training: 95%; TRIR: 0.5 Fatalities: 0	Safety Walks: 350 per Month; Completed Training: 95%; TRIR: 0 Fatalities: 0	200%
Culture Index(3)	5%	Score of 3 (out of 5)	Score of 2.7 (out of 5)	75%

(1)
Free cash flow is a non-GAAP financial metric and is calculated from our consolidated statements of cash flows and is defined as net cash provided by (used in) operating activities, less purchase of property and equipment made in the period. Please refer to page 75 in our 2025 Form 10-K for more details on how the Company defines and calculates free cash flow as set forth in the Company’s audited consolidated financial statements.

(2)	See the description of the safety metric in the tables above.
(3)	See the description of the culture index in the tables above. These measures scored 4, 3, 2, 3, 2, and 1, respectively, for a weighted score of 2.7.

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Strategic KPI Menu

Name	Individual KPI	Weight	Target	2025 Actual Performance	Payout %
Julian Nebreda	Average of all 18 individual Strategic KPIs	25%	100%	Below Target	91%
Ahmed Pasha	Average of all 18 individual Strategic KPIs	25%	100%	Below Target	91%
Peter Williams	Speed of Delivery	6.25%	Target amount of reduction in average gross cycle time	Above Target	200%
	Successful Product Launch	6.25%	Order intake and revenue weighted equally for GSP 5000 and Next Gen Solutions	Below-Threshold	—%
	U.S. Domestic Product	6.25%	Target gigawatt hours of order intake from U.S. domestic product projects	Below-Target	61%
	Quality	6.25%	Target relating to reduction of gross non-conforming costs percent of revenue	Below-Threshold	—%
John Zahurancik	Speed of Delivery	5.00%	Target amount of reduction in average gross cycle time	Above-Target	200%
	Revenue - Americas	5.00%	Target performance for Americas only Revenue	Below-Threshold	—%
	Adjusted EBITDA - Americas(1)	5.00%	Target performance for Americas only Adjusted EBITDA	Below-Threshold	—%
	Order Intake Margin EAC - Americas	5.00%	Target performance for Americas only Order Intake Margin EAC	Below-Threshold	—%
	U.S. Domestic Product	5.00%	Target gigawatt hours of order intake from U.S domestic product projects	Below-Target	61%

(1)
Adjusted EBITDA - Americas is a non-GAAP financial metric and should not be considered in isolation or as a substitute for financial measures reported under GAAP. Adjusted EBITDA - Americas can be calculated by using our internal budgeting and planning applications to adjust the Company’s Adjusted EBITDA to reflect only the Americas side of the business. For a discussion of how we define and calculate Adjusted EBITDA from the Company’s audited consolidated financial statements, please refer to page 74 in our 2025 Form 10-K.

2025 Cumulative AIP Award Results for NEOs

Name	AIP Target ($)	Corporate Scorecard Performance 60% weighting ($)	ELT Shared KPIs Performance 15% weighting ($)	Individual Strategic KPI Performance 25% weighting ($)	Total AIP Award for FY25 ($)	Award as % of Target
Julian Nebreda	1,170,000	—	160,875	264,888	425,763	36%
Ahmed Pasha	468,000	—	64,350	105,955	170,305	36%
Peter Williams	405,000	—	55,688	65,939	121,627	30%
John Zahurancik	264,000	—	36,300	34,386	70,686	27%

The final, approved fiscal year 2025 AIP award payouts are also set forth below in the Summary Compensation Table in the “Non-Equity Incentive Plan Compensation” column.

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Long-Term Incentives
Our Board and Compensation and Human Resources Committee view LTI compensation as a key component of our total compensation program. We believe that equity awards align the interests of our NEOs with our stockholders, provide our NEOs with incentives linked to long-term performance, and foster an ownership culture. In addition, the long-term vesting features of our equity awards support management longevity because they create retentive hold during the applicable vesting period. Equity awards are granted under the 2021 Incentive Award Plan and are subject to our Company’s Equity Award Grant Policy. For more information on this policy, see “— Other Relevant Compensation Elements, Policies, and Consideration — Equity Award Grant Policy” in this CD&A.
Pursuant to the 2021 Incentive Award Plan, the Company may use a variety of types of long-term incentive awards, including RSUs, NQSOs, incentive stock options, PSUs, restricted stock, performance-based cash awards, and time-based cash awards. The Board and Compensation and Human Resources Committee make an annual determination of the appropriate long-term compensation mix based on a variety of factors, including business strategy, marketplace trends, retention needs, participant eligibility, share availability under the 2021 Incentive Award Plan, peer group practices, cost, and cash flow impact to the Company.
2025 LTI Program - Equity Awards
In December 2024, upon the recommendation of our Compensation and Human Resources Committee, the Board approved the Company’s FY25 LTI program for its NEOs.
When determining the grant value for the President and Chief Executive Officer’s LTI award, the Compensation and Human Resources Committee recommended, and the Board approved, a value approximately at market median for fiscal year 2025, which was $5,500,000. Messrs. Pasha and Zahurancik, and Ms. Boll’s 2025 LTI awards were $1,400,000, $572,000, and $572,000, respectively, which generally represented market median for LTI awards. Mr. Williams’ 2025 LTI award was 150% of his annual base salary in effect on January 1, 2025, resulting in an LTI grant value of $702,000. The terms of Mr. Williams offer letter entitled him to receive an LTI award equal to 150% or more of his annual base salary for the first two years following his hire in July 2023. Ms. Boll subsequently forfeited her 2025 LTI award in full upon her termination on January 31, 2025.
The details of each of the awards are summarized in the table below.

Equity Vehicle	Grant Value Weight	Incentive Rationale	Award Description
PSUs	40%	Financial and operational excellence
Subject to the achievement of two financial performance metrics (see PSU table below for details) and cliff-vest in full on September 30, 2027, subject to the NEO’s continued employment through the applicable vesting date. Settled in shares of Company Class A common stock.

NQSOs	20%	Increasing the stock price for the stockholders
Vest one-third annually on the first three anniversaries of the grant date, subject to the NEO’s continued employment through the applicable vesting date, and subject to a strike price of $16.07. Expires 10 years from grant date.

RSUs	40%	Retention
Vest one-third annually on first three anniversaries of the grant date, subject to the NEO’s continued employment through the applicable vesting date. Settled in shares of Company Class A common stock.

Accordingly, the Board approved long-term incentive awards for fiscal year 2025 to our NEOs as follows:

Named Executive Officer	RSUs(1)	PSUs (at target)(1)	NQSOs(2)
Julian Nebreda	136,902	136,902	121,279
Ahmed Pasha	34,848	34,848	30,872
Peter Williams	17,474	17,474	15,480
John Zahurancik	14,238	14,238	12,614
Rebecca Boll(3)	14,238	14,238	12,614

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(1)
For fiscal year 2025, the number of RSUs and PSUs (at target level performance) awarded was determined by dividing the approved grant value of the award by the closing stock price of our Class A common stock, rounded up to the nearest whole share, on the date of grant. The date of grant for the 2025 LTI awards for the NEOs was December 18, 2024.

(2)
For fiscal year 2025, the number of stock options awarded was determined by dividing the approved grant value of the award by the Black-Scholes value determined based upon our closing stock price of Class A common stock, rounded up to the nearest whole share, on the date of grant. The date of grant for the 2025 LTI awards for the NEOs was December 18, 2024.

(3)	Ms. Boll’s 2025 LTI awards were fully forfeited upon her departure from the Company effective January 31, 2025.
2025 LTI Program - Performance Stock Units Granted
The PSUs for the 2025-2027 performance cycle (the “2025-2027 PSUs”) are earned based on (i) the achievement of two financial performance metrics: cumulative Adjusted EBITDA and cumulative Revenue (each as described in further detail below), over a two-year performance period beginning October 1, 2024 and ending September 30, 2026, and (ii) service-based vesting based on continued employment from the date of grant through September 30, 2027. Our Compensation and Human Resources Committee believes that awarding a relatively large portion of our NEOs’ compensation in the form of PSUs directly aligns their interests with the Company’s financial performance over the vesting period as PSUs require achievement of specified financial performance goals and the ultimate value of PSUs is directly impacted by the stock price of our Class A common stock. The Company established a two-year strategic plan and corresponding budget at the start of fiscal year 2025 and the Compensation and Human Resources Committee therefore chose to approve a two-year cumulative PSU performance cycle for the 2025-2027 PSUs to align with the Company’s two-year strategic plan. The Compensation and Human Resources Committee then added a service-based vesting component to extend vesting of the 2025-2027 PSUs through September 30, 2027. The Board and the Compensation and Human Resources Committee retain discretion to adjust the PSU financial performance results based on unforeseen circumstances, as warranted. Each financial performance measure in the 2025-2027 PSUs is summarized in the table below:

PSU Measure	Weight	Rationale for Measure	Definition	Payout Range
				Threshold(1)	Target	Maximum
Adjusted EBITDA	65%	Rewards success of Company’s profitable growth over the two-year measurement period.
A non-GAAP financial metric calculated using net income (loss), adjusted to include (i) net interest income, (ii) income tax expenses, (iii) depreciation and amortization, (iv) stock-based compensation expense, and (v) other non-recurring expenses, as set forth in the Company’s audited consolidated financial statements cumulative for fiscal years 2025 and 2026.
				50% Payout	100% Payout	200% Payout
Revenue	35%	Focuses executives on sustained growth for the Company	Total cumulative Company revenue over fiscal years 2025 and 2026, calculated in accordance with US GAAP.	50% Payout	100% Payout	200% Payout

(1)	Performance below threshold results in 0% payout for that PSU financial performance measure.
2024 LTI Program - Performance Stock Units Earned
The PSUs for the 2024-2026 performance cycle (the “2024-2026 PSUs”) were earned based on (i) the achievement of two financial performance metrics: cumulative Adjusted EBITDA and cumulative Revenue (each as described above), over a two-year performance period beginning October 1, 2023 and ending September 30, 2025, and (ii) service-based vesting based on continued employment from the date of grant through September 30, 2026. The two-year performance period that ended September 30, 2025 resulted in both financial performance metrics not meeting threshold performance expectations. Ms. Boll forfeited her PSUs from the 2024-2026 PSU grant upon her termination on January 31, 2025. The PSUs granted on December 8, 2023 were forfeited by all NEOs as summarized in the table below:

Financial Measures, Targets, and Results	Cumulative Adjusted EBITDA - 65% Weight		Cumulative Revenue - 35% Weight
	Target	Actual	Target	Actual
	$315 million	$98 million	$8 billion	$5.0 billion

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Named Executive Officer	Cumulative Adjusted EBITDA - 65% Weight		Cumulative Revenue - 35% Weight
	Target PSUs	Earned PSUs	Target PSUs	Earned PSUs
Julian Nebreda	50,981	—	27,451	—
Ahmed Pasha	21,259	—	11,446	—
Peter Williams	8,003	—	4,309	—
John Zahurancik	5,976	—	3,217	—

Other Relevant Compensation Elements, Policies and Consideration
Retirement Benefits
We maintain a 401(k) retirement savings plan for our U.S. employees, including our NEOs, who satisfy certain eligibility requirements. The Internal Revenue Code of 1986, as amended (the “Code”) allows eligible employees to defer a portion of their compensation, within prescribed limits, on either a pre-tax or after-tax basis through contributions to the 401(k) plan. Currently, we match employee contributions up to a maximum of 5% of the employee’s eligible compensation per pay period. Employees, including our NEOs, are immediately vested in the Company matching contribution, and they are always vested in their own 401(k) deferrals. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan and making matching contributions of 100% of the first 5% of employee contributions, adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our NEOs, in accordance with our compensation policies.
We do not maintain a defined benefit pension plan, a supplemental executive retirement plan, nor a non-qualified deferred compensation plan for our NEOs.
Health and Other Benefits
All our full-time employees in the United States, including our NEOs, are eligible to participate in our United States health and welfare plans during their employment with the Company, including:
•	medical, dental, and vision benefits;
•	medical and dependent care flexible spending accounts;
•	short-term and long-term disability insurance;
•	life insurance;
•	commuter benefits;
•	health savings accounts; and
•	an employee assistance program.
No Material Executive Officer Perquisites and No Tax Gross-Ups
We do not provide material perquisites to our executive officers and we do not make gross-up payments to cover our executive officers’ personal income taxes that may pertain to any of the compensation or benefits paid or provided by the Company.
Termination and Change-in-Control Benefits
Executive Severance Plan
The Company maintains the Executive Severance Plan (“ESP”), which was adopted in February 2022, in which the Company’s executive leadership, including the NEOs, are eligible to participate. The ESP is intended to attract and retain key executive talent and align executives’ interests with those of stockholders by mitigating uncertainties the executives may have about their ongoing employment. The Company does not enter into any other written severance agreements with its executive leadership, including the NEOs, outside of those pursuant to the ESP.

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The ESP provides for the payment of severance and other benefits to eligible executives, including the NEOs, in the event of an “involuntary termination” of employment by the Company (i.e., generally a termination by the Company without “cause”) or a “good reason termination” of employment by the eligible executive (each as defined below) (each, a “Qualifying Termination”). In the event a Qualifying Termination occurs within three months prior to a change in control of the Company or in the twelve months following a change in control of the Company (the “CIC Period”), an eligible executive, including an NEO, would be eligible to receive enhanced severance benefits.
In the event of a Qualifying Termination of an eligible executive, including NEOs, and subject to execution of a general release of claims against the Company and compliance with certain post-employment restrictive covenants, the ESP provides the following payments and benefits:

	Qualifying Termination Outside of CIC Period (Other than due to Death or Disability, or for Cause)
NEO	Separation Payments	Benefits Continuation Period(1)	Outplacement Services	AIP Compensation	Equity Compensation
CEO	150% of annual base salary, payable over an 18-month period	18 months	$50,000	• Payment of accrued but unpaid cash bonuses for completed performance periods; and • Pro-rated target annual cash bonus for the performance period in which termination occurs
•
If the terminated executive holds unvested equity awards issued with a grant date more than one year before the date of termination:

•
A prorated portion of the unvested time-vesting equity awards will accelerate and vest; and

•
If termination occurs during the final six months of the performance period for any performance-vesting equity award, a prorated portion of such equity award will accelerate and vest (based on target performance).

All Other NEOs	100% of annual base salary payable over a 12-month period	12 months	$25,000

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	Qualifying Termination During CIC Period
NEO	Separation Payments	Benefits Continuation Period (1)	Outplacement Services	AIP Compensation	Equity Compensation
CEO	200% of the sum of annual base salary and Target Bonus, payable in lump sum	18 months	$50,000	• Payment of accrued but unpaid cash bonuses for completed performance periods; and • Pro-rated target annual cash bonus for the performance period in which termination occurs
•
If the executive is not provided with replacement awards having equal value, and comparable terms and conditions as the prior awards, equity awards automatically accelerate and vest in full upon the change in control (assuming target level performance for purposes of any performance vesting awards).

• I
f a Qualifying Termination occurs during the CIC Period, all unvested equity or replacement awards, as applicable, will automatically accelerate and fully vest upon the termination of employment (or the change in control, if later) (assuming target level performance for purposes of any performance vesting awards).

All Other NEOs	150% of the sum of annual base salary and Target Bonus, payable in lump sum	18 months	$25,000

(1)	Medical and dental coverage continues for the NEO during his or her severance period on the same cost-sharing basis as if his or her employment had not terminated.
The ESP does not provide for a gross-up payment to offset any excise taxes that may be imposed on excess parachute payments under Section 4999 (the “Excise Tax”) of the Code. Instead, the ESP provides that in the event that the payments described above would, if paid, be subject to the Excise Tax, then the payments will be reduced to the extent necessary so that no portion of the payments is subject to the Excise Tax, provided, however, that such reduction shall be made only if, the net amount of the reduced payments, after giving effect to income tax consequences, is greater than or equal to the net amount of the payments without such reduction, after giving effect to the Excise Tax and income tax consequences.
For purposes of the ESP, “cause” is defined as (i) if a participant is a party to a written employment, severance, or consulting agreement with the Company or any of its affiliates or an award agreement (a “Relevant Agreement”) in which the term “cause” is defined in the Relevant Agreement, and (ii) if no Relevant Agreement exists, (A) a material breach by the participant of any of his or her obligations set forth in any written agreement with the Company or any of its affiliates as the same may then be in effect; (B) fraud, embezzlement, theft, or other material dishonesty by the participant in connection with services to or otherwise with respect to the Company or any of its affiliates; (C) the participant’s commission of any act or omission that results in or could reasonably be expected to result in any material damage or harm to the business, property, or reputation of the Company or any of its affiliates; (D) the participant’s commission of, indictment for, or a plea of nolo contendere to, any felony under any state, federal, or foreign law or any crime involving moral turpitude or dishonesty; (E) the participant’s unlawful use (including being under the influence) or possession of illegal drugs, or repeated intoxication with alcohol, at the premises of the Company or any of its affiliates or otherwise while performing (or holding himself or herself as performing) services for or on behalf of the Company or any of its affiliates; (vi) participant’s prolonged and unexcused absence from work (other than by reason of disability); or (F) refusal or failure by the participant to attempt in good faith to follow or carry out the reasonable instructions of the Board or the participant’s supervisor which failure, if curable, does not cease within fifteen (15) days after written notice of such failure is given to the participant by the Company or any affiliate.
For purposes of the ESP, a “good reason termination” means the voluntary separation from service of the participant in the three month period prior to a change in control or in the twelve month period following a change in control due to any of the following events without the participant’s written consent: (a) the relocation of the participant’s principal place of employment to a location that is more than 50 miles from the principal place of employment in effect immediately prior to such change in control; (b) a material diminution in the duties or responsibilities of the participant from those in place immediately prior to such change in control (other than, with respect to the Chief Executive Officer, due to removal (or failure to appoint) as a member of the successor company’s board of directors); (c) a material reduction in the base salary or annual incentive opportunity of the participant from what was in place immediately prior to such change in control; and (d) the failure of any successor entity

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to the Company following a change in control to assume the ESP, as in effect immediately prior to such change in control. The participant must (i) notify the Board, in writing, within ninety (90) days of the event constituting the basis for a good reason termination of the participant’s intent to trigger a good reason termination, that specifically identifies in reasonable detail the event constituting the basis for the good reason termination, (ii) the event must remain uncorrected for thirty (30) days following the date that the participant notifies the Board in writing of the participant’s intent to terminate employment for good reason, and (iii) the termination date must occur within sixty (60) days after expiration of the notice period. For the avoidance of doubt, “good reason” shall not apply outside of the three-month period prior to a change in control or the twelve-month period following a change in control.
Except where required by law or otherwise determined by the Board, severance payments would not be made under the ESP if the NEO were terminated by the Company for “cause” or voluntarily resigned (other than due to a “good reason termination”).
LTI Awards
Beginning with the 2024 LTI awards granted on December 8, 2023 and continuing for LTI awards granted thereafter, employees whose combined age and years of service with the Company is (i) age 65 or older, (ii) age 60 or older with five completed years of service with the Company, or (iii) age 55 or older with ten completed years of service with the Company, are “retirement-eligible”. Following termination of service (other than for cause or due to death or disability) for a retirement-eligible executive to the extent such retirement occurs at least one year following the grant date of the applicable LTI award, (i) a pro rata portion of unvested RSUs granted as part of the LTI awards will become vested as of date of termination, (ii) a pro-rata portion of unvested and unexercisable NQSOs granted as part of the LTI awards shall become vested and exercisable as of the date of termination, and (iii) (x) if termination occurs within the six-month period prior to the end of the performance-period, as defined in the ESP, for any PSUs granted as part of the LTI awards, then the service-based requirement with respect to unvested PSUs is deemed satisfied and the performance-based requirement will remain eligible to be satisfied with respect to a pro-rated portion of PSUs upon completion of the performance period based on actual achievement of the performance metrics and (y) if termination occurs on or after the end of the performance period, then the service-based requirement shall be deemed satisfied and the performance-based requirement will remain eligible to be satisfied with respect to a prorated portion of the PSUs, with such pro-rata portion determined upon completion of the performance period based on actual achievement of the performance metrics.
Fluence maintains a Rehire Eligible and Service Recognition Policy which provides that incoming employees to Fluence who previously were employed by Fluence, AES or Siemens or one of their affiliated entities shall be considered eligible for service recognition for their time with these prior employers, subject to certain conditions. For Messrs. Nebreda, Pasha, and Zahurancik, the Company recognizes prior service with AES in calculating retirement eligibility for the LTI awards. Based on age and length of service with AES and the Company, Messrs. Nebreda and Pasha are the only NEOs that qualified as “retirement-eligible” under the LTI awards.
Pursuant to the terms of the award agreements of the LTI awards, upon termination due to death and disability, the NEOs will receive full accelerated vesting of any unvested LTI award. In particular, for any unvested PSUs, upon termination due to death or disability, (x) if termination occurs prior to the end of the performance-period for any PSUs, then the PSUs will fully accelerate and vest in full assuming achievement of target performance and (y) if termination occurs on or after the end of the performance period, then the PSUs will fully accelerate and vest in full based on actual performance.
Annual Incentive Plan
The AIP provides that upon termination of employment due to death or disability prior to the end of a plan year, an AIP award shall be considered earned based on target performance, prorated based on the number of days employed during the plan year. In the case the termination as a result of death or disability occurs after the plan year end but before the payment date, an AIP award shall be considered earned based upon actual attainment of the business scorecard results and individual performance objectives, as applicable.
Additionally, upon termination of employment due to retirement, provided that such termination occurs on or following the first business day of the third quarter of a plan year, the AIP award shall be considered earned based on actual attainment of the business scorecard results and individual performance goals, as applicable, prorated based on the number of days employed during the applicable plan year. In the event that termination due to retirement occurs after the plan year end but before the payment of the AIP award, AIP award shall be considered earned based on actual attainment of the business scorecard results and individual performance goals. “Retirement eligibility” for purposes of the AIP is the same as set forth above for the LTI awards. Therefore, based on age and length of service with AES and the Company, Messrs. Nebreda and Pasha are the only NEOs that qualified as “retirement-eligible” for purposes of the 2025 AIP.

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Clawback Policies
In fiscal year 2022, the Board adopted the Company’s Clawback Policy (the “Original Clawback Policy”) to recoup compensation from the CEO and all other executives reporting to the CEO, including the Chief Accounting Officer, under certain circumstances. In fiscal year 2023, the Compensation and Human Resources Committee adopted two new Company clawback policies. The first such policy was adopted in compliance with Nasdaq listing standards pursuant to Exchange Act Rule 10D-1 and covers our current and former Section 16 officers (the “New SEC Clawback Policy”) and the second such new policy is for our other non-executive officers (the “New Other Clawback Policy”). Both the New SEC Clawback Policy and the New Other Clawback Policy contain similar provisions, provided that the New SEC Clawback Policy is subject to certain requirements, including external reporting and disclosure obligations, mandated by applicable law and regulation. The Original Clawback Policy is limited in scope to restatements and will no longer apply after September 30, 2026. The foregoing summary of the New SEC Clawback Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the New SEC Clawback Policy attached as Exhibit 97 to our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 filed with the SEC on November 29, 2024 (the “2024 Form 10-K”).
In the event the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any financial reporting requirement under the applicable federal securities laws, then the Board will follow the requirements of the appropriate clawback policy and will, to the extent required by, in accordance with, the terms of the applicable clawback policy, seek reimbursement or forfeiture of any excess incentive compensation received by any covered executive in respect of the applicable performance period. Subject to the terms of the applicable clawback policy, the right to recoupment shall survive a covered executive’s separation from the Company if the separated covered executive’s incentive compensation either prior to or after separation is impacted by an accounting restatement for financial statements that were published at the time that such individual was actively serving as a covered executive of the Company.
Equity/Incentive Award Grant Policy
Pursuant to our Equity Award Grant Policy in effect for fiscal year 2025, equity awards granted under our 2021 Incentive Award Plan are approved either by our Compensation and Human Resources Committee, a Rule 16b-3 subcommittee of the Compensation and Human Resources Committee, or the full Board, provided that the Board approves all equity awards granted to our President and Chief Executive Officer. This policy contemplates certain key parameters, such as the award grant date, award grant price, award approval process, types of awards, and reasons for granting annual awards and off-cycle awards. The Compensation and Human Resources Committee has oversight of the Equity Award Grant Policy and may delegate award approval to the CEO, except for (i) annual awards, (ii) any award in an amount equal to or greater than $500,000 to any employee in any fiscal year, and (iii) awards to officers or directors of the Company, including our NEOs.
In fiscal year 2026, we amended our Equity Award Grant Policy to be titled the Incentive Award Grant Policy, as it applies to equity awards and other cash awards under our 2021 Incentive Award Plan. Under the Incentive Award Grant Policy, the Compensation and Human Resources Committee has oversight of the Incentive Award Grant Policy and may delegate award approval to the CEO for recognition awards under the 2021 Incentive Award Plan (other than grants requiring Board, Compensation and Human Resource Committee or Rule 16b-3 Subcommittee approval) and annual grants under the 2021 Incentive Award Plan to the extent such awards are (i) settled in cash (the amount of which is not tied to the value of equity of the Company) and (ii) do not require Board or Compensation and Human Resources Committee approval.
Other Practices Related to the Timing of Grant of Certain Equity Awards
Our Board and Compensation and Human Resources Committee maintains certain practices regarding the timing of equity grants for officers and employees as set forth in “Corporate Governance — Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information.”
Executive Stock Ownership Policy
Our NEOs are subject to our Executive Stock Ownership Policy. For more information, see “Corporate Governance — Stock Ownership Requirements.”
Derivatives Trading, Hedging, and Pledging Policies
Our Board has adopted an Insider Trading Policy, which applies to all of our directors, officers, and employees. For more information, see “Corporate Governance — Insider Trading Compliance Policy” and “Corporate Governance — Anti-Hedging Policy”.

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Section 409A
The Compensation and Human Resources Committee considers whether components of the compensation for our executive officers may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. The Compensation and Human Resources Committee aims to structure these compensation components to be compliant with or exempt from Section 409A of the Code and the Departure of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code.
“Golden Parachute” Payments
Sections 280G and 4999 of the Code provide that certain executive officers and other service providers who are highly compensated or hold significant equity interests may be subject to an excise tax if they receive payments or benefits in connection with a change in control of the Company that exceeds certain prescribed limits, and that we, or a successor, may forfeit a tax deduction on the amounts subject to this additional tax. While the Board and Compensation and Human Resources Committee may take the potential forfeiture of such tax deduction into account when making compensation decisions, it will award compensation that it determines to be consistent with the goals of our executive compensation program even if such compensation is not deductible by us. We do not provide any tax gross-ups to cover excise taxes under Section 4999 in connection with a change in control. For more information regarding treatment of certain payments in connection with a change in control, see “ - Termination and Change-in-Control Benefits” above.
Non-GAAP Financial Reporting Policy
Our Compensation and Human Resources Committee determined that for purposes of defining and determining how to calculate certain financial measures used in our incentive compensation plans, the committee would use those definitions set forth in the Company’s Non-GAAP Financial Reporting Policy, in an effort to promote alignment between accounting definitions used by the Company and incenting the executive leadership team, including the NEOs.
Compensation and Human Resources Committee Report
The Compensation and Human Resources Committee has reviewed and discussed with management the Company’s “Compensation Discussion and Analysis.” Based on such review and discussions, the Compensation and Human Resources Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
Cynthia Arnold (Chairperson)
Elizabeth Fessenden
Ruth Gratzke
Tish Mendoza
Harald von Heynitz

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Compensation Committee Interlocks and Insider Participation
The Compensation and Human Resources Committee consisted of Cynthia Arnold, Elizabeth Fessenden, Harald von Heynitz, Barbara Humpton, and Tish Mendoza during fiscal year 2025. Ms. Humpton resigned from the Board effective as of September 30, 2025. No member of our Compensation and Human Resources Committee now or serving during fiscal year 2025 is or has been an officer or employee of the Company. Except as may be specifically set out under the heading “Certain Relationships and Related Party Transactions” section below, none of the members of our Compensation and Human Resources Committee now or serving during fiscal year 2025 had a relationship with us that is required to be disclosed under Item 404 of SEC Regulation S-K. None of our executive officers serves as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our Board of Directors or Compensation and Human Resources Committee.
Compensation Tables and Related Disclosures
Summary Compensation Table
The table below provides information regarding the total compensation paid to or earned by each of our NEOs for each of the fiscal years ended September 30, 2023, September 30, 2024, and September 30, 2025.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)
Julian Nebreda President and Chief Executive Officer	2025	965,000	—	4,400,030	1,100,001	425,763	18,250	6,909,044
	2024	851,250	—	3,440,028	860,006	1,437,754	18,750	6,607,788
	2023	600,000	50,000	—	—	1,110,522	14,250	1,774,772
Ahmed Pasha Senior Vice President and Chief Financial Officer	2025	571,250	—	1,120,015	280,009	170,305	18,250	2,159,829
	2024	397,500	521,452	1,560,028	390,003	397,907	16,500	3,283,390
Peter Williams Senior Vice President and Chief Product and Supply Chain Officer	2025	499,500	250,000	561,614	140,404	121,627	18,250	1,591,395
	2024	450,000	—	540,004	135,005	366,203	22,125	1,513,338
	2023	94,039	—	750,019	—	—	4,702	848,760
John Zahurancik Senior Vice President and President, Americas	2025	435,000	—	457,609	114,409	70,686	18,000	1,095,704
	2024	408,750	—	403,204	100,812	302,955	18,188	1,233,908
Rebecca Boll Senior Vice President and Chief Product Officer	2025	141,667	—	457,609	114,409	—	3,333	717,018
	2024	402,500	—	403,204	100,812	347,759	19,125	1,273,400
	2023	343,750	144,937	—	—	292,410	14,250	795,347

(1)	Ms. Boll ceased serving as our Senior Vice President and Chief Product Officer on January 31, 2025. Base salary reflects amount paid from October 1, 2024 through January 31, 2025.
(2)
Pursuant to Mr. Williams’ offer letter, Mr. Williams received a sign-on bonus of $500,000, which was paid in two installments: (i) $250,000 within 30 days of his hire date of July 17, 2023 and (ii) $250,000 on or about July 17, 2024. If Mr. Williams voluntarily leaves the Company as an employee prior to the two-year anniversary date of each payment or is terminated by the Company due to cause (as defined in the ESP), Mr. Williams will be required to pay each respective part of this sign-on cash bonus back to the Company. This amount represents the portion of Mr. Williams’ sign-on bonus that was no longer subject to clawback on July 17, 2025.

(3)
The amount in this column reflects the aggregate grant date fair value of RSUs and PSUs as determined in accordance with FASB ASC 718. For a description of the assumptions used to determine the compensation cost of these awards, see Note 18 to our audited consolidated financial statements in the 2025 10-K. These awards are described in more detail in the footnotes to the Grants of Plan-Based Awards and the Outstanding Equity Awards at 2025 Fiscal Year-End tables below. The value of the PSUs included in the amounts shown reflects the grant date fair value of the PSUs at target payout levels based on the probable outcome of the performance conditions determined as of the grant date. The maximum value of the PSU awards is 200% of the target award. The maximum potential for the PSUs granted in fiscal year 2025 for Messrs. Nebreda, Pasha, Williams and Zahurancik, and Ms. Boll is $4,400,030, $1,120,015, $561,614, $457,609, and $457,609, respectively. Ms. Boll forfeited her outstanding and unvested RSU and PSU LTI awards upon her termination on January 31, 2025.

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(4)
The amounts in this column reflect the grant date fair value for the fiscal year ended September 30, 2025 that is attributable to NQSO grants as determined in accordance with FASB ASC 718. Assumptions used in the calculation of these amounts are included in Note 18 to our audited consolidated financial statements included in the 2025 Form 10-K. Ms. Boll forfeited her outstanding and unvested NQSO LTI awards upon her termination on January 31, 2025.

(5)
The amounts in this column represent annual incentive cash awards earned under our AIP. For fiscal year 2025, Messrs. Nebreda, Pasha, Williams, and Zahurancik were eligible for an award under our AIP, and received a payment equal to 36%, 36%, 30%, and 27% of their target 2025 AIP award, respectively. Ms. Boll did not receive a 2025 AIP award payout due to her termination on January 31, 2025. For more information, see “Compensation Discussion and Analysis – Elements of Compensation - Annual Incentive Plan” above.

(6)	The amounts shown reflect employer matching contributions under the Company’s 401(k) plan with respect to fiscal year 2025.
Grants of Plan-Based Awards
The following table shows information regarding the incentive awards granted to our NEOs in fiscal year 2025.

Name	Grant Date	Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards; Number of Shares of Stock or Units (#)(3)	All Other Option Awards; Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Share)(4)	Grant Date Fair Value of Stock and Option Awards ($)(5)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Julian Nebreda			585,000	1,170,000	2,340,000
	12/18/2024	12/18/2024				68,451	136,902	273,804				2,200,015
	12/18/2024	12/18/2024							136,902			2,200,015
	12/18/2024	12/18/2024								121,279	16.07	1,100,001
Ahmed Pasha			234,000	468,000	936,000
	12/18/2024	12/18/2024				17,424	34,848	69,696				560,007
	12/18/2024	12/18/2024							34,848			560,007
	12/18/2024	12/18/2024								30,872	16.07	280,009
Peter Williams			202,500	405,000	810,000
	12/18/2024	12/18/2024				8,737	17,474	34,948				280,807
	12/18/2024	12/18/2024							17,474			280,807
	12/18/2024	12/18/2024								15,480	16.07	140,404
John Zahurancik			132,000	264,000	528,000
	12/18/2024	12/18/2024				7,119	14,238	28,476				228,805
	12/18/2024	12/18/2024							14,238			228,805
	12/18/2024	12/18/2024								12,614	16.07	114,409
Rebecca Boll(6)			132,000	264,000	528,000
	12/18/2024	12/18/2024				7,119	14,238	28,476				228,805
	12/18/2024	12/18/2024							14,238			228,805
	12/18/2024	12/18/2024								12,614	16.07	114,409

(1)
The amounts shown represent the potential payment with respect to the AIP awards for our NEOs for fiscal year 2025 at threshold, target, and maximum performance. The threshold amount is equal to 50% of target performance, the target amount is equal to 100% of target performance and the maximum amount is 200% of target performance. The threshold, target, and maximum amounts are based on the applicable percentage of the NEO’s fiscal year 2025 base salary in effect on September 30, 2025. Actual amounts earned for fiscal year 2025 are included in the “Non-Equity Incentive Compensation Plan” column of the Summary Compensation Table above and are detailed further under “Compensation Discussion and Analysis — Elements of Compensation — Annual Incentive Plan” above.

(2)
The amounts shown represent the threshold, target, and maximum number of PSUs granted to NEOs in fiscal year 2025 that may be earned based on the achievement of performance measures established at the commencement of the performance measurement period. These PSUs vest in full on September 30, 2027, subject to the Company’s financial performance and the holder’s continued employment with the Company. For more information relating to these PSUs, see “Compensation Discussion and Analysis — Elements of Executive Compensation — Long-Term Incentives” and the Outstanding Equity Awards at 2025 Fiscal Year-End table below.

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(3)
This amount represents the number of RSUs granted to NEOs in fiscal year 2025. These RSUs vest in one-third increments on each of the first three anniversaries of the grant date, subject to the holder’s continued employment with the Company. For more information relating to these RSUs, see “Compensation Discussion and Analysis — Elements of Executive Compensation — Long-Term Incentives” and the Outstanding Equity Awards at 2025 Fiscal Year-End table below.

(4)
The amounts shown represent the number of NQSOs granted to the NEOs in fiscal year 2025 and the exercise price per share, which was the closing stock price of the Company’s Class A common stock on the grant date. These NQSOs vest in one-third increments on each of the first three anniversaries of the grant date, subject to the holder’s continued employment with the Company. For more information relating to these NQSOs, see “Compensation Discussion and Analysis — Elements of Executive Compensation — Long-Term Incentives” and the Outstanding Equity Awards at 2025 Fiscal Year-End table below.

(5)
Reflects the grant date fair value for each of the RSUs, PSUs, and NQSOs computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the fair value for each of the RSUs, PSUs and NQSOs are set forth in Note 18 to the audited consolidated financial statements included in the 2025 Form 10-K.

(6)
In connection with Ms. Boll’s departure from the Company effective January 31, 2025, she was no longer eligible to receive an AIP award for fiscal year 2025, and she forfeited the RSUs, PSUs, and NQSOs granted to her in fiscal year 2025 on January 31, 2025.

Additional Narrative Disclosures relating to Summary Compensation Table and the Grants of Plan-Based Awards Table
Executive Offer Letters and Arrangements
Our NEOs are not party to any employment agreements. While each of our NEOs entered into offer letters at the time of hire with the Company, their employment is at-will and Fluence or the NEO may terminate the employment arrangement at any time for any reason.
Incentive Compensation Plans applicable to all NEOs
2025 AIP Awards
In early fiscal year 2026, we made cash payments to Messrs. Nebreda, Pasha, Williams, and Zahurancik under the AIP for performance during fiscal year 2025. The amount payable to each such NEO is included in the amounts reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table for each NEO. A description of the AIP and 2025 AIP Awards is set forth in the CD&A of this Proxy Statement.
Equity Incentive Compensation
The Summary Compensation Table includes amounts relating to RSUs, PSUs, and NQSOs granted under the Company’s 2021 Incentive Award Plan to our NEOs. The amounts reported in the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table for each NEO is based upon the aggregate grant date fair value of such awards computed in accordance with FASB ASC Topic 718. For a description of the terms of these LTI awards granted in fiscal year 2025, see the CD&A of this Proxy Statement.
Effect of Termination of Employment or Change-in-Control
The vesting of equity incentive awards outstanding as of September 30, 2025 and the ability of the NEOs to receive payments under those awards, as well as the ability of NEOs to receive payouts pursuant to the AIP are affected by the termination of their employment, including certain Qualifying Terminations in connection with a change-in-control. In addition, the LTI awards contain applicable provisions regarding accelerated vesting due to retirement, death or disability. See “Compensation Discussion and Analysis — Termination and Change-in-Control Benefits” above for more details.These events and the related payments and benefits are described in “Potential Payments Upon Termination or Change-in-Control” of this Proxy Statement.
Severance Arrangements
Each NEO is eligible to participate in the ESP. See “Compensation Discussion and Analysis — Termination and Change-in-Control Benefits” above for a description of the payments that each NEO (other than Ms. Boll) would be entitled to receive in connection with an Involuntary Termination or Good Reason Termination, each, as defined in the ESP.

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Outstanding Equity Awards at 2025 Fiscal Year-End
The following table sets forth certain information with respect to all equity awards held by each of our NEOs as of September 30, 2025, other than Ms. Boll who forfeited her unvested equity upon her termination on January 31, 2025.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price(1) ($)	Option Expiration Date	Number of Shares or Units of Stock that have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested(2) ($)	Equity Incentive Plan Awards: Number of Unearned Units that have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Units that Have Not Vested(2) ($)
Julian Nebreda	—	121,279(3)	16.07	12/18/2034
	21,219	42,438(4)	21.93	12/08/2033
					136,902(6)	1,478,542
					52,288(7)	564,710
							68,451(10)	739,271
							39,216(11)	423,533
Ahmed Pasha	—	30,872(3)	16.07	12/18/2034
	8,892	17,784(5)	23.85	01/01/2034
					34,848(6)	376,358
					21,803(8)	235,472
							17,424(10)	188,179
							16,353(11)	176,612
Peter Williams	—	15,480(3)	16.07	12/18/2034
	3,331	6,662(4)	21.93	12/08/2033
					17,474(6)	188,719
					8,208(7)	88,646
					8,588(9)	92,750
							8,737(10)	94,360
							6,156(11)	66,485
John Zahurancik	—	12,614(3)	16.07	12/18/2034
	2,488	4,974(4)	21.93	12/08/2033
	380,674	—	2.45	04/02/2031
					14,238(6)	153,770
					6,128(7)	66,182
							7,119(10)	76,885
							4,597(11)	49,648

(1)	The exercise price set forth herein represents the per share Class A common stock exercise price of such stock options.
(2)	Represents the fair market value per share of the Company’s Class A common stock of $10.80, as of September 30, 2025.
(3)
As of September 30, 2025, these stock options were scheduled to vest in three remaining equal installments on each of December 18, 2025, December 18, 2026, and December 18, 2027, subject to continued employment by the respective NEO through such vesting dates.

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(4)
As of September 30, 2025, these stock options were scheduled to vest in two remaining equal installments on each of December 8, 2025 and December 8, 2026, subject to continued employment by the respective NEO through such vesting dates.

(5)
As of September 30, 2025, these stock options were scheduled to vest in two remaining equal installments on each of January 1, 2026 and January 1, 2027, subject to continued employment by Mr. Pasha through such vesting dates.

(6)
As of September 30, 2025, these RSUs were scheduled to vest in three remaining equal installments on each of December 18, 2025, December 18, 2026, and December 18, 2027, subject to continued employment by the respective NEO through such vesting dates.

(7)
As of September 30, 2025, these RSUs were scheduled to vest in two remaining equal installments on each of December 8, 2025 and December 8, 2026, subject to continued employment by the respective NEO through such vesting dates.

(8)
As of September 30, 2025, these RSUs were scheduled to vest in two remaining equal installments on each of January 1, 2026 and January 1, 2027, subject to continued employment by Mr. Pasha through such vesting dates

(9)	As of September 30, 2025, these RSUs were scheduled to vest on July 17, 2026, subject to continued employment by Mr. Williams through such vesting date.
(10)
As of September 30, 2025, amounts shown represent unearned and unvested PSUs for the 2025-2027 PSU performance cycle at threshold level performance over two fiscal years of 2025-2026, scheduled to vest on September 30, 2027, subject to continued employment of the respective NEO through such vesting date.

(11)
As of September 30, 2025, amounts shown represent unearned and unvested PSUs for the 2024-2026 PSU performance cycle at threshold level performance over two fiscal years of 2024-2025, scheduled to vest on September 30, 2026, subject to continued employment of the respective NEO through such vesting date. These were forfeited pursuant to their terms due to below-threshold performance for both financial performance measures over fiscal years 2024-2025.

Option Exercises and Stock Vested
The following table reflects the aggregate number of shares acquired and the dollar amounts realized by each of the NEOs from the exercise of stock options and the vesting of stock awards during the fiscal year ended September 30, 2025.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2),(3) ($)
Julian Nebreda	—	—	72,363	784,377
Ahmed Pasha	—	—	10,902	173,124
Peter Williams	—	—	12,692	140,205
John Zahurancik	—	—	3,065	51,860
Rebecca Boll	313,029	636,231	3,065	51,860

(1)
Represents an amount equal to (i) the number of shares of our Class A common stock underling the stock option which was exercised, multiplied by (ii) the difference between (x) the closing price per share of our Class A common stock on the trading date prior to the date of exercise (in accordance with the 2020 Unit Option Plan) and the exercise price of the stock options. The amount for Ms. Boll reflects the exercise of her stock options under the 2020 Unit Option Plan after her termination date of January 31, 2025 but prior to the 90-day expiration following termination of employment.

(2)
Amounts in this column were calculated using the closing price per share of the Company’s Class A common stock on the respective date of vesting of RSU awards; provided, that if the date of vesting was not a trading day, the last trading day before the date of vesting was used for this calculation. The amount for Ms. Boll reflects the vesting of her RSUs as an active employee prior to her termination date on January 31, 2025.

(3)
Messrs. Nebreda and Pasha are considered retirement eligible under the terms of the LTI award agreements which provide daily prorated vesting if they retire from the Company. Since neither Messrs. Nebreda nor Pasha retired from the Company, the numbers of realized shares during fiscal year 2025 set forth in this table reflect only shares realized due to vesting as active employees.

Potential Payments Upon Termination or Change-in-Control
The Company does not have written employment agreements that provide for severance entitlements with its NEOs. Rather, if terminated on September 30, 2025, each NEO (other than Ms. Boll) would have been entitled to receive certain payments in accordance with the terms of the ESP, the LTI award agreements, and the AIP plan document. The information below describes and quantifies certain compensation that would become payable if each NEO’s employment had terminated on September 30, 2025. Such payments are based on the executive’s compensation as of such date and, if applicable, based on the closing price of our Class A common stock of $10.80 on September 30, 2025, the last trading day of fiscal year 2025. Ms. Boll received no severance payments and benefits in connection with her voluntary termination of employment on January 31, 2025. Messrs. Nebreda and Pasha are considered retirement eligible under the terms of the LTI award agreements and the AIP plan document. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different than the estimates presented in the table. Factors that could affect these amounts include the timing of any such event and our stock price at such time.

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The table below show the payments and benefits that each NEO (other than Ms. Boll) would have received upon (1) a change in control of the Company, (2) a Qualifying Termination outside of the CIC Period, (3) a Qualifying Termination during the CIC Period, (4) death, (5) disability, or (6) retirement.

Name	Change in Control Without Termination ($)(9)	Qualifying Termination Outside of CIC Period ($)	Qualifying Termination During CIC Period ($)	Death ($)	Disability ($)	Retirement ($)
Julian Nebreda
Cash Severance(1)	—	1,462,500	4,290,000	—	—	—
AIP Bonus Payment(2)	—	1,170,000	1,170,000	1,170,000	1,170,000	425,763
Outplacement Services	—	50,000	50,000	—	—	—
Benefits Continuation(3)	—	35,055	35,055	—	—	—
Unvested Equity
RSUs (Accelerated)(4)	—	426,902	2,043,252	2,043,252	2,043,252	1,137,629
PSUs (Accelerated)(5)	—	—	1,478,542	1,478,542	1,478,542	417,668
NQSOs (Accelerated)(6)	—	—	—	—	—	—
Total(7)	—	3,144,457	9,066,848	4,691,794	4,691,794	1,981,060
Ahmed Pasha
Cash Severance(1)	—	585,000	1,579,500	—	—	—
AIP Bonus Payment(2)	—	468,000	468,000	468,000	468,000	170,305
Outplacement Services	—	25,000	25,000	—	—	—
Benefits Continuation(3)	—	23,370	35,055	—	—	—
Unvested Equity
RSUs (Accelerated)(4)	—	171,569	611,831	611,831	611,831	352,426
PSUs (Accelerated)(5)	—	—	376,358	376,358	376,358	106,315
NQSOs (Accelerated)(6)	—	—	—	—	—	—
Total(7)	—	1,272,939	3,095,744	1,456,189	1,456,189	629,046
Peter Williams
Cash Severance(1)	—	540,000	1,417,500	—	—	—
AIP Bonus Payment(2)	—	405,000	405,000	405,000	405,000	—
Outplacement Services	—	25,000	25,000	—	—	—
Benefits Continuation(3)	—	23,370	35,055	—	—	—
Unvested Equity
RSUs (Accelerated)(4)	—	135,324	370,116	370,116	370,116	—
PSUs (Accelerated)(5)	—	—	188,719	188,719	188,719	—
NQSOs (Accelerated)(6)	—	—	—	—	—	—
Total(7)	—	1,128,694	2,441,390	963,835	963,835	—
John Zahurancik
Cash Severance(1)	—	440,000	1,056,000	—	—	—
AIP Bonus Payment(2)	—	264,000	264,000	264,000	264,000	—
Outplacement Services	—	25,000	25,000	—	—	—
Benefits Continuation(3)	—	19,791	29,686	—	—	—
Unvested Equity
RSUs (Accelerated)(4)	—	50,036	219,953	219,953	219,953	—
PSUs (Accelerated)(5)	—	—	153,770	153,770	153,770	—
NQSOs (Accelerated)(6)	—	—	—	—	—	—
Total(7)	—	798,827	1,748,409	637,723	637,723	—
Rebecca Boll(8)
Cash Severance(1)	—	—	—	—	—	—
AIP Bonus Payment(2)	—	—	—	—	—	—
Outplacement Services	—	—	—	—	—	—
Benefits Continuation(3)	—	—	—	—	—	—
Unvested Equity
RSUs (Accelerated)(4)	—	—	—	—	—	—
PSUs (Accelerated)(5)	—	—	—	—	—	—
NQSO (Accelerated)(6)	—	—	—	—	—	—
Total(7)	—	—	—	—	—	—

(1)
Pursuant to the terms of the ESP, in the event of a Qualifying Termination outside of the CIC Period, value represents continued payment of base salary until the 18-month anniversary, in the case of our President and Chief Executive Officer, and the 12-month anniversary, in the case of each other NEO (other than Ms. Boll). In the event of a Qualifying Termination during the CIC Period, value represents a lump sum payment equal to 200% of the sum of base salary and target annual cash bonus, in the case of our President and Chief Executive Officer, and 150% of the sum of base salary and target annual cash bonus, in the case of other NEOs (other than Ms. Boll).

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(2)
In the event of a Qualifying Termination, the ESP provides for payment of accrued but unpaid cash bonuses for performance periods already completed at the time of termination, and a pro-rated annual cash bonus for the performance period in which termination occurs, based upon the NEO’s target annual cash bonus for that year. As detailed above under “Elements of Executive Compensation-Termination and Change-in-Control Benefits”, Messrs. Nebreda and Pasha are “retirement-eligible” under the terms of the AIP document and upon termination by retirement, will be eligible to receive their respective actual fiscal year 2025 AIP award. Upon termination due to death or disability, all NEOs will be eligible to receive their respective target fiscal year 2025 AIP award.

(3)
Value represents the employer’s portion of medical, dental and vision benefits in the event of a Qualifying Termination outside of the CIC Period, until the 18-month anniversary, in the case of our President and Chief Executive Officer, and the 12-month anniversary, in the case of each other NEO (other than for Ms. Boll), and in the event of a Qualifying Termination during the CIC Period, until the 18-month anniversary, for each of our NEOs (other than for Ms. Boll) as set forth in the ESP.

(4)
Pursuant to the terms of the ESP and the applicable award agreement, in the event of a Qualifying Termination during a CIC Period, if the unvested RSUs are replaced with an award of the same or greater value and with the same or not less than favorable terms and conditions, the RSUs are subject to double trigger vesting. If the RSUs are not replaced, all unvested RSUs will become fully vested. This table assumes all outstanding RSUs are not replaced following a change in control of the Company and vested in full (other than for Ms. Boll). Upon a Qualifying Termination outside of a CIC Period, a prorated number of unvested RSUs that are granted at least one year prior to the termination date would become vested (other than for Ms. Boll). Additionally, upon death or disability, all RSUs will become fully vested pursuant to the terms of the NEOs’ applicable RSU award agreement (other than for Ms. Boll). As detailed above under “Elements of Executive Compensation-Termination and Change-in-Control Benefits”, Messrs. Nebreda and Pasha are “retirement-eligible” under the terms of the award agreements governing the LTI awards and therefore upon retirement, each would be eligible for a pro rata portion of any outstanding unvested RSUs pursuant to their respective LTI award. All amounts set forth herein are calculated using the closing stock price of $10.80 per share of the Company Class A common stock on September 30, 2025.

(5)
Pursuant to the terms of the ESP and the applicable award agreement, in the event of a Qualifying Termination during a CIC Period, if the unvested PSUs are replaced with an award of the same or greater value and with the same or not less than favorable terms and conditions, the PSUs are subject to double trigger vesting. If the PSUs are not replaced, all unvested PSUs will become fully vested, assuming target performance. This table assumes all outstanding PSUs are not replaced following a change in control of the Company and vest in full at target performance (other than for Ms. Boll). Upon a Qualifying Termination outside of a CIC Period, a prorated number of unvested PSUs that are granted at least one year prior to the termination date would become vested (other than for MS. Boll), assuming target performance and that such termination occurs during the last six-months of the applicable performance period. Additionally, upon death or disability, all PSUs will become fully vested pursuant to the terms of the NEOs’ applicable PSU award agreement (other than for Ms. Boll), assuming target performance for the 2025-2027 LTI since performance period has not ended. The 2024-2026 PSUs were forfeited as of September 30, 2025 due to the failure to satisfy performance conditions. As detailed above under “Elements of Executive Compensation-Termination and Change-in-Control Benefits”, Messrs. Nebreda and Pasha are “retirement-eligible” under the terms of the award agreements governing the LTI awards and therefore upon retirement, each would eligible for a pro rata portion of any outstanding unvested PSUs pursuant to their respective LTI award; amounts set forth herein assume target performance. All amounts set forth herein are calculated using the closing stock price of $10.80 per share of the Company Class A common stock on September 30, 2025.

(6)
Pursuant to the terms of the ESP and the applicable award agreement, in the event of a Qualifying Termination during a CIC Period, if the unvested and unexercisable NQSOs are replaced with an award of the same or greater value and with the same or not less favorable terms and conditions, the NQSOs are subject to double trigger vesting. If the NQSOs are not replaced, all unvested and unexercisable NQSOs will become fully vested. This table assumes all outstanding NQSOs are not replaced following a change in control of the Company and vest in full (other than for Ms. Boll). Upon a Qualifying Termination outside of a CIC Period, a prorated number of unvested and unexercisable NQSOs that are granted at least one year prior to the termination date would become vested (other than for Ms. Boll). Additionally, upon death or disability, all NQSOs will become fully vested pursuant to the terms of the NEOs’ applicable NQSO award agreement (other than for Ms. Boll). As detailed above under “Elements of Executive Compensation-Termination and Change-in-Control Benefits”, Messrs. Nebreda and Pasha are “retirement-eligible” under the terms of the award agreements governing the LTI awards and therefore upon retirement, each would be eligible for a pro rata portion of any outstanding unvested NQSOs pursuant to their respective LTI award. Using the closing price of $10.80 per share of the Company Class A common stock on September 30, 2025, there is no value attributable to the vested NQSOs described herein.

(7)
In connection with any payments made in connection with a change in control of the Company, the NEO may be subject to a reduction in compensation because of the excise tax calculation under the best-net approach pursuant to Section 4999 of the Code, as described above. These tables reflect the potential severance payments and do not reflect a potential reduction in severance compensation.

(8)
Ms. Boll’s departure from the Company on January 31, 2025 was a voluntary termination by Ms. Boll and therefore under the terms of the ESP, Ms. Boll received no severance payments upon termination from the Company, did not receive a 2025 AIP award payout, and her outstanding unvested equity awards were forfeited.

(9)
In the event of a change in control of the Company, pursuant to the ESP, if an award is replaced with an award of the same or greater value and with the same or not less than favorable terms and conditions, the award is subject to double-trigger vesting. If the award is not replaced, the award shall vest in full, and for performance-based awards shall vest in full at target performance. The above table assumes all outstanding LTI awards are not replaced following a change in control of the Company.

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CEO Pay Ratio
In accordance with the rules adopted by the SEC, we are required to disclose the ratio of the median of the annual total compensation of all our employees, other than our CEO, to the annual total compensation of our CEO, which we refer to as the “Pay Ratio.” The Pay Ratio is intended to be a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. The table below reflects the Pay Ratio for fiscal year 2025:

CEO Annual Total Compensation:	$6,909,044
Median Employee Total Annual Compensation:	$119,373
Pay Ratio of CEO to Median Employee Compensation:	58:1

When we identified our median employee in 2025, we undertook the following steps to estimate the median annual compensation of each of our employees and to identify a median employee:
First, we determined our employee population as of July 1, 2025. We included any full-time, part-time, seasonal or temporary individual employed by the Company on July 1, 2025. On this date, without taking into account any adjustments, our employee population consisted of 1,780 employees in 12 countries, of which 702 were U.S. employees and 1,078 were non-U.S. employees. From this number, we excluded a total of 28, or 1.57% of, employees, comprising of all of the employees from the following countries: Chile (21 employees) and Italy (7 employees).
This resulted in 1,752 employees from 10 countries being considered for purposes of determining our median employee.
Second, for this employee population, we selected their fiscal year 2025 annual base salary or wages as our consistently-applied compensation measure. We annualized base salary or wages for all permanent full-time and part-time employees, but did not make any full time equivalent, cost-of-living or other adjustments. Base salary or wages for our seasonal and temporary employees were not annualized. From this calculation, we determined our representative median employee. We converted all foreign currency salaries to U.S. dollar equivalents using the monthly consolidated exchange rates as of July 1, 2025.
We calculated the fiscal year 2025 annual total compensation for the representative median employee using the same methodology we use for our named executive officers in the Summary Compensation Table in this Proxy Statement. With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our Summary Compensation Table in this Proxy Statement.
Our Pay Ratio has been calculated using selected assumptions, estimates and adjustments as permitted under Item 402(u) of Regulation S-K, and is a reasonable estimate calculated in a manner consistent with the Regulation. Other companies may use different methodologies, assumptions, estimates and adjustment, for median employee compensation and therefore a comparison of our Pay Ratio to that of other companies will be limited in value.

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Pay Versus Performance
In accordance with Section 953(a) of the Dodd-Frank Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationships between compensation actually paid to our principal executive officer (“PEO”), our former PEO, and non-PEO NEOs and Company performance for the fiscal years listed below. The Compensation and Human Resources Committee did not consider the pay versus performance disclosure reflected below when making compensation determination for any of the years shown below.
Pay Versus Performance Table

							Value of Initial Fixed $100 Investment Based On:
Fiscal Year	Summary Compensation Table Total for PEO(1)	Summary Compensation Table Total for Former PEO(1)	Compensation Actually Paid to Current PEO(1)(2)(3)	Compensation Actually Paid to Former PEO(1)(2)(3)	Average Summary Compensation Table Total for non-PEO NEOs(1)	Average Compensation Actually Paid to non-PEO NEOs(1)(2)(3)	Total Shareholder Return	Peer Group Total Shareholder Return(4)	Net Income (Loss) ($ millions)	Adjusted EBITDA(5) ($ millions)
(a)	(b)	(b)	(c)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	6,909,044	n/a	(195,668)	n/a	1,390,987	157,551	30.86	56.46	(68)	19.5
2024	6,607,788	n/a	6,154,106	n/a	1,486,141	469,024	64.89	48.08	30.4	78.1
2023	1,774,772	n/a	3,149,800	n/a	928,321	2,139,189	65.69	56.58	(104.8)	(61.4)
2022	2,550,004	1,943,101	2,073,020	9,707,300	1,428,121	4,525,921	41.69	74.89	(289.2)	(235.3)

(1)
Mr. Nebreda became our principal executive officer (PEO) on September 1, 2022 and for each fiscal year thereafter has been our PEO. Mr. Dubuc, our former PEO, separated from the Company on August 31, 2022. Our non-PEO NEOs included: (a) for fiscal year 2025 Messrs. Pasha, Williams, and Zahurancik, and Ms. Boll; (b) for fiscal year 2024, Messrs. Pasha, Sial, Williams, and Zahurancik and Ms. Boll; (c) for fiscal year 2023, Messrs. Sial, Vanka, and Williams, and Mses. Boll and Couch; and (d) for fiscal year 2022, Messrs. Fehr and Sial and Ms. Boll.

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs.

(3)
The following amounts were deducted from / added to Summary Compensation Table (SCT) total compensation in accordance with the SEC-mandated adjustments to calculate Compensation Actually Paid (CAP) to our PEOs and average CAP to our non-PEO NEOs. The fair value of equity awards was determined using methodologies and assumptions developed in a manner substantively consistent with those used to determine the grant date fair value of such awards, including calculating equity awards in accordance with FASB ASC Topic 718.

Current PEO SCT Total to CAP Reconciliation

Fiscal Year	2022	2023	2024	2025
SCT Total	$2,550,004	$1,774,772	$6,607,788	$6,909,044
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	-$2,500,004	$0	-$4,300,034	-$5,500,031
± Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards Granted in Fiscal Year	$2,023,020	$0	$4,072,825	$1,930,904
± Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years	$0	$776,479	-$12,941	-$2,563,007
± Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year(a)	$0	$0	$0	$0
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year(b)	$0	$598,549	-$213,532	-$972,578
- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0	$0	$0	$0
Compensation Actually Paid	$2,073,020	$3,149,800	$6,154,106	-$195,668

(a)
Mr. Nebreda is considered retirement eligible under the terms of the LTI award agreements which provide daily prorated vesting if he retires from the Company. Since Mr. Nebreda has not retired from the Company, no value was included with respect to such prorated vesting.

(b)
Mr. Nebreda is considered retirement eligible under the terms of the LTI award agreements which provide daily prorated vesting if he retires from the Company. Since Mr. Nebreda has not retired from the Company, no value was included with respect to such prorated vesting.

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Former PEO SCT Total to CAP Reconciliation

Fiscal Year	2022	2023	2024	2025
SCT Total	$1,943,101	n/a	n/a	n/a
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	$0	n/a	n/a	n/a
± Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards Granted in Fiscal Year	$0	n/a	n/a	n/a
± Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years	$0	n/a	n/a	n/a
± Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$0	n/a	n/a	n/a
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$8,681,032	n/a	n/a	n/a
- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	-$916,833	n/a	n/a	n/a
Compensation Actually Paid	$9,707,300	n/a	n/a	n/a

Non-PEO NEO Average SCT Total to Average CAP Reconciliation

Fiscal Year	2022	2023	2024	2025
Average SCT Total	$1,428,121	$928,321	$1,486,141	$1,390,987
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	-$866,669	-$150,004	-$726,614	-$811,520
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards Granted in Fiscal Year	$659,609	$118,467	$660,240	$234,697
± Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years	$2,369,873	$476,025	-$962	-$470,881
+ Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year(a)	$0	$0	$0	$0
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year(b)	$934,987	$861,825	-$534,034	-$91,214
- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0	-$95,446	-$415,747	-$94,518
Average Compensation Actually Paid	$4,525,921	$2,139,189	$469,024	$157,551

(a)
Mr. Pasha is considered retirement eligible under the terms of the LTI award agreements which provide daily prorated vesting if he retires from the Company. Since Mr. Pasha has not retired from the Company, no value was included with respect to such prorated vesting.

(b)
Mr. Pasha is considered retirement eligible under the terms of the LTI award agreements which provide daily prorated vesting if he retires from the Company. Since Mr. Pasha has not retired from the Company, no value was included with respect to such prorated vesting.

(4)	The peer group for the Total Shareholder Return is the Nasdaq Clean Edge Green Energy Index Fund. Historical stock performance is not necessarily indicative of future stock performance.
(5)
Adjusted EBITDA is a non-GAAP financial measure and is calculated using net income (loss), adjusted for (i) interest (income) expense, net, (ii) income taxes, (iii) depreciation and amortization, (iv) stock-based compensation, (v) other income or expenses and (vi) non-recurring income or expenses. For more details on how we define and calculate Adjusted EBITDA from the Company’s audited consolidated financial statements as well as a reconciliation to net income (loss), its most directly comparable GAAP financial measure, please refer to page 74 in our 2025 Form 10-K for fiscal year 2025, pages 66-67 in our 2024 Form 10-K for fiscal year 2024 (the “2024 Form 10-K”), and pages 60-61 in our Annual Report on Form 10-K for fiscal year ended September 30, 2023 filed with the SEC on November 29, 2023 (the “2023 Form 10-K”).

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CHARTS OF CAP VERSUS PERFORMANCE METRICS
The chart below illustrates the relationship between the current PEO, former PEO, and average Non-PEO CAP amounts and the Company’s and Nasdaq Clean Edge Green Energy Index Fund TSR during fiscal years 2022 through 2025. The CAP calculations prescribed by Item 402(v) encompass valuations of equity awards before our IPO while the TSR calculations assume a $100 investment beginning on our IPO date, which creates a disconnect in the time periods being compared for CAP and TSR in fiscal year 2022.

The charts below illustrate the relationship between the current PEO, former PEO, and Non-PEO CAP amounts and the Company’s Net Income (Loss) and Adjusted EBITDA (Loss) during fiscal years 2022 through 2025.

**
Adjusted EBITDA is a non-GAAP financial metric. Please refer to page 74 in our 2025 Form 10-K, pages 66-67 in our 2024 Form 10-K and pages 60-61 in our 2023 Form 10-K for more details on non-GAAP financial metrics and reconciliation to net income (loss), its most directly comparable GAAP financial metric, for fiscal years 2025, 2024, 2023, and 2022, respectively.

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TABULAR LIST OF MOST IMPORTANT PERFORMANCE MEASURES
The three items listed below represent the most important financial performance metrics we used to determine CAP for fiscal year 2025 as further described above in the “Compensation Discussion and Analysis” discussion. These performance metrics may not have been the most important financial performance measures for fiscal years 2024, 2023 or 2022 and we may determine different financial performance metrics to be the most important financial performance metrics in future years. The measures in this table are not ranked.

Most Important Financial Performance Measures
• Adjusted EBITDA
• Revenue
• Order Intake Margin EAC

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EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes the number of securities underlying outstanding options, stock awards, warrants, and rights granted to employees and directors, as well as the number of securities remaining available for future issuance, under our equity compensation plans as of September 30, 2025.

Plan Category(1)	Number of securities to be issued upon exercise of outstanding options, warrants and rights(2)	Weighted average exercise price of outstanding options, warrants and rights(3)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	5,815,589	$5.18	3,011,899
Equity compensation not approved by security holders	—	—	—
Total	5,815,589		3,011,899

(1)
Equity compensation plans approved by stockholders reflects our 2021 Incentive Award Plan and our 2020 Unit Option Plan. For more information regarding these plans, see Note 18 to our consolidated audited financial statements included in our 2025 Form 10-K and the copy of the plans that are attached thereto.

(2)
Consists of 2,232,320 shares issuable upon the exercise of outstanding options under our 2020 Unit Option Plan, 469,893 shares issuable upon the vesting and exercise of outstanding options under our 2021 Incentive Award Plan, 2,211,860 shares issuable upon the vesting and settlement of RSU awards representing the right to acquire shares of our Class A common stock under our 2021 Incentive Award Plan, and 901,516 shares issuable upon the vesting and settlement of PSU awards, assuming achievement of target performance, representing the right to acquire shares of our Class A common stock under our 2021 Incentive Award Plan.

(3)
Does not include outstanding RSUs or PSUs awards which do not have an exercise price. As of September 30, 2025, the weighted average exercise price per share of Class A common stock of outstanding stock options issued pursuant to the 2021 Incentive Award Plan was $18.12 and the weighted average exercise price per share of Class A common stock of outstanding stock options issued pursuant to the 2020 Unit Option Plan was $2.45.

(4)
There remain 3,011,899 securities available for future issuance in respect of new awards under our 2021 Incentive Award Plan as of September 30, 2025. No additional securities will be available for future issuance in respect of new awards issued under the 2020 Unit Option Plan.

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STOCK OWNERSHIP
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information relating to the beneficial ownership of our common stock as of the Record Date by:
•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Class A common stock, our Class B-1 common stock, or Class B-2 common stock;
•	each of our current directors and director nominees;
•	each of our named executive officers for fiscal year 2025; and
•	all current directors and executive officers as a group.
The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options, or other rights, including the redemption right described above with respect to each common unit, held by such person that are currently exercisable or will become exercisable within 60 days of the January 13, 2026 Record Date, if any, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
The percentage of shares beneficially owned is computed on the basis of 132,276,738 shares of our Class A common stock and 51,499,195 shares of our Class B-1 common stock outstanding as of the Record Date. No shares of Class B-2 common stock were outstanding as of the Record Date. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

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Unless otherwise indicated below, the address for each beneficial owner listed is c/o Fluence Energy, Inc., 4601 Fairfax Drive, Suite 600, Arlington, Virginia 22203.

	Class A(1)		Class B-1
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned	Number of Shares Beneficially Owned	Percentage Beneficially Owned	Percentage of Combined Voting Power(2)
Holders of More than 5%:
AES Grid Stability, LLC(3)	—	—	51,499,195	100%	66.1%
Siemens AG(4)	51,499,195	39.3%	—	—	13.2%
Qatar Holding LLC(5)	14,668,275	11.1%	—	—	3.8%
Named Executive Officers, Directors and Director Nominees:
Fahad Al-Darwish	—
Cynthia Arnold	86,202	*	—	—	*
Rebecca Boll	54,074
Herman Bulls	127,202	*	—	—	*
Ricardo Falú	—	*	—	—	*
Elizabeth Fessenden	34,902	*	—	—	*
Harald von Heynitz	41,202	*	—	—	*
Peter Chi-Shun Luk	—	*
Axel Meier	—	*	—	—	*
Tish Mendoza	—	*	—	—	*
Julian Nebreda(6)	281,676	*	—	—	*
Ahmed Pasha(7)	58,024	*	—	—	*
Chris Shelton	5,000	*	—	—	*
Ruth Gratzke	—
Simon James Smith	—	*	—	—	*
Peter Williams(8)	29,431	*	—	—	*
John Zahurancik(9)	492,999	*	—	—	*
All current executive officers and directors as a group (17 persons)(10)	1,271,144	*	—	—	*

*	Represents less than 1%.
(1)
Each LLC Interest is redeemable from time to time at each holder’s option for, at our election (determined solely by our independent directors (within the meaning of the rules of the Nasdaq) who are disinterested), newly-issued shares of our Class A common stock on a one-for-one basis or a cash payment equal to a volume weighted average market price of one share of Class A common stock for each LLC Interest so redeemed, in each case, in accordance with the terms of the Fluence Energy LLC Agreement (as defined below); provided that, at our election (determined solely by our independent directors (within the meaning of the rules of the Nasdaq) who are disinterested), we may effect a direct exchange by Fluence Energy, Inc. of such Class A common stock or such cash, as applicable, for such LLC Interests. AES Grid Stability may, subject to certain exceptions, exercise such redemption right for as long as its LLC Interests remain outstanding. When AES Grid Stability redeems an LLC Interest, a corresponding share of Class B-1 or Class B-2 common stock, as applicable, held by AES Grid Stability will be cancelled.

(2)
Represents the percentage of voting power of our Class A common stock and Class B-1 common stock voting as a single class. Each share of Class A common stock entitles the registered holder to one vote per share, and each share of Class B-1 common stock entitles the registered holder thereof to five votes per share on all matters presented to stockholders for a vote generally, including the election of directors. The Class A common stock and Class B-1 common stock will vote as a single class on all matters except as required by law or our Certificate of Incorporation.

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(3)
Represents an equal number of shares of Class A common stock issuable on a one-for-one basis upon redemption of LLC Interests, of which AES Grid Stability, LLC is the record holder. The AES Corporation is the indirect parent of AES Grid Stability, LLC and may be deemed to share beneficial ownership of the shares held of record by AES Grid Stability, LLC. The business address of each of The AES Corporation and AES Grid Stability, LLC is 4300 Wilson Blvd, 11th Floor, Arlington, Virginia, 22201.

(4)
Includes 39,738,064 shares of Class A common stock held of record by Siemens AG and 11,761,131 shares of Class A common stock held of record by SPT Invest Management Sarl (“SPT Invest”). Siemens AG is an affiliate of SPT Invest and may be deemed to share beneficial ownership of the shares held of record by SPT Invest. SPT Invest is a wholly owned subsidiary of Siemens Pension-Trust e.V. (“Siemens e.V.”) and Siemens e.V. may be deemed to share beneficial ownership of the shares of Class A Common Stock held of record by SPT Invest. The business address of SPT Invest is 21 Rue Edmond Reuter, Contern Luxembourg 5326. The business address of Siemens e.V. is Wittelsbacher Platz 2, 80333 Munich, Germany. The business address of Siemens AG is Werner-von-Siemens-Strasse 1, 80333 Munich, Germany.

(5)
Qatar Holding LLC is a limited liability company formed pursuant to the regulations of the Qatar Financial Centre and is a wholly-owned subsidiary of Qatar Investment Authority (“QIA”). QIA is the sole member of Qatar Holding LLC. Qatar Holding LLC directly holds 14,668,275 shares of Class A common stock of the Company. Each of QIA and Qatar Holding LLC may be deemed to beneficially own the shares of Class A common stock of the Company beneficially owned by them directly or indirectly controlled by it, but each disclaims beneficial ownership of such securities, except to the extent of such holder’s pecuniary interest therein. The business address of Qatar Holding LLC and QIA is Ooredoo Tower (Building 14), Al Dafna Street (Street 801), Al Dafna (Zone 61), Doha, State of Qatar.

(6)	Consists of (i) 198,811 shares of Class A common stock and (ii) 82,865 shares of Class A common stock subject to options that are exercisable within 60 days of the Record Date.
(7)	Consists of (i) 38,841 shares of Class A common stock and (ii) 19,183 shares of Class A common stock subject to options that are exercisable within 60 days of the Record Date.
(8)	Consists of (i) 17,609 shares of Class A common stock and (ii) 11,822 shares of Class A common stock subject to options that are exercisable within 60 days of the Record Date.
(9)	Consists of (i) 103,145 shares of Class A common stock and (ii) 389,854 shares of Class A common stock subject to options that are exercisable within 60 days of the Record Date.
(10)
This group of directors and executive officers includes only those currently serving as directors and executive officers as of the date of this Proxy Statement and does not therefore include Ms. Boll. This amount consists of (i) 754,219 shares of Class A common stock and (ii) 516,925 shares of Class A common stock subject to options that are exercisable within 60 days of the Record Date.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our executive officers and directors, our principal accounting officer, and persons who beneficially own more than 10% of our common stock to file with the SEC reports of their ownership and changes in their ownership of our common stock. To our knowledge, based solely on review of the copies of such reports and amendments to such reports with respect to the fiscal year ended September 30, 2025 filed with the SEC and on written representations by our directors and executive officers, all required Section 16 reports under the Exchange Act for our directors, executive officers, principal accounting officer, and beneficial owners of greater than 10% of our common stock were filed on a timely basis during the fiscal year ended September 30, 2025, except a late Form 4 for Ms. Arnold filed on May 15, 2025, relating to an open market purchase of shares, due to administrative error.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Policies and Procedures on Transactions with Related Persons
Our Board recognizes that transactions with related persons present a heightened risk of conflicts of interests and/or improper valuation (or the perception thereof). Our Board has adopted a written policy on transactions with related persons, which requires that our Audit Committee review and approve or ratify “related person transactions” (as defined in the policy) that are required to be disclosed pursuant to Item 404(a) of Regulation S-K. Item 404(a) of Regulation S-K requires disclosure, subject to certain exceptions, of transactions in which we were or are to be a participant and the amount involved exceeds $120,000 in any fiscal year and in which any “related person” as defined under Item 404(a) of Regulation S-K had or will have a direct or indirect material interest. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction and will take into account the conflicts of interest and corporate opportunity provisions of our Code of Conduct. No director may participate in approval of a related person transaction for which he or she is a related person or otherwise has an interest. All the transactions described in this section that occurred or were entered into prior to the time of, or in connection with, our IPO occurred prior to the adoption of this policy. Each of the “related person transactions” described herein entered into following the adoption of our related person transaction policy at the time of the IPO was approved in accordance with such policy.
The following are certain transactions, arrangements, and relationships with our directors, executive officers, and stockholders owning 5% or more of our outstanding Class A common stock or our Class B-1 common stock. The following are summaries of certain provisions of our related party agreements and are qualified in their entirety by reference to all of the provisions of such agreements. Compensation, termination, change in control, and other arrangements for our directors and named executive officers are described under “Compensation of Directors” and “Executive Compensation,” respectively.
Sales, Procurement, and Consulting Contracts with Related Parties
In the ordinary course of our business, we sign back-to-back battery-based energy storage product and related service contracts with AES and Siemens, their affiliates, subsidiaries, and entities in which they have significant influence (collectively, the “AES and Siemens Affiliates”), in connection with execution by AES and Siemens Affiliates of contracts with their external customers. We also sign direct contracts with AES and Siemens Affiliates for our products, services, and digital offerings. In addition, Siemens Affiliates supply us goods and services that are used when delivering and maintaining energy storage projects for our customers and occasionally used for our research and development efforts. In the ordinary course of business, Siemens Affiliates and Fluence enter into master consortium agreements from time-to-time to deliver battery-based energy storage products and related service contracts to external customers. When performing our obligations pursuant to such contracts detailed above, we may, from time to time, enter into related change orders, settlements with such AES and Siemens Affiliates, and other related arrangements to such underlying contracts. See below tables for revenue from and expenses related to transactions with AES and Siemens Affiliates in fiscal year 2025.
The Company also provides consulting services to AES whereby Fluence will advise and in some cases provide support to AES on procurement, logistics, design, safety, and commissioning of projects. Revenue from consulting services is classified as “Revenue from sale of energy storage products and solutions” in the Company’s Disaggregation of revenue table in “Note 4 - Revenue from Contracts with Customers” in the Company’s audited consolidated financial statements in its 2025 Form 10-K. Revenue from the consulting services is primarily recognized ratably over time based on a project specific period of performance in which we expect the performance obligation to be fulfilled. For the fiscal years ended September 30, 2025 and 2024, we have recognized $7.7 million and $8.0 million, respectively, in revenue from consulting services with related parties. Revenue from contracts with affiliates is included in “Revenue from related parties” on the Company’s consolidated statements of operations in our financial statements included in our 2025 Form 10-K.
Administrative and Service Agreements
From time to time, Fluence may enter into administrative and service agreements with AES and Siemens Affiliates. For the fiscal year ended September 30, 2025, the Company received a limited scope of consulting services from Siemens Advanta, a subsidiary of Siemens AG, totaling approximately $564,755 in aggregate for fiscal year 2025 and limited treasury services related to executing trades for derivative contracts from AES.
Effective January 1, 2023, Siemens AG seconded an employee to Fluence through March 31, 2023. Effective April 1, 2023, the secondment for such employee was transferred to Siemens Industry and the secondment arrangement with Fluence continued uninterrupted. The secondment arrangement was terminated effective December 31, 2024. During the term of the secondment, Fluence had the authority to supervise the employee in all respects during the period of secondment

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and reimbursed Siemens or Siemens Industry, as applicable, for the employee’s salary, employer required taxes, applicable bonuses, benefits, and services attendant to the employee’s relocation. During fiscal year 2025, the costs that were paid to Siemens Industry relating to this secondment arrangement were approximately $187,608.
Additionally, since the time of the IPO, AES Affiliates have provided a limited number of office space and other property rental arrangements, which continued through fiscal year 2025. We leased our deployment center from AES Alamitos Energy, LLC and also pay related utilities affiliated with the deployment center located in Long Beach, California. We have terminated this lease arrangement effective September 30, 2025. In fiscal year 2025, we paid approximately $229,792 to AES Alamitos Energy, LLC in connection with the use of this deployment center.
AES and Siemens Affiliates Total Revenue and Expenses for Fiscal Year 2025
The following tables present the transactions that are included the Company’s consolidated statements of operations and comprehensive loss for the periods indicated in our audited consolidated financial statements included in our 2025 Form 10-K from AES and Siemens Affiliates.
AES Affiliates

in thousands	Fiscal Year Ended September 30, 2025
Revenue	$555,103
Cost of goods and services	706
Research and development	1
Sales and marketing	—
General and administrative	214
Other (income) expense, net(a)	(1,206)

Siemens Affiliates

in thousands	Fiscal Year Ended September 30, 2025
Revenue	$487
Cost of goods and services	79,755
Research and development	30
Sales and marketing	—
General and administrative	1,165

Receivables and Payables
The following table presents receivables from related parties and payables to related parties on the Company’s consolidated balance sheets:
AES Affiliates

in thousands	September 30, 2025
Total receivables from related parties	$199,902
Total advances to suppliers with related parties	$—
Total payables and deferred revenue with related parties	$83,159

Siemens Affiliates

in thousands	September 30, 2025
Total receivables from related parties	$518
Total advances to suppliers with related parties	$9,603
Total payables and deferred revenue with related parties	$8,278

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Tax Receivable Agreement
Fluence Energy, Inc. entered a Tax Receivable Agreement with Fluence Energy, LLC, AES Grid Stability, and Siemens Industry (which together with AES Grid Stability, are referred to herein as the “Founders”) on October 27, 2021 (the “Tax Receivable Agreement”), which obligates Fluence Energy, Inc. to make payments to the Founders of 85% of the amount of tax benefits that Fluence Energy, Inc. actually realizes (or in some circumstances is deemed to realize) as a result of (1) increases in our proportionate share of the tax basis of the assets of Fluence Energy, LLC and its subsidiaries resulting from future redemptions or exchanges (or deemed exchanges in certain circumstances) of LLC Interests by the Founders for Class A common stock or cash from the sale of newly issued shares of Class A common stock and certain distributions by Fluence Energy, LLC; and (2) certain additional tax benefits arising from payments made under the Tax Receivable Agreement.
The amounts payable under the Tax Receivable Agreement are contingent upon (i) sufficient taxable income to fully utilize the tax benefits; (ii) Fluence Energy, LLC is able to fully depreciate or amortize its assets; and (iii) no material changes in applicable tax law. Fluence Energy, LLC has in effect an election under Section 754 of the Code effective for each taxable year in which a redemption or exchange (including deemed exchange) of LLC Interests for Class A common stock or cash occurs or when Fluence Energy, LLC makes (or is deemed to make) certain distributions. The payments under the Tax Receivable Agreement are not conditioned upon continued ownership of Fluence Energy, LLC by one or more of the Founders. If a Founder transfers LLC Interests but does not assign to the transferee of such units its rights under the Tax Receivable Agreement, such Founder generally will continue to be entitled to receive payments under the Tax Receivable Agreement arising in respect of a subsequent redemption or exchange of such LLC Interests. In general, the Founders’ rights under the Tax Receivable Agreement may not be assigned, sold, pledged or otherwise alienated or transferred to any person, other than certain permitted transferees, without our prior written consent (not to be unreasonably withheld) and such person’s becoming a party to the Tax Receivable Agreement and agreeing to succeed to the applicable Founder’s interest therein.
With the exception of an estimated $0.3 million Tax Receivable Agreement payment realized as of September 30, 2025, we determined it is not probable that additional payments under the Tax Receivable Agreement would be made, given the projected inability to fully utilize the related tax benefits over the term of such agreement.
Fluence Energy, LLC Agreement
On October 27, 2021, Fluence Energy, Inc., AES Grid Stability, and Siemens Industry entered into the third amended and restated limited liability agreement of Fluence Energy, LLC (the “Fluence Energy LLC Agreement”), under which we are a member and the sole manager of Fluence Energy, LLC. As the sole manager, we control all the day-to-day business affairs and decision-making of Fluence Energy, LLC without the approval of any other member. We, through our officers and directors, are responsible for all operational and administrative decisions of Fluence Energy, LLC and daily management of Fluence Energy, LLC’s business. Pursuant to the terms of the Fluence Energy LLC Agreement, we cannot be removed or replaced as the sole manager of Fluence Energy, LLC except by our resignation, which may be given at any time by written notice to the members.
Distributions. The Fluence Energy LLC Agreement requires “tax distributions” to be made by Fluence Energy, LLC to its members, except to the extent Fluence Energy, LLC does not have available cash for such distributions or such distributions are otherwise prohibited by law or any of our future debt agreements. Tax distributions are to be made on a quarterly basis, to each member of Fluence Energy, LLC, including us, based on such member’s allocable share of the taxable income of Fluence Energy, LLC and an assumed tax rate that will be determined by us, as described below. For this purpose, Fluence Energy, Inc.’s allocable share of Fluence Energy, LLC’s taxable income shall be determined without regard to any Basis Adjustments (as defined in the Tax Receivable Agreement). The Fluence Energy LLC Agreement also allows for cash distributions to be made by Fluence Energy, LLC (subject to our sole discretion as the sole manager of Fluence Energy, LLC) to its members on a pro rata basis out of “distributable cash,” as that term is defined in the Fluence Energy LLC Agreement. We expect Fluence Energy, LLC may make distributions out of distributable cash periodically and as necessary to enable us to cover our operating expenses and other obligations, including our tax liabilities and obligations under the Tax Receivable Agreement, except to the extent Fluence Energy, LLC is insolvent or are otherwise prohibited by law or any of our future debt agreements.
Maintenance of One-to-one Ratio between Shares of Class A Common Stock and LLC Interests Owned by the Company, and One-to-one Ratio between Shares of Class B-1 and Class B-2 Common Stock and LLC Interests Owned by the Founders. Except as otherwise determined by us, the Fluence Energy LLC Agreement requires that Fluence Energy, LLC at all times maintains (a) a one-to-one ratio between the number of shares of Class A common stock issued and outstanding and the number of LLC Interests owned by us and (b) a one-to-one ratio between the aggregate number of shares of Class B-1 and Class B-2 common stock issued and outstanding and the number of LLC Interests owned by the Founders and their permitted transferees, collectively.
Issuance of LLC Interests upon Exercise of Options or Issuance of Other Equity Compensation. Upon the exercise of options issued by us (as opposed to options issued by Fluence Energy, LLC), or the issuance of other types of equity

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compensation by us (such as the issuance of restricted or non-restricted stock, payment of bonuses in stock or settlement of stock appreciation rights in stock), we will have the right to acquire from Fluence Energy, LLC a number of LLC Interests equal to the number of our shares of Class A common stock being issued in connection with the exercise of such options or issuance of other types of equity compensation. When we issue shares of Class A common stock in settlement of stock options granted to persons that are not officers or employees of Fluence Energy, LLC or its subsidiaries, we will make, or be deemed to make, a capital contribution in Fluence Energy, LLC equal to the aggregate value of such shares of Class A common stock and Fluence Energy, LLC will issue to us a number of LLC Interests equal to the number of shares we issued. When we issue shares of Class A common stock in settlement of stock options granted to persons that are officers or employees of Fluence Energy, LLC or its subsidiaries, then we will be deemed to have sold directly to the person exercising such award a portion of the value of each share of Class A common stock equal to the exercise price per share, and we will be deemed to have sold directly to Fluence Energy, LLC (or the applicable subsidiary of Fluence Energy, LLC) the difference between the exercise price and market price per share for each such share of Class A common stock. In cases where we grant other types of equity compensation to employees of Fluence Energy, LLC or its subsidiaries, on each applicable vesting date we will be deemed to have sold to Fluence Energy, LLC (or such subsidiary) the number of vested shares at a price equal to the market price per share, Fluence Energy, LLC (or such subsidiary) will deliver the shares to the applicable person, and we will be deemed to have made a capital contribution in Fluence Energy, LLC equal to the purchase price for such shares in exchange for an equal number of LLC Interests.
Common Unit Redemption Right. The Fluence Energy LLC Agreement provides a redemption right to the Founders which will entitle them to have their LLC Interests redeemed for, at our election (determined solely by our independent directors (within the meaning of the rules of the Nasdaq) who are disinterested), newly-issued shares of our Class A common stock on a one-for-one basis or a cash payment from the sale of newly issued shares of Class A common stock equal to a volume weighted average market price of one share of Class A common stock for each LLC interest so redeemed, in each case in accordance with the terms of the Fluence Energy LLC Agreement; provided that, at our election (determined solely by our independent directors (within the meaning of the rules of the Nasdaq) who are disinterested), we may effect a direct exchange by Fluence Energy, Inc. of such Class A common stock or such cash, as applicable, for such LLC Interests. Such Founders may exercise such redemption right, subject to certain exceptions, for as long as their LLC Interests remain outstanding. In connection with the exercise of the redemption or exchange of LLC Interests (1) such Founders will be required to surrender a number of shares of our Class B-1 common stock or Class B-2 common stock, as the case may be, registered in the name of such redeeming or exchanging Founder, which will automatically be transferred to the Company and will be canceled for no consideration on a one-for-one basis with the number of LLC Interests so redeemed or exchanged and (2) except in the case of a direct exchange as described above, the redeeming Founders will surrender LLC Interests to Fluence Energy, LLC for cancellation. In the event of cash settlement, Fluence Energy, Inc. would issue new shares of Class A common stock and use the proceeds from the sale of these newly-issued shares of Class A common stock to fully fund the cash settlement, which, in effect, limits the amount of the cash payment to the redeeming member.
The Fluence Energy LLC Agreement requires that in the case of a redemption by a Founder, we contribute cash or shares of our Class A common stock, as applicable, to Fluence Energy, LLC in exchange for an amount of newly-issued LLC Interests that will be issued to us equal to the number of LLC Interests redeemed from the Founder. Fluence Energy, LLC will then distribute the cash or shares of our Class A common stock, as applicable, to such Founder to complete the redemption. Alternatively, we may, at our option, effect a direct exchange by Fluence Energy, Inc. of cash or our Class A common stock, as applicable, for such LLC Interests in lieu of such a redemption.
Change of Control Redemption. In the event of certain types of change of control described in the Fluence Energy, LLC Agreement, we will have the right, in our sole discretion, to require each member to effect a redemption of all or a portion of such member’s and all other member’s LLC Interests (including common units or any other type, class or series of interests in Fluence Energy, LLC) together with an equal number of shares of Class B common stock; provided, however, that neither AES Grid Stability nor Siemens Industry will be required to effect such a redemption if such member holds at least 15% of the aggregate LLC Interests issued and outstanding. In connection with such redemption, such LLC Interests and such shares of Class B common stock will be exchanged for shares of Class A common stock (or an economically equivalent amount of cash and securities of a successor entity that would be received by holders of shares of Class A common stock).
Stockholders Agreement
Currently, pursuant to the Stockholders Agreement, each of the AES Related Parties and the Siemens Related Parties (each as defined in the Stockholders Agreement) has the right to nominate three (3) of our directors, which shall be reduced to two (2) directors for as long as each of the AES Related Parties and the Siemens Related Parties directly or indirectly, beneficially own less than 20% but 10% or more of our Class A common stock (assuming that all outstanding LLC Interests (other than LLC Interests held by us) are redeemed for newly issued shares of our Class A common stock on a one-for-one basis), and which shall further be reduced to one (1) director for as long as they directly or indirectly, beneficially own less than 10% but 5% or more of our Class A common stock (assuming that all outstanding LLC Interests (other than LLC Interests held

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by us) are redeemed for newly issued shares of our Class A common stock on a one-for-one basis), and which shall further be reduced to no directors if they directly or indirectly, beneficially own less than 5% of our Class A common stock (assuming that all outstanding LLC Interests (other than LLC Interests held by us) are redeemed for newly issued shares of our Class A common stock on a one-for-one basis). In addition, the QIA Related Parties (as defined in the Stockholders Agreement) have the right to nominate one (1) of our directors if they directly or indirectly, beneficially own, in the aggregate, at least 5% of our Class A common stock (assuming that all outstanding LLC Interests (other than LLC Interests held by us) are redeemed for newly issued shares of our Class A common stock on a one-for-one basis).
Each of the Continuing Equity Owners have also agreed to vote, or cause to vote, all of their outstanding shares of our Common Stock at any annual or special meeting of stockholders in which directors are elected, so as to cause the election of the directors nominated by the other Continuing Equity Owners. Additionally, pursuant to the Stockholders Agreement, we agreed to take all commercially reasonable actions to cause (1) the Board to be comprised of at least nine directors or such other number of directors as our Board may determine; (2) the individuals nominated in accordance with the terms of the Stockholders Agreement to be included in the slate of nominees to be elected to the Board at the next annual or special meeting of our stockholders at which directors are to be elected and at each annual meeting of our stockholders thereafter at which a director’s term expires; and (3) the individuals nominated in accordance with the terms of the Stockholders Agreement to fill the applicable vacancies on the Board. The Stockholders Agreement allows for the Board to reject the nomination, appointment or election of a particular director if such nomination, appointment or election would constitute a breach of the Board’s fiduciary duties to our stockholders or does not otherwise comply with any requirements of our Certificate of Incorporation or our Bylaws or the charter for, or related guidelines of, the Nominating and Corporate Governance Committee. The directors appointed by AES Grid Stability and Siemens Related Parties, each, shall review and have the right to approve the Company’s annual business plan and annual capital expenditure and operating budget prior to the implementation of such annual business plan and annual capital expenditure and operating budget by the Company.
In addition, the Stockholders Agreement provides that the Company shall not take, and shall cause Fluence Energy, LLC (and its subsidiaries) not to take, any of the following actions (whether by merger, consolidation or otherwise) without the prior written approval of (i) the AES Related Parties as long as they beneficially own, directly or indirectly, in the aggregate 10% or more of all issued and outstanding shares of Class A common stock (assuming that all outstanding LLC Interests in Fluence Energy, LLC (other than LLC Interests held by us) are redeemed for newly issued shares of our Class A common stock on a one-for-one basis) and (ii) the Siemens Related Parties for as long as they beneficially own, directly or indirectly, in the aggregate 10% or more of all issued and outstanding shares of Class A common stock (assuming that all outstanding LLC Interests in Fluence Energy, LLC (other than LLC Interests held by us) are redeemed for newly issued shares of our Class A common stock on a one-for-one basis):
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any buyback, purchase, repurchase, redemption, or other acquisition by the Company or Fluence Energy, LLC of any of the securities of the Company, Fluence Energy, LLC or any of their respective subsidiaries, other than repurchases made pursuant to any duly adopted incentive plan, or in connection with any redemption or exchange of common units as set forth in the Fluence Energy LLC Agreement; or

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the creation of a new class or series of capital stock or equity securities of the Company, Fluence Energy, LLC or any of their respective subsidiaries, provided that this provision will not prohibit Fluence Energy LLC from causing any of its direct or indirect wholly-owned subsidiaries from revising the capitalization of such direct or indirect wholly-owned subsidiaries in the ordinary course of business and that such new class or series of equity securities is held by Fluence Energy LLC or its wholly-owned subsidiaries; or

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any issuance of additional shares of Class A common stock, Class B-1 common stock, Class B-2 common stock, preferred stock, or other equity securities of the Company, Fluence Energy, LLC or any of their respective subsidiaries, other than (1) any issuance of additional shares of Class A common stock or other equity securities of the Company or its subsidiaries (i) under any duly adopted stock option or other equity compensation plan of the Company or any of its subsidiaries or (ii) in connection with any redemption of common units as set forth in the Fluence Energy LLC Agreement; or (2) any issuance of equity securities by the direct or indirect wholly-owned subsidiaries of Fluence Energy, LLC to Fluence Energy, LLC or to other wholly-owned subsidiaries of Fluence Energy, LLC.

In addition, the Stockholders Agreement provides that the Company shall not take, and shall cause Fluence Energy, LLC (and its subsidiaries) not to take, certain actions (whether by merger, consolidation or otherwise) without the prior written approval of (i) the AES Related Parties as long as they beneficially own, directly or indirectly, in the aggregate 5% or more of all issued and outstanding shares of Class A common stock (assuming that all outstanding LLC Interests (other than LLC Interests held by us) are redeemed for newly issued shares of our Class A common stock on a one-for-one basis), and (ii) the Siemens Related Parties for as long as they beneficially own, directly or indirectly, in the aggregate of 5% or more of all issued and outstanding shares of Class A common stock (assuming that all outstanding LLC Interests (other than LLC Interests held by us) are redeemed for newly issued shares of our Class A common stock on a one-for-one basis):

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the appointment of the Company Representative under (and as defined in) the Fluence Energy LLC Agreement, the making of any tax election outside the ordinary course of business, or any change or revocation of any material tax election, or any election to classify Fluence Energy, LLC or any Subsidiary (as defined in the Stockholders Agreement) thereof as a corporation for federal income tax purposes; or

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the (i) resignation, replacement or removal of the Company as the sole manager of Fluence Energy, LLC or (ii) appointment of any additional Person (as defined in the Stockholders Agreement) as a manager of Fluence Energy, LLC.

In addition, the Stockholders Agreement provides that the Company shall not take, and shall cause Fluence Energy, LLC (and its subsidiaries) not to take, certain actions (whether by merger, consolidation or otherwise) without the prior written approval of (i) the AES Related Parties as long as they beneficially own, directly or indirectly, in the aggregate 5% or more of all issued and outstanding shares of Class A common stock (assuming that all outstanding LLC Interests (other than LLC Interests held by us) are redeemed for newly issued shares of our Class A common stock on a one-for-one basis), (ii) the Siemens Related Parties for as long as they beneficially own, directly or indirectly, in the aggregate of 5% or more of all issued and outstanding shares of Class A common stock (assuming that all outstanding LLC Interests (other than LLC Interests held by us) are redeemed for newly issued shares of our Class A common stock on a one-for-one basis) and (iii) QIA Related Parties for as long as they beneficially own, directly or indirectly, in the aggregate 5% or more of all issued and outstanding shares of Class A common stock (assuming that all outstanding LLC Interests (other than LLC Interests held by us) are redeemed for newly issued shares of our Class A common stock on a one-for-one basis):
•	any increase or decrease of the size of the Board;
•	the reorganization, recapitalization, voluntary bankruptcy, liquidation, dissolution, or winding-up of the Company, Fluence Energy, LLC, or any of their respective subsidiaries; or
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any amendment or modification of the Stockholders Agreement or the organizational documents of the Company, Fluence Energy, LLC or any of its subsidiaries that would adversely modify the rights, preferences or privileges of any of AES Grid Stability, Siemens Industry, or QIA in a materially disproportionate manner to the non-affected stockholders among AES Grid Stability, Siemens Industry, or QIA.

In addition, the Stockholders Agreement provides QIA with certain “tag along” rights to participate in certain sales of shares and LLC Interests by AES Related Parties and Siemens Related Parties and provides AES Related Parties and Siemens Related Parties with certain drag-along rights in respect of QIA’s holdings of Class A common stock.
The Stockholders Agreement will terminate upon the earliest to occur of (i) the Continuing Equity Owners ceasing to beneficially own, directly or indirectly, any shares of Class A common stock (assuming that all outstanding LLC Interests (other than LLC Interests held by us) are redeemed for newly issued shares of our Class A common stock on a one-for-one basis), (ii) the Continuing Equity Owners ceasing to have any director designation rights under the Stockholders Agreement, and (iii) as unanimously agreed between us and the Continuing Equity Owners. In addition, the Stockholders Agreement will terminate (i) as to each of AES Related Parties and Siemens Related Parties upon the AES or Siemens Related Parties, respectively, ceasing to beneficially own, directly or indirectly, any Class A common stock (assuming that all outstanding LLC Interests (other than LLC Interests held by us) are redeemed for newly issued shares of our Class A common stock on a one-for-one basis) and (ii) solely as to QIA Related Parties, at its sole discretion, upon (A) (x) the Board no longer having a QIA director and (y) QIA Related Parties owning, directly or indirectly, less than 5% of all issued and outstanding shares of Class A common stock (assuming that all outstanding LLC Interests (other than LLC Interests held by us) are redeemed for newly issued shares of our Class A common stock on a one-for-one basis) or (B) following a transfer by either the AES Related Parties or Siemens Related Parties of common stock or LLC Interests and the right to designate a director to an unaffiliated third party, in the event QIA Related Parties determine that they would not be able to vote for a director candidate nominated by such third party transferee.
Registration Rights Agreement
On November 1, 2021, we entered into a Registration Rights Agreement with the Continuing Equity Owners. The Registration Rights Agreement provides certain of the Continuing Equity Owners with “demand” registration rights whereby they can require us to register under the Securities Act the offer and sale of shares of Class A common stock issuable to them, at our election (determined solely by our independent directors (within the meaning of the rules of the Nasdaq) who are disinterested), upon redemption or exchange of their LLC Interests. We have agreed to pay certain fees and expenses of the Continuing Equity Holders in connection with the exercise of their registration rights. The Registration Rights Agreement also provides for customary “piggyback” registration rights for all parties to the agreement.

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Intellectual Property & Research and Development Agreements
On April 6, 2021, we entered into a patent assignment agreement with Siemens pursuant to which Siemens assigned, sold, and transferred to us the entire right, title, and interest in the United States and all foreign countries, in and to any and all inventions and improvements disclosed in certain identified patent applications, pending patent applications, and granted letter patents.
On June 9, 2021, we entered into amended and restated intellectual property license agreements with each of Siemens and Siemens Industry pursuant to which Siemens entities granted the Company worldwide, non-exclusive, non-transferable, perpetual, royalty-free licenses to conduct certain non-exclusive activities for certain permitted business purposes and to engage in permitted sublicensing thereunder, subject to various exceptions. Similarly, we granted Siemens and Siemens Industry perpetual, non-exclusive, worldwide, non-transferable (subject to certain exceptions under the respective agreements), and sublicensable rights to do any acts within the current and future fields of the respective businesses of the Siemens group, which are not activities which are exclusive to us and which would otherwise infringe any of the contributed intellectual property, respectively, under fair, reasonable and non-discriminatory royalty terms. No party is permitted to assign their rights or obligations without the consent of the other party thereto.
On September 9, 2021, we entered into an intellectual property assignment agreement with AES (the “Patent Transfer Agreement”), whereby AES assigned certain intellectual property to Fluence that we had previously utilized through a license from AES. In connection with the Patent Transfer Agreement, we entered into a license-back agreement with AES, whereby we granted AES with a worldwide, exclusive (except with respect to the Company), perpetual, irrevocable, sublicensable, non-transferable (except in certain situations), royalty-free, fully paid up license under the ‘licensed patents’ to develop, improve, make, have made, sell, offer for sale, distribute, import and use ‘licensed products’ and ‘licensed processes', and otherwise commercially exploit the ‘licensed patents’ in non-exclusive field of business.
On October 27, 2021, we amended our existing Company Name Affix and Trademark License Agreements with each of AES and Siemens. Pursuant to these amended agreements, we are granted the right to use the AES and Siemens marks in the Fluence “name affix”. Pursuant to the Siemens agreement, we are licensed the mark “Siestorage” and pursuant to the AES agreement, we are licensed the use of “AES Energy Storage”. These agreements are terminable upon 90 days written notice by Siemens or AES, respectively; neither agreement has been terminated by Siemens or AES as of January 13, 2026.
From time to time, we have and we may continue to enter into research and development agreements with our related parties, pursuant to which we may collaborate on evaluating and developing energy storage solutions.
Credit Support and Reimbursement Agreement
On June 9, 2021, we entered into the Amended and Restated Credit Support and Reimbursement Agreement with AES and Siemens Industry (the “Credit Support and Reimbursement Agreement”) whereby they may, from time to time, agree to furnish credit support to us in the form of direct issuances of credit support to our lenders or other beneficiaries or through their lenders’ provision of letters of credit to backstop our own facilities or obligations. Pursuant to the Credit Support and Reimbursement Agreement, if AES or Siemens Industry agrees to provide a particular credit support (which they are permitted to grant or deny in their sole discretion), they are entitled to receipt of a credit support fee and reimbursement for all amounts paid to our lenders or other counterparties, payable upon demand. The Credit Support and Reimbursement Agreement initially expired on June 9, 2025, and will automatically and indefinitely continue after such date, provided that thereafter either AES or Siemens Industry will be permitted to terminate the agreement effective at any time on or after the initial expiration date by providing not less than six months prior notice. Any credit support under the Credit Support and Reimbursement Agreement will remain in effect after any such termination until such credit support has been replaced by the Company.
In fiscal year 2025, AES and Siemens Corporation provided certain guarantees pursuant to the Credit Support and Reimbursement Agreement in connection with the supply chain financing program detailed below, in exchange for which Fluence paid performance guarantee fees of an aggregate of approximately $1,828,717 to AES and Siemens Industry. Such fees are included in “Costs of goods and services” on Fluence’s consolidated statements of operations in the Company’s audited financial statements in our 2025 Form 10-K.
Equipment and Services Purchase Agreement
On October 27, 2021, we entered into an Amended and Restated Equipment and Services Purchase Agreement with Siemens Industry pursuant to which Siemens Industry agreed to supply electrical balance of plant equipment and related services to us under preferred purchasing conditions. In the ordinary course of business, we have entered into adoption agreements with other Siemens entities generally adopting the preferred purchasing conditions set forth in this master agreement.

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Storage Core Frame Purchase Agreements
On October 27, 2021, we entered into amended and restated storage core frame purchase agreements with each of AES Grid Stability and Siemens Industry, pursuant to which AES Grid Stability and Siemens Industry, purchase energy storage equipment and related services from us under preferred purchasing conditions, including most-favored-nation pricing, either for use in their own electrical transmission and distribution projects or for resale to their own end-customers. The term of these agreements commenced upon the consummation of the IPO and shall continue until the earlier of the (x) seven year anniversary thereof and (y) the date on which AES Grid Stability or Siemens Industry or their respective affiliates, as applicable, hold shares representing less than 10% of the then outstanding voting power. If AES Grid Stability and Siemens Industry hold at least 20% of the then-outstanding voting power, they each shall cause their business units to purchase certain of our product offerings exclusively from us. If AES Grid Stability and Siemens Industry hold at least 10% of the then-outstanding voting power, neither it or its affiliates will directly or indirectly engage in any of the defined exclusive activities set forth in the agreement, subject to us maintaining certain sales volume requirements. Upon transfer of title with respect to any equipment purchased thereunder, we will grant such affiliate a non-exclusive, transferable, fully paid-up with no further royalty obligations, worldwide license in and to all intellectual property owed or licensed by us which are necessary for their use and enjoyment of such equipment.
Amended and Restated Master Sales Cooperation Agreement
Siemens Industry and Fluence Energy, LLC are party to an amended and restated master sales cooperation agreement to ensure meeting customer demands, timely delivery of high-quality battery energy storage solutions, and related service and effective order planning and processing. The agreement had an initial term ending on December 31, 2022 and automatically extends by consecutive one-year intervals unless terminated by a party upon three months prior written notice to the other party. There has been no written notice of termination provided to date.
Amended and Restated Master Cooperation Agreement
Fluence Energy, LLC and AES are party to an amended and restated master cooperation agreement that provides for the parties to use commercially reasonable efforts to maximize opportunities to use battery energy storage solutions on a global basis across AES and its affiliates. The agreement provides for the cooperation of the parties on joint business planning, marketing, and training efforts related to the development and sale of battery energy storage solutions. The agreement had an initial term ending on October 27, 2025 and automatically extends by consecutive one-year intervals unless terminated by a party upon six months prior written notice to the other party.
Supply Chain Financing
The Company has provided certain of our suppliers with access to a supply chain financing program through a third-party financing institution (“SCF Bank”). This program allows the Company to seek extended payment terms up to 120 days with our suppliers and allows our suppliers to monetize their receivables prior to the payment due date, subject to a discount. The Company does not pledge any assets as collateral under the program. Our suppliers’ ability to continue using such agreements is primarily dependent upon the strength of our financial condition and guarantees issued by AES and Siemens. As of September 30, 2025, AES and Siemens Corporation, a subsidiary of Siemens, issued guarantees of $50.0 million each, for a total of $100.0 million, to SCF Bank on our behalf. These guarantees are provided pursuant to the Credit Support and Reimbursement Agreement above, and the Company pays fees to AES and Siemens Industry connection with the issuance of these guarantees as set forth therein.
Indemnification Agreements
We have entered into indemnification agreements with each of our current directors and executive officers. Our Certificate of Incorporation and our Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by applicable law.

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STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at the 2027 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Corporate Secretary at our offices at 4601 Fairfax Drive, Suite 600 Arlington, Virginia 22203, in writing not later than September 28, 2026. We suggest that proponents submit their Rule 14a-8 proposals by certified mail, return receipt requested, addressed to our Chief Legal and Compliance Officer and Secretary.
Stockholders intending to present a proposal at our 2027 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Corporate Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2026 Annual Meeting no earlier than the close of business on November 12, 2026 and no later than the close of business on December 12, 2026. The notice must contain the information required by our Bylaws. In the event that the date of the 2027 Annual Meeting is more than 30 days before or more than 60 days after March 12, 2027, then our Secretary must receive such written notice not later than the close of business of the 90th day prior to the 2027 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
OTHER MATTERS
Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.
SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting of Stockholders is attached to this Proxy Statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail, and facsimile by our directors, officers, and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians, and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians, and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
Certain information contained in this Proxy Statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
In connection with our solicitation of proxies for our 2027 Annual Meeting, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.
HOUSEHOLDING
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or

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if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report by contacting Broadridge Financial Solutions, Inc. at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
2025 ANNUAL REPORT
Our 2025 Annual Report, including our 2025 Form 10-K, is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail. Stockholders that receive the Notice and Access Card can access our 2025 Annual Report, including our 2025 Form 10-K, at www.proxyvote.com.
Our Annual Report on Form 10-K for the fiscal year ended September 30, 2025 has also been filed with the SEC on November 25, 2025. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our 2025 Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the 2025 Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit(s). All requests should be directed to the Corporate Secretary, Fluence Energy, Inc., 4601 Fairfax Drive, Suite 600, Arlington, Virginia, 22203.
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Proxy Statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act, including statements regarding our goals, commitments, and strategies, and our executive compensation program. Forward-looking statements are statements about future events and are based on our current expectations. These forward-looking statements may be identified by the words “believe,” “expect,” “hope,” “target,” “anticipate,” “intend,” “plan,” “seek,” “estimate,” “potential,” “project,” “scheduled,” “commits”, “forecast,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” or “may.” Any statement that reflects expectations, assumptions or projections about the future, other than statements of historical fact, is a forward-looking statement. Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are based on current expectations and assumptions that are subject to risks, uncertainties, and other important factors which may cause actual results to differ materially from future results expressed, projected, or implied by those forward-looking statements. Important factors that could cause actual results and events to differ from those described in such forward-looking statements can be found in the risk factors and forward-looking statements cautionary language contained in our 2025 Form 10-K, our quarterly reports on Form 10-Q, and in other filings made with the SEC. Although we have attempted to identify those material factors that could cause actual results or events to differ from those described in such forward-looking statements, there may be other factors that could cause actual results or events to differ from those anticipated, estimated, or intended. Many of these factors are beyond our ability to control or predict. Given these uncertainties, investors are cautioned not to place undue reliance on our forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

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INCORPORATION BY REFERENCE
The Audit Committee Report shall not be deemed soliciting material or filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate such information by reference. In addition, this document includes references to our website; however, the information contained on our website, or any other website, is not incorporated by reference into or otherwise made a part of this Proxy Statement.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE, AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors Vincent W. Mathis Senior Vice President, Chief Legal and Compliance Officer, and Secretary January 26, 2026

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APPENDIX A
FLUENCE ENERGY, INC.
AMENDED AND RESTATED 2021 INCENTIVE AWARD PLAN
ARTICLE I.
Purpose
The Plan’s purpose is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities. Capitalized terms used in the Plan are defined in Article XI.
ARTICLE II.
Eligibility
Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein.
ARTICLE III.
Administration and Delegation
3.1 Administration. The Plan is administered by the Administrator. The Administrator has authority to determine which Service Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions and reconcile inconsistencies in the Plan or any Award as it deems necessary or appropriate to administer the Plan and any Awards. The Administrator’s determinations under the Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the Plan or any Award.
3.2 Appointment of Committees. To the extent Applicable Laws permit, the Board may delegate any or all of its powers under the Plan to one or more Committees. The Board may abolish any Committee or re-vest in itself any previously delegated authority at any time.
ARTICLE IV.
Stock Available for Awards
4.1 Number of Shares. Subject to adjustment under Article VIII and the terms of this Article IV, Awards may be made under the Plan covering up to the Overall Share Limit. Shares issued under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.
4.2 Share Recycling. If all or any part of an Award expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares at a price not greater than the price (as adjusted to reflect any Equity Restructuring) paid by the Participant for such Shares or not issuing any Shares covered by the Award, the unused Shares covered by the Award will, as applicable, become or again be available for Award grants under the Plan. Further, Shares delivered (either by actual delivery or attestation) to the Company by a Participant to satisfy the applicable exercise or purchase price of an Award and/or to satisfy any applicable tax withholding obligation (including Shares retained by the Company from the Award being exercised or purchased and/or creating the tax obligation) will not, as applicable, become or again be available for Award grants under the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not count against the Overall Share Limit.
4.3 Incentive Stock Option Limitations. Notwithstanding anything to the contrary herein, no more than 16,200,000 Shares may be issued pursuant to the exercise of Incentive Stock Options.
4.4 Substitute Awards.  In connection with an entity’s merger or consolidation with the Company or the Company’s acquisition of an entity’s property or stock, the Administrator may grant Substitute Awards in respect of any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate in accordance with Applicable Laws. Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit (nor shall Shares subject to a Substitute Award be added back to the Shares available for Awards under the Plan as provided in Section 4.2 above), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan. Additionally, in the event that a company

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acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not count against the Overall Share Limit (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided above in Section 4.2); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.
4.5 Non-Employee Director Compensation. Notwithstanding any provision to the contrary in the Plan, the Administrator may establish compensation for non-employee Directors from time to time, subject to the limitations in the Plan. The Administrator will from time to time determine the terms, conditions and amounts of all such non-employee Director compensation in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, provided that the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a non-employee Director as compensation for services as a non-employee Director during any fiscal year of the Company may not exceed $500,000, increased to $750,000 for a non-employee Director’s initial fiscal year of service as a non-employee Director. The Administrator may make exceptions to these limits for individual non-employee Directors in extraordinary circumstances, as the Administrator may determine in its discretion, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee Directors.
ARTICLE V.
Stock Options and Stock Appreciation Rights
5.1 General. The Administrator may grant Options or Stock Appreciation Rights to Service Providers subject to the limitations in the Plan, including any limitations in the Plan that apply to Incentive Stock Options. The Administrator will determine the number of Shares covered by each Option and Stock Appreciation Right, the exercise price of each Option and Stock Appreciation Right and the conditions and limitations applicable to the exercise of each Option and Stock Appreciation Right. A Stock Appreciation Right will entitle the Participant (or other person entitled to exercise the Stock Appreciation Right) to receive from the Company upon exercise of the exercisable portion of the Stock Appreciation Right an amount determined by multiplying the excess, if any, of the Fair Market Value of one Share on the date of exercise over the exercise price per Share of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations of the Plan or that the Administrator may impose and payable in cash, Shares valued at such Fair Market Value or a combination of the two as the Administrator may determine or provide in the Award Agreement.
5.2 Exercise Price. The Administrator will establish each Option’s and Stock Appreciation Right’s exercise price and specify the exercise price in the Award Agreement. Unless otherwise determined by the Administrator, the exercise price will not be less than 100% of the Fair Market Value of a Share on the grant date of the Option or Stock Appreciation Right.
5.3 Duration. Each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that, unless otherwise determined by the Administrator in accordance with Applicable Laws, the term of an Option or Stock Appreciation Right will not exceed ten years. Notwithstanding the foregoing, if the Participant, prior to the end of the term of an Option or Stock Appreciation Right, violates the non-competition, non-solicitation, confidentiality or other similar restrictive covenant provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company or any Affiliate, the right of the Participant and the Participant’s transferees to exercise any Option or Stock Appreciation Right issued to the Participant shall terminate immediately upon such violation unless the Administrator otherwise determines.
5.4 Exercise. Options and Stock Appreciation Rights may be exercised by delivering to the Company a written notice of exercise, in a form the Administrator approves (which may be electronic), signed by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, payment in full (i) as specified in Section 5.5 for the number of Shares for which the Award is exercised and (ii) as specified in Section 9.5 for any applicable taxes. Unless the Administrator otherwise determines, an Option or Stock Appreciation Right may not be exercised for a fraction of a Share.

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5.5 Payment Upon Exercise. Subject to Section 10.8, any Company insider trading policy (including blackout periods) and Applicable Laws, the exercise price of an Option must be paid by:
(a) cash, wire transfer of immediately available funds or by check payable to the order of the Company, provided that the Company may limit the use of one of the foregoing payment forms if one or more of the payment forms below is permitted;
(b) if there is a public market for Shares at the time of exercise, unless the Company otherwise determines, (A) delivery (including telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price, or (B) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price; provided that such amount is paid to the Company at such time as may be required by the Administrator;
(c) to the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value;
(d) to the extent permitted by the Administrator, surrendering Shares then issuable upon the Option’s exercise valued at their Fair Market Value on the exercise date;
(e) to the extent permitted by the Administrator, delivery of any other property that the Administrator determines is good and valuable consideration; or
(f) to the extent permitted by the Company, any combination of the above payment forms approved by the Administrator.
ARTICLE VI.
Restricted Stock; Restricted Stock Units
6.1 General. The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to the Company’s right to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant (or to require forfeiture of such shares) if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award. In addition, the Administrator may grant to Service Providers Restricted Stock Units, which may be subject to vesting and forfeiture conditions during the applicable restriction period or periods, as set forth in an Award Agreement. The Administrator will determine and set forth in the Award Agreement the terms and conditions for each Restricted Stock and Restricted Stock Unit Award, subject to the conditions and limitations contained in the Plan.
6.2 Restricted Stock
(a) Dividends. Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such Shares, unless the Administrator provides otherwise in the Award Agreement. In addition, unless the Administrator provides otherwise, if any dividends or distributions are paid in Shares, or consist of a dividend or distribution to holders of Common Stock of property other than an ordinary cash dividend, the Shares or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.
(b) Stock Certificates. The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of shares of Restricted Stock, together with a stock power endorsed in blank.
(c) Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which such Participant would otherwise be taxable under Section 83(a) of the Code, such Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof.
6.3 Restricted Stock Units.
(a) Settlement. The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, in a manner intended to comply with Section 409A.

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(b) Stockholder Rights. A Participant will have no rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until the Shares are delivered in settlement of the Restricted Stock Unit.
(c) Dividend Equivalents. If the Administrator provides, a grant of Restricted Stock Units may provide a Participant with the right to receive Dividend Equivalents. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Restricted Stock Units with respect to which the Dividend Equivalents are granted and subject to other terms and conditions as set forth in the Award Agreement.
ARTICLE VII.
Other Stock or Cash Based Awards
7.1 Other Stock or Cash Based Awards may be granted to Participants, including Awards entitling Participants to receive Shares to be delivered in the future and including annual or other periodic or long-term cash bonus awards (whether based on specified Performance Criteria or otherwise), in each case subject to any conditions and limitations in the Plan. Such Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock or Cash Based Awards may be paid in Shares, cash or other property, as the Administrator determines. Subject to the provisions of the Plan, the Administrator will determine the terms and conditions of each Other Stock or Cash Based Award, including any purchase price, performance goal (which may be based on the Performance Criteria), transfer restrictions, and vesting conditions, which will be set forth in the applicable Award Agreement.
ARTICLE VIII.
Adjustments for Changes in Common Stock
and Certain Other Events
8.1 Equity Restructuring.  In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Article VIII, the Administrator will equitably adjust each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include adjusting the number and type of securities subject to each outstanding Award and/or the Award’s exercise price or grant price (if applicable), granting new Awards to Participants, and making a cash payment to Participants. The adjustments provided under this Section 8.1 will be nondiscretionary and final and binding on the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable.
8.2 Corporate Transactions. In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), reorganization, merger, consolidation, combination, amalgamation, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, Change in Control, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, other similar corporate transaction or event, other unusual or nonrecurring transaction or event affecting the Company or its financial statements or any change in any Applicable Laws or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in Applicable Law or accounting principles may be made within a reasonable period of time after such change) and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (y) to facilitate such transaction or event or (z) give effect to such changes in Applicable Laws or accounting principles:
(a) To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment;
(b) To provide that such Award shall vest and, to the extent applicable, be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;
(c) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Administrator;

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(d) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article IV hereof on the maximum number and kind of shares which may be issued) and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards;
(e) To replace such Award with other rights or property selected by the Administrator; and/or
(f) To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.
8.3 Administrative Stand Still. In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the share price of Common Stock, including any Equity Restructuring or any securities offering or other similar transaction, for administrative convenience, the Administrator may refuse to permit the exercise of any Award for up to sixty days before or after such transaction.
8.4 General. Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring under Section 8.1 above or the Administrator’s action under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s grant price or exercise price (if applicable). The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares. The Administrator may treat Participants and Awards (or portions thereof) differently under this Article VIII.
ARTICLE IX.
General Provisions Applicable to Awards
9.1 Transferability. Except as the Administrator may determine or provide in an Award Agreement or otherwise for Awards other than Incentive Stock Options, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution, or, subject to the Administrator’s consent, pursuant to a domestic relations order, and, during the life of the Participant, will be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, will include references to a Participant’s authorized transferee that the Administrator specifically approves.
9.2 Documentation. Each Award will be evidenced in an Award Agreement, which may be written or electronic, as the Administrator determines. Each Award may contain terms and conditions in addition to those set forth in the Plan.
9.3 Discretion. Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.
9.4 Termination of Service; Change in Status. The Administrator will determine, in its sole discretion, the effect of all matters and questions relating to any Termination of Service, including, without limitation, whether a Termination of Service has occurred, whether a Termination of Service resulted from a discharge for Cause and all questions of whether a particular leave of absence constitutes a Termination of Service or whether any other change or purported change in a Participant’s Service Provider status affects an Award and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable.
9.5 Withholding. Each Participant must pay the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by Applicable Law to be withheld in connection with such Participant’s Awards by the date of the event creating the tax liability. The Company may deduct an amount sufficient to satisfy such tax obligations based on the applicable statutory withholding rates (or such other rate as may be determined by the Company after considering any accounting consequences or costs) from any payment of any kind otherwise due to a Participant. Subject to Section 10.8 and any Company insider trading policy (including blackout periods), Participants may satisfy such tax obligations (i) in cash, by wire transfer of immediately available funds, or by check made payable to the order of the Company, provided that the Company may limit the use of one of the foregoing payment forms if one or more of the payment forms below is permitted,

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(ii)  to the extent permitted by the Administrator, in whole or in part by delivery of Shares, including Shares retained from the Award creating the tax obligation, valued at their Fair Market Value, (iii) if there is a public market for Shares at the time the tax obligations are to be satisfied, unless the Company otherwise determines, (A) delivery (including telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to satisfy the tax obligations, or (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to satisfy the tax withholding; provided that such amount is paid to the Company at such time as may be required by the Administrator, or (iv) to the extent permitted by the Company, any combination of the foregoing payment forms approved by the Administrator. If any tax withholding obligation will be satisfied under clause (ii) of the immediately preceding sentence by the Company’s retention of Shares from the Award creating the tax obligation and there is a public market for Shares at the time the tax obligation is satisfied, the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the applicable Participant’s behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company or its designee, and each Participant’s acceptance of an Award under the Plan will constitute the Participant’s authorization to the Company and instruction and authorization to such brokerage firm to complete the transactions described in this sentence.
9.6 Amendment of Award; Repricing. The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Participant’s consent to such action will be required unless (i) the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Award, or (ii) the change is permitted under Article VIII or pursuant to Section 10.6. Notwithstanding the foregoing or anything in the Plan to the contrary, the Administrator may not, without the approval of the stockholders of the Company, (i) reduce the exercise price per share of outstanding Options or Stock Appreciation Rights (ii) cancel outstanding Options or Stock Appreciation Rights in exchange for Options or Stock Appreciation Rights with an exercise price per share that is less than the exercise price per share of the original Options or Stock Appreciation Rights, or (iii) cancel outstanding underwater Options or Stock Appreciation Rights in exchange for cash or other Awards.
9.7 Conditions on Delivery of Stock. The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Company’s satisfaction, (ii) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy any Applicable Laws. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Administrator determines is necessary to the lawful issuance and sale of any securities, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.
9.8 Acceleration. The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.
9.9 Additional Terms of Incentive Stock Options. The Administrator may grant Incentive Stock Options only to employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value of a Share on the Option’s grant date, and the term of the Option will not exceed five years. All Incentive Stock Options will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, the Participant agrees if requested by the Company to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired under the Option made within (i) two years from the grant date of the Option or (ii) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code. Any Incentive Stock Option or portion thereof that fails to qualify as an “incentive stock option” under Section 422 of the Code for any reason, including becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Non-Qualified Stock Option.

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ARTICLE X.
Miscellaneous
10.1 No Right to Employment or Other Status. No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continued employment or any other relationship with the Company or any Affiliate. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement.
10.2 No Rights as Stockholder; Certificates. Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Laws require, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on stock certificates issued under the Plan that the Administrator deems necessary or appropriate to comply with Applicable Laws.
10.3 Effective Date and Term of Plan. The Plan will become effective on the earlier of (i) the date the Plan is adopted by the Board and (ii) the date the Plan is approved by the Company’s stockholders, and, unless earlier terminated by the Board, will remain in effect until the earlier of (x) the earliest date as of which all Awards granted under the Plan have been satisfied in full or terminated and no Shares approved for issuance under the Plan remain available to be granted under new Awards or (y) the earlier of the tenth anniversary of (A) the date the Plan was adopted by the Board or (B) the date the Plan was approved by the Company’s stockholders, but Awards previously granted may extend beyond that date in accordance with the Plan. If the Plan is not approved by the Company’s stockholders, the Plan will not become effective and no Awards will be granted under the Plan.
10.4 Amendment of Plan. The Administrator may amend, suspend or terminate the Plan at any time; provided that no amendment, other than an increase to the Overall Share Limit, may materially and adversely affect any Award outstanding at the time of such amendment in a manner disproportionate to other similarly-situated Awards without the affected Participant’s consent. No Awards may be granted under the Plan during any suspension period or after Plan termination. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination. The Company will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.
10.5 Provisions for Foreign Participants. The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.
10.6 Section 409A.
(a) General. The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (A) exempt this Plan or any Award from Section 409A, or (B) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award’s grant date. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section 10.6 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.
(b) Separation from Service. If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a termination of a Participant’s Service Provider relationship will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the Termination of Service of a Participant. For purposes of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment,” Termination of Service or like terms means a “separation from service.”

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(c) Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” required to be made under an Award to a “specified employee” (as defined under Section 409A and as the Administrator determines) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” under such Award payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made.
10.7 Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company or any Affiliate will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer, other employee or agent of the Company or any Affiliate. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company or any Affiliate that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.
10.8 Lock-Up Period. The Company may, at the request of any underwriter representative or otherwise, in connection with registering the offering of any Company securities under the Securities Act, prohibit Participants from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities during a period of up to one hundred eighty days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined appropriate by the underwriter or the Administrator.
10.9 Data Privacy. As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this section by and among the Company and any Affiliate exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and the Affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or any Affiliate; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and the Affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and the Affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 10.9 in writing, without cost, by contacting the local human resources representative. The Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents in this Section 10.9. For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.
10.10 Severability. If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.
10.11 Governing Documents. If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Affiliate) that the Administrator has approved, the Plan will govern, unless it is expressly specified in such Award Agreement or other written agreement that a specific provision of the Plan will not apply.
10.12 Governing Law. The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding any state’s choice-of-law principles requiring the application of a jurisdiction’s laws other than the State of Delaware.

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10.13 Claw-back Provisions. All Awards (including any proceeds, gains or other economic benefit the Participant actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any Shares underlying the Award) will be subject to any Company claw-back policy as in effect from time to time, including any claw-back policy adopted to comply with Applicable Laws (including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder).
10.14 Titles and Headings. The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.
10.15 Conformity to Securities Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Laws. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in conformance with Applicable Laws. To the extent Applicable Laws permit, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Laws.
10.16 Relationship to Other Benefits. No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except as expressly provided in writing in such other plan or an agreement thereunder.
10.17 Broker-Assisted Sales. In the event of a broker-assisted sale of Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards, including amounts to be paid under the final sentence of Section 9.5: (a) any Shares to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) such Shares may be sold as part of a block trade with other Participants in the Plan in which all participants receive an average price; (c) the applicable Participant will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the Company or its designee receives proceeds of such sale that exceed the amount owed, the Company will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for such sale at any particular price; and (f) in the event the proceeds of such sale are insufficient to satisfy the Participant’s applicable obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant’s obligation.
ARTICLE XI.
Definitions
As used in the Plan, the following words and phrases will have the following meanings:
11.1 “Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.
11.2 “Affiliate” means (i) any Subsidiary and (ii) any other person or entity that directly or indirectly controls, is controlled by or is under common control with the Company or Fluence Energy, LLC. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise. For the avoidance of doubt, AES or Siemens are not Affiliates.
11.3 “Applicable Laws” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where Awards are granted.
11.4 “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Other Stock or Cash Based Awards.
11.5 “Award Agreement” means a written agreement evidencing an Award, which may be electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.
11.6 “Board” means the Board of Directors of the Company.
11.7 “Cause” means (i) if a Participant is a party to a written employment, severance or consulting agreement with the Company or any of its Affiliates or an Award Agreement in which the term “cause” is defined (a “Relevant

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Agreement”), “cause” as defined in the Relevant Agreement, and (ii) if no Relevant Agreement exists, (A) a material breach by the Participant of any of his or her obligations set forth in any written agreement with the Company or any of its Affiliates as the same may then be in effect; (B) fraud, embezzlement, theft or other material dishonesty by the Participant in connection with services to or otherwise with respect to the Company or any of its Affiliates; (C) the Participant’s commission of any act or omission that results in or could reasonably be expected to result in any material damage or harm to the business, property or reputation of the Company or any of its Affiliates; (D) the Participant’s commission of, indictment for, or a plea of nolo contendere to, any felony under any state, federal or foreign law or any crime involving moral turpitude or dishonesty; (E) the Participant’s unlawful use (including being under the influence) or possession of illegal drugs, or repeated intoxication with alcohol, at the premises of the Company or any of its Affiliates or otherwise while performing (or holding himself or herself as performing) services for or on behalf of the Company or any of its Affiliates; (vi) Participant’s prolonged and unexcused absence from work (other than by reason of Disability); or (F) refusal or failure by the Participant to attempt in good faith to follow or carry out the reasonable instructions of the Board or the Participant’s supervisor which failure, if curable, does not cease within fifteen (15) days after written notice of such failure is given to the Participant by the Company or any Affiliate.
11.8 “Change in Control” means and includes each of the following:
(a) A transaction or series of transactions (other than an offering of Common Stock (including an acquisition by underwriters for intended resale) to the general public through a registration statement filed with the Securities and Exchange Commission or a transaction or series of transactions that meets the requirements of clauses (i) and (ii) of subsection (c) below) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than one or more underwriters purchasing shares in an offering with the intent of reselling them to the general public, the Company, any of its Affiliates, an employee benefit plan maintained by the Company or any of its Affiliates, or a “person” or “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company, Siemens AG or any of its subsidiaries or affiliates (“Siemens”), The AES Corporation or any of its subsidiaries or affiliates (“AES”), or any “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) of which AES or Siemens is a member so long as AES and/or Siemens (individually or in the aggregate) directly or indirectly has beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of a greater percentage of the combined voting power of the Company’s securities outstanding immediately after such acquisition than any other member of such “group”) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50 % of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or
(b) During any period of two consecutive years, individuals who constitute the Board at the beginning of such period, together with any new Director(s) whose election or nomination for election was (a) previously so approved by a vote of at least 75% of the other Directors, or (b) was made by The AES Corporation, Siemens Industry, Inc. or Qatar Holding LLC or their respective successors pursuant to the terms of the Stockholders Agreement of contemporaneous date herewith, cease for any reason to constitute a majority of the Board; or
(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:
(i) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and
(ii) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.

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Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or portion of any Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b) or (c) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).
The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.
11.9 “Code” means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.
11.10 “Committee” means one or more committees or subcommittees of the Board, which may include one or more Directors or executive officers of the Company, or one or more committees consisting of executive officers of the Company, in each case, to the extent Applicable Laws permit. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.
11.11 “Common Stock” means the Class A common stock, par value $0.01 per share, of the Company.
11.12 “Company” means Fluence Energy, Inc., a Delaware corporation, or any successor.
11.13 “Consultant” means any person, including any adviser, engaged by the Company or its parent or Affiliate to render services to such entity if the consultant or adviser: (i) renders bona fide services to the Company; (ii) renders services not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) is a natural person.
11.14 “Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Administrator determines, to receive amounts due or exercise the Participant’s rights if the Participant dies or becomes incapacitated. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate.
11.15 “Director” means a Board member.
11.16 “Disability” means the Board has made a good faith determination that the Participant has become physically or mentally incapacitated or disabled such that the Participant is unable to perform for the Company substantially the same services, with or without accommodation, as the Participant performed prior to incurring such incapacity or disability, and such incapacity or disability exists for an aggregate of three (3) calendar months in any twelve (12) month period. In connection with making such determination, the Company, at its option and expense, shall be entitled to select and retain a physician to confirm the existence of such incapacity or disability, and the determination made by such physician shall be binding on the parties for the purposes of this Plan and any Award Agreements.
11.17 “Dividend Equivalents” means a right granted to a Participant under the Plan to receive the equivalent value (in cash or Shares) of dividends paid on Shares.
11.18 “Employee” means any employee of the Company or any of its Affiliates.
11.19 “Equity Restructuring” means a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other Company securities) or the share price of Common Stock (or other Company securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.
11.20 “Exchange Act” means the Securities Exchange Act of 1934, as amended.
11.21 “Fair Market Value” means, as of any date, the value of Common Stock determined as follows: (i) if the Common Stock is listed on any established stock exchange, its Fair Market Value will be the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems

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reliable; (ii) if the Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (iii) in any case the Administrator may determine the Fair Market Value in its discretion to the extent such determination does not constitute a “material revision” to the Plan under applicable stock exchange or stock market rules and regulations (or otherwise require stockholder approval).
11.22 “Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporation, as defined in Section 424(e) and (f) of the Code, respectively.
11.23 “Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.
11.24 “Non-Qualified Stock Option” means an Option not intended or not qualifying as an Incentive Stock Option.
11.25 “Option” means an option to purchase Shares.
11.26 “Other Stock or Cash Based Awards” means cash awards, awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise based on, Shares or other property.
11.27 “Overall Share Limit” means the 16,200,000 Shares.
11.28 “Participant” means a Service Provider who has been granted an Award.
11.29 “Performance Criteria” mean the criteria (and adjustments) that the Administrator may select for an Award to establish performance goals for a performance period, which may include the following: net earnings or losses (either before or after one or more of interest, taxes, depreciation, amortization, and non-cash equity-based compensation expense); gross or net sales or revenue or sales or revenue growth; net income (either before or after taxes) or adjusted net income; profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating margin; budget or operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); cash flow (including operating cash flow and free cash flow or cash flow return on capital); return on assets; return on capital or invested capital; cost of capital; return on stockholders’ equity; total stockholder return; return on sales; costs, reductions in costs and cost control measures; expenses; working capital; earnings or loss per share; adjusted earnings or loss per share; price per share or dividends per share (or appreciation in or maintenance of such price or dividends); regulatory achievements or compliance; implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; market share; economic value or economic value added models; division, group or corporate financial goals; customer satisfaction/growth; customer service; employee satisfaction; recruitment and maintenance of personnel; human resources management; supervision of litigation and other legal matters; strategic partnerships and transactions; financial ratios (including those measuring liquidity, activity, profitability or leverage); debt levels or reductions; sales-related goals; business development goals; financing and other capital raising transactions; cash on hand; acquisition activity; investment sourcing activity; marketing initiatives; ESG initiatives or goals; and other measures of performance selected by the Board or Committee whether or not listed herein, any of which may be measured in absolute terms, as compared to any incremental increase or decrease or qualitatively in the Board or Committee’s sole discretion. Such performance goals also may be based solely by reference to the Company’s performance or the performance of an Affiliate, division, business segment or business unit of the Company or an Affiliate, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies. The Committee may provide for exclusion of the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual, infrequently occurring or non-recurring charges or events, (b) asset write-downs, (c) litigation or claim judgments or settlements, (d) acquisitions or divestitures, (e) reorganization or change in the corporate structure or capital structure of the Company, (f) an event either not directly related to the operations of the Company, an Affiliate, division, business segment or business unit or not within the reasonable control of management, (g) foreign exchange gains and losses, (h) a change in the fiscal year of the Company, (i) the refinancing or repurchase of bank loans or debt securities, (j) unbudgeted capital expenditures, (k) the issuance or repurchase of equity securities and other changes in the number of outstanding shares, (l) conversion of some or all of convertible securities to Common Stock, (m) any business interruption event (n) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles, or (o) the effect of changes in other laws or regulatory rules affecting reported results.

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11.30 “Plan” means this Amended and Restated 2021 Incentive Award Plan, as may be amended from time to time.
11.31 “Restricted Stock” means Shares awarded to a Participant under Article VI subject to certain vesting conditions and other restrictions.
11.32 “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one or more Shares or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.
11.33 “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.
11.34 “Section 409A” means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.
11.35 “Securities Act” means the Securities Act of 1933, as amended.
11.36 “Service Provider” means an Employee, Consultant or Director.
11.37 “Shares” means shares of Common Stock.
11.38 “Stock Appreciation Right” means a stock appreciation right granted under Article V.
11.39 “Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.
11.40 “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.
11.41 “Termination of Service” means the date the Participant ceases to be a Service Provider.
* * * * *

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FLUENCE
A Siemens and AES Company

FLUENCE ENERGY, INC.
4601 FAIRFAX DRIVE, SUITE 600
ARLINGTON, VA 22203

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on March 11, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FLNC2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on March 11, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V81596-P39569 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FLUENCE ENERGY, INC.

The Board of Directors recommends you vote FOR the following:

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

NOMINEES:

01) Fahad Al-Darwish
02) Cynthia Arnold
03) Herman Bulls
04) Ricardo Falu
05) Elizabeth Fessenden
06) Ruth Gratzke
07) Harald von Heynitz
08) Peter Chi-Shun Luk
09) Axel Meier
10) Letitia (“Tish”) Mendoza
11) Julian Nebreda
12) John Christopher ("Chris") Shelton

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V81597-P39569

Fluence Energy, Inc.
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 12, 2026
10:00 a.m., Eastern Time
This proxy is solicited on behalf of the Board of Directors

The undersigned stockholder(s) hereby appoints(s) Julian Nebreda, Ahmed Pasha and Vincent W. Mathis or any of them, as proxies, with power of substitution to each, to represent and to vote as designated on the reverse side of this proxy card, all the shares of common stock of Fluence Energy, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/FLNC2026. For instructions on how to attend and vote these shares at the Annual Meeting, see the information in the accompanying Proxy Statement in the section titled "Questions and Answers About the Annual Meeting, Proxy Materials, and Voting - How can I attend and vote at the Annual Meeting?"

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation, or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations as indicated on the reverse side.

Continued and to be signed on reverse side